LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 1999

Colonial Small Cap Value Fund, Variable Series
Colonial U.S. Stock Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial High Yield Securities Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series

Trust shares available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *
This Prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *
Although trust shares have been registered with the Securities and Exchange Commission (SEC), the SEC has not approved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

          NOT FDIC                   MAY LOSE VALUE
          INSURED                   NO BANK GUARANTEE

                                            TABLE OF CONTENTS

THE TRUST                                                                    3

THE FUNDS                                                                    4



Each of these sections discusses the following topics: Investment Goals, Primary Investment Strategies,
Primary Investment Risks and Performance History

Colonial Small Cap Value Fund, Variable Series ............................  4

Colonial U.S. Stock Fund, Variable Series .................................  5

Colonial Strategic Income Fund, Variable Series ...........................  7

Colonial High Yield Securities Fund, Variable Series ...................... 10

Liberty All-Star Equity Fund, Variable Series ............................. 12


TRUST MANAGEMENT ORGANIZATIONS                                              15

Trustees .................................................................. 15

Investment Advisor ........................................................ 15

Investment Sub-Advisors and Portfolio Managers ............................ 15

OTHER INVESTMENT STRATEGIES AND RISKS ..................................... 17

Temporary Defensive Measures .............................................. 17

U.S. Government Securities ................................................ 17

Structure Risk ............................................................ 17

Zero Coupon Bonds ......................................................... 17

Hedging Strategies ........................................................ 18

Year 2000 Compliance ...................................................... 18

FINANCIAL HIGHLIGHTS ...................................................... 19

SHAREHOLDER INFORMATION ................................................... 24

Purchases and Redemptions ................................................. 24

How a Fund's Share Price is Determined .................................... 24

Dividends and Distributions ............................................... 24

Tax Consequences .......................................................... 24

                                    THE TRUST

Liberty Variable Investment Trust ("Trust") includes nine separate mutual funds ("Funds"), each with its own investment goal and strategies. This Prospectus contains information about five of the Funds in the Trust. Liberty Advisory Services Corp. ("LASC") is the investment advisor to each Fund. LASC has appointed a Sub-Advisor for each Fund, all of which are affiliates of LASC. Each Fund is sub-advised by the following Sub-Advisor:

                                      FUND                                                             SUB-ADVISOR

Colonial U.S. Stock Fund, Variable Series (U.S. Stock Fund)                  Colonial Management Associates, Inc. (Colonial)
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund)

Colonial Strategic Income Fund, Variable Series (Strategic Income Fund)
Colonial High Yield Securities Fund, Variable Series (High Yield Fund)

Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund)         Liberty Asset Management Company (LAMCO)

Other Funds may be added to or deleted from the Trust from time to time.

The Trust's Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and of VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriters of the Fund are Keyport Financial Services Corp. ("KFSC") and Liberty Funds Distributor, Inc. ("LFD"). KFSC serves as principal underwriter of the shares of the portfolios of the Trust with respect to the sale of shares to Participating Insurance Companies that are affiliated with LASC and LFD serves as principal underwriter with respect to the sale of shares to Participating Insurance Companies that are not affiliated with LASC. KFSC and LFD are affiliates of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses.

                                    THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
The Fund seeks long-term growth.

PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in small capitalization stocks. These are stocks with market capitalizations of less than the market capitalization of the stock in the Russell 2000 Index that has the largest capitalization at the time of purchase. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by the advisor to be investment grade. In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are under valued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses fact-based quantitative analysis supported by fundamental business and financial analysis.

PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Smaller companies are more likely than larger companies to have limited product lines, markets or financial resources, and to depend on a small, inexperienced management team. They are more likely to fail or prove unable to grow. Stocks of smaller companies may trade less frequently and in limited volume and their prices may fluctuate more than stocks of other companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock. Stocks of smaller companies may, therefore, be more vulnerable to adverse developments than those of larger companies.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

PERFORMANCE HISTORY

We compare the Fund to the Russell 2000 Index, an unmanaged index that tracks the performance of small capitalization stocks and the Lipper Small Cap - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The Fund commenced investment operations on May 19, 1998, and therefore does not have a full calendar year of investment performance.

                    COLONIAL U.S. STOCK FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term capital growth.

PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in large capitalization stocks. These are stocks with market capitalizations of greater than $3 billion at the time of purchase.

In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are under valued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses quantitative analysis supported by fundamental business and financial analyses.

PRIMARY INVESTMENT RISKS

The primary risk of investing in the Fund is described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

THE FUNDS Colonial U.S. Stock Fund, Variable Series

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of a selection of widely held common stocks and the Lipper Growth & Income Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

CALENDAR-YEAR TOTAL RETURNS

[BAR GRAPH]

 1995     1996     1997     1998
 ----     ----     ----     ----
29.70%   21.84%   32.23%   20.15%

The Fund's year to date total return through March 31, 1999 was +1.70%.

Best Quarter:  4th quarter 1998, +21.79%

Worst Quarter: 3rd quarter 1998, -14.16%

AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR          SINCE
                                                           INCEPTION ON
                                                             7/5/94

Fund (%)                                       20.15          23.90
S&P Index (%)                                  28.60           N/A
Lipper Average (%)                             16.37           N/A

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks as high a level of current income as is consistent with prudent risk and maximizing total return.

PRIMARY INVESTMENT STRATEGIES

The Fund seeks to achieve its investment goal by investing in:

-        debt securities issued by the U.S. government;

-        debt securities issued by foreign governments; and

-        lower rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goal by investing a portion of its assets in lower rated corporate debt securities. These securities have the following ratings:

-        BBB through C by Standard & Poor's Corporation;

-        Baa through D by Moody's Investor Services, Inc.;

-        a comparable rating by another nationally recognized rating service; or

- the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

The Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Because the Fund may invest in fixed income securities issued by private entities, including certain types of mortgage-backed securities and corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer's industry may impact the issuer's ability to make timely payment of interest or principal. This could result in decreases in the price of the security.

Interest rate risk is the risk of a decline or increase in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS Colonial Strategic Income Fund, Variable Series


Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Emerging markets are also subject to special risks. The risks of foreign investments are typically increased in less developed and developing countries. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Lower rated debt securities are commonly referred to as "junk bonds" and are considered speculative. Lower quality debt securities involve greater risk of loss and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

THE FUNDS  Colonial Strategic Income Fund, Variable Series

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Lehman Brothers Government/Corporate Bond Index (Lehman Index), an unmanaged index that tracks the performance of a selection of U.S. government agency, treasury and investment grade corporate bonds and the Lipper Corporate Bonds - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.



CALENDAR-YEAR TOTAL RETURNS

[BAR GRAPH]

 1995     1996     1997     1998
 ----     ----     ----     ----
18.30%   9.83%    9.11%    6.03%

The Fund's year to date total return through March 31, 1999 was +0.99%.

Best Quarter:  1st quarter 1995, +5.62%

Worst Quarter: 1st quarter 1997, -1.00%

AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR          SINCE
                                                           INCEPTION ON
                                                             7/5/94

Fund (%)                                       6.03           9.75
Lehman Index (%)                               9.47            N/A
Lipper Average (%)                             4.82            N/A

              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks current income and total return.

PRIMARY INVESTMENT STRATEGIES

The Fund pursues its investment goal by investing primarily in lower rated corporate debt securities. These securities have the following ratings:

-        BBB through C by Standard & Poor's Corporation;

-        Baa through D by Moody's Investor Services, Inc.;

-        a comparable rating by another nationally recognized rating service; or

- the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

Although the Fund will invest primarily in debt securities, the Fund may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks. Additionally, the Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Lower rated debt securities are commonly referred to as "junk bonds" and are considered speculative. Lower quality debt securities involve greater risk of loss and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Interest rate risk is the risk of a decline or increase in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in fixed income securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer's industry may impact the issuer's ability to make timely payment of interest or principal. This could result in decreases in the price of the security.

THE FUNDS  Colonial High Yield Securities Fund, Variable Series

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Emerging markets are also subject to special risks. The risks of foreign investments are typically increased in less developed and developing countries. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

PERFORMANCE HISTORY

We compare the Fund to the CS First Boston High Yield Index, an unmanaged index that tracks the performance of high yield bond funds and the Lipper High Yield - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The Fund commenced investment operations on May 19, 1998, and therefore does not have a full calendar year of investment performance.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus each of which employs a different investment style. LAMCO attempts to rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

- Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

- Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

- Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

- More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average annual rate of return.

The Fund's current Portfolio Managers and investment styles are:

- J. P. Morgan Investment Management Inc. uses a value approach by investing in companies that are diversified across all sectors and that are undervalued relative to the firm's projected growth rates.

- Oppenheimer Capital uses a value approach by investing in companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

- Boston Partners Asset Management, L.P. uses a value approach by investing in companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

- Westwood Management Corporation uses a growth approach by investing in growth companies selling at reasonable valuations based on the firm's earnings projections which are not yet reflected in consensus estimates.

- Wilke/Thompson Capital Management, Inc. uses a growth approach by investing in companies that demonstrate the ability to sustain strong secular growth across a broad range of market capitalizations.

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

- Changes in a Portfolio Manager's investment style or a departure by a Portfolio Manager from the investment style for which it had been selected;

- A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

-        Adverse changes in its ownership or personnel.

THE FUNDS  Liberty All-Star Equity Fund, Variable Series


LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment objective and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that both funds will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

PRIMARY INVESTMENT RISKS

The primary risk of investing in the Fund is described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

THE FUNDS Liberty All-Star Equity Fund, Variable Series

PERFORMANCE HISTORY

The bar chart below shows the Fund's performance by illustrating the Fund's total calendar-year return. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for one year and the life of the Fund. We compare the Fund to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of a selection of widely held common stocks and the Lipper Growth & Income - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

CALENDAR-YEAR TOTAL RETURNS


[BAR GRAPH]

1998................ 18.67%

The Fund's year to date total return through March 31, 1999 was 0.00%.

Best Quarter:  4th quarter 1998, +18.67%

Worst Quarter: 3rd quarter 1998, -12.05%

AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR          SINCE
                                                          INCEPTION ON
                                                            11/17/97

Fund (%)                                       18.67          17.29
S&P Index (%)                                  28.60           N/A
Lipper Average (%)                             16.37           N/A

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information (SAI) contains names of and biographical information on the Trustees.

INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.

LASC, located at 125 High Street, Boston Massachusetts 02110, is the investment advisor to the Trust. LASC is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. ("LFC"). LASC has been an investment advisor since 1993. As of March 31, 1999, LASC managed over $727 million in assets. LASC designates the Trust's Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 1998 fiscal year, the Trust paid LASC management fees at the following annual rates of the average daily net assets of each specified Fund:

           Colonial Small Cap Value Fund, Variable Series              0.80% (1)
           Colonial U.S. Stock Fund, Variable Series                   0.80%
           Colonial Strategic Income Fund, Variable Series             0.65%
           Colonial High Yield Securities Fund, Variable Series        0.60% (2)
           Liberty All-Star Equity Fund, Variable Series               0.80% (3)

(1) The Small Cap Fund's advisor has voluntarily agreed to waive its management fee so that total expenses of the Fund do not exceed 1.00%. As a result the actual management fee paid to the advisor for the 1998 fiscal year was 0.00%

(2) The High Yield Fund's advisor has voluntarily agreed to waive its management fee so that total expenses of the Fund do not exceed 0.80%. As a result the actual management fee paid to the advisor for the 1998 fiscal year was 0.00%

(3) The All-Star Equity Fund's advisor has voluntarily agreed to waive a portion of its management fee. As a result the actual management fee paid to the advisor for the 1998 fiscal year was 0.76%

INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS

The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly-owned subsidiary of LFC.

COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the Small Cap Fund, U.S. Stock Fund, Strategic Income Fund and High Yield Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 1999, Colonial managed over $16.7 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

           Colonial Small Cap Value Fund, Variable Series                  0.60%
           Colonial U.S. Stock Fund, Variable Series                       0.60%
           Colonial Strategic Income Fund, Variable Series                 0.45%
           Colonial High Yield Securities Fund, Variable Series            0.40%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

TRUST MANAGEMENT ORGANIZATIONS

Mark Stoeckle has managed the U.S. Stock Fund since December, 1996. Mr. Stoeckle is a Senior Vice President of Colonial. Prior to joining Colonial in 1996, Mr. Stoeckle was a portfolio manager at Massachusetts Financial Services Company and an investment banker at Bear, Stearns & Co., Inc.

Carl C. Ericson has managed the Strategic Income Fund since its inception. He also has managed the High Yield Fund since January, 1999. Mr. Ericson, a Senior Vice President of Colonial and director of Colonial's Taxable Fixed Income Group, has managed various Colonial taxable income funds since 1985.

James P. Haynie, Senior Vice President of Colonial, has co-managed the Colonial Small Cap Fund since 1993.

Michael Rega, Vice President of Colonial, has co-managed the Colonial Small Cap Fund since 1996. He was an analyst at Colonial from 1993 to 1996.

LAMCO AND LAMCO'S PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO's principal address is 600 Atlantic Avenue, 23rd Floor, Boston, Massachusetts 02210. As of March 31, 1999, LAMCO managed over $1.6 billion in assets.

LASC, out of the management fees it receives from the Trust, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to a portfolio management agreement among the Trust, LAMCO and the Portfolio Manager. That management agreement permits each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the management fees it receives from LASC, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers manage a portion of All-Star Equity Fund's assets:

-        Henry D. Cavanna, Managing Director of J.P. Morgan Investment
         Management, Inc.

-        John Lindenthal, Managing Director of Oppenheimer Capital

- Mark Donovan, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- Susan M. Byrne, President and Chief Executive Officer of Westwood Management Corp.

- Mark A. Thompson, Chairman and Chief Investment Officer of Wilke/Thompson Capital Management, Inc.

A more complete description of each Portfolio Manager is included in the SAI. The Trust and LAMCO have received an exemptive order from the SEC that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.

AFFILIATED BROKER/DEALER

Colonial can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's primary investments and its risks are described above in its individual description. This section describes other investments a Fund may make and the risks associated with them. In seeking to achieve its goal, each Fund may invest in various types of securities and engage in various investment techniques which are not the principle focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' SAI, which you may obtain free of charge (see back cover). Approval by the Funds' shareholders is not required to modify or change any of the Funds' investment goals or investment strategies.

TEMPORARY DEFENSIVE MEASURES

With the exception of the All-Star Equity Fund, each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, as a temporary defensive strategy, the Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit.

(High Yield Fund) If necessary, the Fund has the ability to invest 100% of its assets in higher rated securities, if, in Colonial's opinion, economic conditions create a situation where yield spreads narrow between lower and higher rated securities.

Taking a temporary defensive position may prevent a Fund from achieving its investment objective.

U.S. GOVERNMENT SECURITIES

(Strategic Income Fund) The Fund will invest in U.S. Government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. Government securities based upon the Sub-Advisor's judgement of which types of securities will outperform others. In selecting investments for the Fund, the Sub-Advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK

(Strategic Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of risk that involves both mortgage-backed securities (which are guaranteed by a U.S. Government agency) and asset-backed securities (which are interests in pools of debt securities). Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. In addition, the potential impact of prepayment on the price of a security may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS

(Strategic Income Fund, High Yield Fund) Zero coupon bonds are issued at less than their fair value and do not make any payments of interest. As a result, these bonds involve greater credit risk and are subject to greater volatility than bonds that pay cash interest on a current basis.

OTHER INVESTMENT STRATEGIES AND RISKS

HEDGING STRATEGIES

Each Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, which are commonly referred to as derivatives, may involve the use of financial instruments whose values depend on, or are derived from the value of an underlying security, an index or a currency. A Fund may use these strategies for hedging purposes (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to adjust the Fund's duration. Hedging strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the security, or limit a potential gain. Also, with some hedging strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to a Fund.

YEAR 2000 COMPLIANCE

Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by LASC, the Sub-Advisors and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." LASC, the Sub-Advisors, the Funds' distributors and transfer agent (Liberty Companies) are taking steps that they believe are reasonably designed to address the Year 2000 Problem, including communicating with vendors who furnish services, software and systems to the Funds, to provide that date-related information and data can be properly processed after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected. Some of the Funds invest in emerging markets in developing countries and some reports indicate that developing countries may be behind other countries with respect to Year 2000 Compliance.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, (or shorter period if a Fund commenced operations less than five years ago) which run from January 1 to December 31. Certain information reflects financial results for a single fund share. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the Trust's annual report. The Funds' total returns presented below do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies. You can request a free annual report by writing Keyport Financial Services Corp. (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

  COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
                                                         Year Ended December 31,
                                                                 1998***

  PER SHARE OPERATING PERFORMANCE:

      Net asset value, beginning of period ($)                      10.00
      Net investment income (a)                                      0.08
      Net realized and unrealized losses on investments             (1.41)
      Total from investment operations                              (1.33)
      Less distributions:
         Dividends from net investment income                       (0.07)
         In excess of net investment income                         (0.01)

      Total distributions                                           (0.08)

      Net asset value, end of period                                 8.59
      TOTAL RETURN

         Total investment return (%)(b)(c)                         (13.25)**

      RATIOS/SUPPLEMENTAL DATA:

      Net assets, end of period (000) ($)                            1,782
      Ratio of expenses to average net assets (%) (d)(e)             1.00*
      Ratio of net investment income to                              1.41*
         average net assets (%) (c)(e)

      Portfolio turnover ratio (%)                                   51**

      *     Annualized.

      **    Not Annualized.

      *** For the period from the commencement of operations May 19, 1998 to December 31, 1998.

      (a) Per share data was calculated using average shares outstanding during the period.

      (b) Total return at net asset value assuming all distributions reinvested.

      (c)   Computed giving effect to Manager's expense limitation undertaking.

      (d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 4.34% (annualized).

      (e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

 FINANCIAL HIGHLIGHTS

COLONIAL U.S. STOCK FUND, VARIABLE SERIES

                                                                                                                     Period Ended
                                                                     Years Ended December 31,                          December 31,
                                                            1998           1997           1996           1995            1994***

  PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year ($)                     16.29          14.22          12.36          10.27             10.00
Net investment income (a)                                   0.16           0.20           0.19           0.21              0.09
Net realized and unrealized gains on investments            3.12           4.37           2.52           2.84              0.35
Total from investment operations                            3.28           4.57           2.71           3.05              0.44
Less distributions:

   Dividends from net investment income                    (0.12)         (0.18)         (0.17)         (0.16)            (0.11)
   In excess of net investment income                        --           (0.01)           --             --                --
   Dividends from net realized gains                       (0.64)         (2.30)         (0.68)         (0.80)            (0.06)
   In excess of net realized gains                         (0.02)         (0.01)           --             --                --
Total distributions                                        (0.78)         (2.50)         (0.85)         (0.96)            (0.17)
Net asset value, end of year ($)                           18.79          16.29          14.22          12.36             10.27
TOTAL RETURN:

   Total investment return (%) (b)                         20.15          32.23          21.84          29.70(c)           4.40(c)**
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000) ($)                      146,239         96,715         60,855         43,017            15,373
Ratio of net expenses to average net assets (%)             0.90(e)        0.94(e)        0.95(e)        1.00(d)(e)        1.00(d)*
Ratio of net investment income to
   average net assets (%)                                   0.88(e)        1.19(e)        1.39(e)        1.72(c)(e)        2.16(c)*
Portfolio turnover ratio (%)                                  64             63             77            115                52**

*     Annualized.

**    Not Annualized.


*** For the period from the commencement of operations July 5, 1994 to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Computed giving effect to Manager's expense limitation undertaking.


(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 1.07% and 1.64% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS


COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                                                   Period Ended
                                                                        Years Ended December 31,                   December 31,
                                                             1998          1997          1996          1995          1994***

  PER SHARE OPERATING PERFORMANCE:

  Net asset value, beginning of year ($)                    11.15          11.04         10.99         9.79           10.00
  Net investment income (a)                                  0.91          0.90          0.92          0.55            0.30
  Net realized and unrealized gains (losses)
     on investments                                         (0.24)         0.11          0.16          1.24           (0.19)
  Total from investment operations                           0.67          1.01          1.08          1.79            0.11
  Less distributions:

     Dividends from net investment income                   (0.72)        (0.79)        (0.96)        (0.56)          (0.31)
     In excess of net investment income                     (0.02)        (0.05)          ---           ---            ---
     Dividends from net realized gains                       ---          (0.05)        (0.07)        (0.03)          (0.01)
     In excess of net realized gains                         ---          (0.01)          ---           ---            ---
  Total distributions                                       (0.74)        (0.90)        (1.03)        (0.59)          (0.32)
  Net asset value, end of year ($)                          11.08          11.15         11.04         10.99           9.79
  TOTAL RETURN:

     Total investment return (%)(b)                          6.03         9.11(c)       9.83(c)      18.30(c)       1.10(c)**
  RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of year (000) ($)                        118,985        73,175        53,393        48,334          13,342
  Ratio of net expenses to average net assets (%)          0.78(e)      0.80(d)(e)    0.80(d)(e)    0.84(d)(e)       1.00(d)*
  Ratio of net investment income to
     average net assets (%)                                7.92(e)      7.86(c)(e)    8.13(c)(e)    8.08(c)(e)       7.33(c)*
  Portfolio turnover ratio (%)                                50            94            114           281            94**

*     Annualized.

**    Not Annualized.

*** For the period from the commencement of operations July 5, 1994 to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 0.82%, 0.86%, 0.94% and 1.60% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS


COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

                                                                                         Period Ended
                                                                                         December 31,

                                                                                          1998***

  PER SHARE OPERATING PERFORMANCE:


  Net asset value, beginning of period ($)                                                 10.00
  Net investment income (a)                                                                 0.48
  Net realized and unrealized losses on investments                                        (0.74)
  Total from investment operations                                                         (0.26)
  Less distributions:
     Dividends from net investment income                                                  (0.43)
     In excess of net investment income                                                    (0.00)

  Total distributions                                                                      (0.43)
  Net asset value, end of period ($)                                                        9.31
  TOTAL RETURN:

     Total investment return (%)(b)(c)                                                    (2.57)**
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000)($)                                                         5,915
  Ratio of expenses to average net assets (%)(d)(e)                                        0.80*
  Ratio of net investment income to average net assets (%)(c)(e)                           7.93*
  Portfolio turnover ratio (%)                                                              23**

*     Annualized.

**    Not Annualized.

*** For the period from the commencement of operations May 19, 1998 to December 31, 1998.

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.84% (annualized).

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS



                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


                                                                Year Ended     Period Ended
                                                                December 31,    December 31,

                                                                    1998           1997***
  PER SHARE OPERATING PERFORMANCE:

  Net asset value, beginning of year ($)                           10.07            10.00
  Net investment income (a)                                         0.06            0.01
  Net realized and unrealized gains on investments                  1.82            0.07
  Total from investment operations                                  1.88            0.08
  Less distributions:

     Dividends from net investment income                          (0.05)          (0.01)
     In excess of net investment income                            (0.00)            ---
  Total distributions                                              (0.05)          (0.01)
  Net asset value, end of year ($)                                 11.90            10.07
  TOTAL RETURN:

     Total investment return (%)(b)(c)                             18.67           0.80**
  RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000)($)                               44,870          22,228
  Ratio of net expenses to average net assets (%)(d)(e)             1.00            1.00*
  Ratio of net investment income to
     average net assets (%)(c)(e)                                   0.54            0.83*
  Portfolio turnover ratio (%)                                       70              1**




*     Annualized.

**    Not Annualized.

*** For the period from the commencement of operations November 17, 1997 to December 31, 1997.

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.04% and 1.45% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                             SHAREHOLDER INFORMATION

PURCHASE AND REDEMPTIONS The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at NAV without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their NAV next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW A FUND'S SHARE PRICE IS DETERMINED Each share price is its NAV next determined. NAV is the difference between the value of a fund's assets and liabilities divided by the number of shares outstanding. The NAV is determined at the close of the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price of that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

A Fund's foreign securities may trade on days when the NYSE is closed for trading and Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS Each Fund intends to declare and distribute, as dividends or capital gain distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund realized during the fiscal year are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at NAV, as of the record date for the distributions.

TAX CONSEQUENCES Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

FOR MORE INFORMATION

You can get more information about the Funds' investments in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the SAI for more information on the Funds and the securities in which they invest. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by writing or calling:

Keyport Financial Services Corp.
125 High Street
Boston, MA 02111
1-800-437-4466

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT COMPANY ACT FILE NUMBER:
Liberty Variable Investment Trust :  811-07556

Colonial Small Cap Value Fund, Variable Series
Colonial U.S. Stock Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial High Yield Securities Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

 PROSPECTUS DATED MAY 1, 1999

NEWPORT TIGER FUND, VARIABLE SERIES


TABLE OF CONTENTS


THE TRUST                                                                      2
--------------------------------------------------------------------------------

THE FUND                                                                       2
--------------------------------------------------------------------------------

Investment Goal ...........................................................    2
Primary Investment Strategies .............................................    2
Primary Investment Risks ..................................................    2
Performance History .......................................................    3

TRUST MANAGEMENT ORGANIZATIONS                                                 4
--------------------------------------------------------------------------------

Trustees ..................................................................    4
Investment Advisor ........................................................    4
Investment Sub-Advisor and Portfolio Managers .............................    4

OTHER INVESTMENT STRATEGIES AND RISKS                                          5
--------------------------------------------------------------------------------

Temporary Defensive Measures ..............................................    5
Hedging Strategies ........................................................    5
Year 2000 Compliance ......................................................    5

FINANCIAL HIGHLIGHTS                                                           6
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                        7
--------------------------------------------------------------------------------

Purchases and Redemptions .................................................    7
How the Fund's Share Price is Determined ..................................    7
Dividends and Distributions ...............................................    7
Tax Consequences ..........................................................    7

Trust shares available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This Prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although trust shares have been registered with the Securities and Exchange Commission (SEC), the SEC has not approved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


          NOT FDIC                   MAY LOSE VALUE
          INSURED                   NO BANK GUARANTEE

                                    THE TRUST

Liberty Variable Investment Trust ("Trust") includes nine separate mutual funds ("Funds"), each with its own investment goal and strategies. This Prospectus contains information about one of the Funds in the Trust. Liberty Advisory Services Corp. ("LASC") is the investment advisor to the Fund. LASC has appointed a Sub-Advisor for the Fund, who is an affiliate of LASC. The Fund is sub-advised by Newport Fund Management, Inc. (Newport).

Other Funds may be added to or deleted from the Trust from time to time.

The Trust's Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and of VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriters of the Fund are Keyport Financial Services Corp. ("KFSC") and Liberty Funds Distributor, Inc. ("LFD"). KFSC serves as principal underwriter of the shares of the portfolios of the Trust with respect to the sale of shares to Participating Insurance Companies that are affiliated with LASC and LFD serves as principal underwriter with respect to the sale of shares to Participating Insurance Companies that are not affiliated with LASC. KFSC and LFD are affiliates of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses.


                                    THE FUND


INVESTMENT GOAL

The Fund seeks long-term capital appreciation.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in stocks of companies located in the nine Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, The People's Republic of China and the Philippines. In selecting investments for the Fund, Newport typically purchases stocks of larger, well-established companies.


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Because the Fund's investments are concentrated in the nine Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries in the Southeast Asian region as a whole. As a result events in the region will generally have a greater effect on the Fund than if it were more geographically diversified, which may result in greater losses and volatility.

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Morgan Stanley Capital International EAFE Index GDP (Morgan Stanley Index), an unmanaged index that tracks the performance of foreign stocks and the Lipper Pacific Region - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS

[BAR GRAPH]

1996     1997     1998
----     ----     ----
11.73%  -31.14%  -6.43%

The Fund's year to date total return through March 31, 1999 was +2.55%.

Best Quarter:  4th quarter 1998, +37.93%

Worst Quarter: 2nd quarter 1998, -28.81%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                                                           SINCE
                                                                       INCEPTION ON
                                                     1 YEAR               5/1/95
                                                     ------            ------------
Fund (%)                                              -6.43                -5.01

Morgan Stanley Index (%)                              26.71                N/A

Lipper Average (%)                                    -6.46                N/A

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES

The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information (SAI) contains names of and biographical information on the Trustees.


INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.

LASC, located at 125 High Street, Boston Massachusetts 02110, is the investment advisor to the Trust. LASC is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. ("LFC"). LASC has been an investment advisor since 1993. As of March 31, 1999, LASC managed over $727 million in assets. LASC designates the Trust's Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 1998 fiscal year, the Trust paid LASC management fees at the annual rate of 0.90% of the average daily net assets of the Fund.

INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS

The Sub-Advisor manages the assets of the Fund under the supervision of LASC and the Board of Trustees. The Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund. The Sub-Advisor is an indirect wholly-owned subsidiary of LFC.

NEWPORT

Newport, an investment advisor since 1987, is the Sub-Advisor of the Tiger Fund. Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of March 31, 1999, Newport managed over $843.1 million in assets.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Tiger Fund.

Thomas R. Tuttle and Lynda Couch, Senior Vice President and Vice President, respectively, of Newport, co-manage the Fund. Mr. Tuttle has co-managed other Newport Funds since November, 1995. Mr. Tuttle has been an officer of Newport since 1984. Ms. Couch has managed other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport since 1994.

                      OTHER INVESTMENT STRATEGIES AND RISKS


The Fund's primary investments and its risks are described above. This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principle focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's SAI, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change any of the Fund's investment goals or investment strategies.


TEMPORARY DEFENSIVE MEASURES

The Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, as a temporary defensive strategy, the Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit.

Taking a temporary defensive position may prevent a Fund from achieving its investment objective.


HEDGING STRATEGIES

The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, which are commonly referred to as derivatives, may involve the use of financial instruments whose values depend on, or are derived from the value of an underlying security, an index or a currency. The Fund may use these strategies for hedging purposes (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to adjust the Fund's duration. Hedging strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the security, or limit a potential gain. Also, with some hedging strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.


YEAR 2000 COMPLIANCE

Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by LASC, the Sub-Advisor and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." LASC, the Sub-Advisor, the Fund's distributors and transfer agent (Liberty Companies) are taking steps that they believe are reasonably designed to address the Year 2000 Problem, including communicating with vendors who furnish services, software and systems to the Fund, to provide that date-related information and data can be properly processed after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

                              FINANCIAL HIGHLIGHTS


The financial highlights table that follows is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since it commenced operations, which run from January 1 to December 31. Certain information reflects financial results for a single fund share. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Trust's annual report. The Fund's total returns presented below do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies. You can request a free annual report by writing Keyport Financial Services Corp. (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.


NEWPORT TIGER FUND, VARIABLE SERIES

                                                                             Years Ended December 31,           Period Ended
                                                                                                                December 31,
                                                                       1998           1997           1996          1995***
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ($)                                  1.71           2.52           2.28           2.00

Net investment income (a)                                               0.03           0.03           0.03           0.01

Net realized and unrealized gains (losses) on investments
   and foreign currency transactions                                   (0.14)         (0.81)          0.24           0.29

Total from investment operations                                       (0.11)         (0.78)          0.27           0.30

Less distributions:
   Distributions from net investment income                            (0.03)         (0.02)         (0.02)         (0.01)

   In excess of net investment income                                    --           (0.01)           --           (0.01)

   Dividends from net realized gains                                     --             --           (0.01)           --

   In excess of net realized gains                                       --           (0.00)           --             --

Total distributions                                                    (0.03)         (0.03)         (0.03)         (0.02)

Net asset value, end of year ($)                                        1.57           1.71           2.52           2.28

TOTAL RETURN:
   Total investment return (%)(b)                                      (6.43)        (31.14)         11.73          15.00**

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ($)                                   23,655         24,934         34,642         18,977

Ratio of net expenses to average net assets (%)(c)                      1.30           1.25           1.27           1.75*

Ratio of net investment income to average net assets (%)(c)             2.16           1.14           1.20           0.89*

Portfolio turnover ratio (%)                                           16             27              7             12**

*        Annualized.

**       Not Annualized.

*** For the period from the commencement of operations May 1, 1995 to December 31, 1995.

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                             SHAREHOLDER INFORMATION


PURCHASE AND REDEMPTIONS The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at NAV without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their NAV next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW THE FUND'S SHARE PRICE IS DETERMINED Each share price is its NAV next determined. NAV is the difference between the value of the fund's assets and liabilities divided by the number of shares outstanding. The NAV is determined at the close of the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price of that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

The Fund's foreign securities may trade on days when the NYSE is closed for trading and Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS The Fund intends to declare and distribute, as dividends or capital gain distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of the Fund realized during the fiscal year are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at NAV, as of the record date for the distributions.


TAX CONSEQUENCES The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

FOR MORE INFORMATION

You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the SAI for more information on the Fund and the securities in which it invests. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by writing or calling:

Keyport Financial Services Corp.
125 High Street
Boston, MA 02111
1-800-437-4466

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT COMPANY ACT FILE NUMBER:
Liberty Variable Investment Trust :  811-07556

Newport Tiger Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST


 PROSPECTUS DATED MAY 1, 1999


Colonial U.S. Stock Fund, Variable Series
Newport Tiger Fund, Variable Series




Trust shares available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This Prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although trust shares have been registered with the Securities and Exchange Commission (SEC), the SEC has not approved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


          NOT FDIC                   MAY LOSE VALUE
          INSURED                   NO BANK GUARANTEE

                                TABLE OF CONTENTS



THE TRUST                                                                      3
--------------------------------------------------------------------------------

THE FUNDS                                                                      4
--------------------------------------------------------------------------------

Each of these sections discusses the following
topics: Investment Goals, Primary Investment Strategies,
Primary Investment Risks and Performance History
Colonial U.S. Stock Fund, Variable Series ...............................      4
Newport Tiger Fund, Variable Series .....................................      6


TRUST MANAGEMENT ORGANIZATIONS                                                 8
--------------------------------------------------------------------------------

Trustees ................................................................      8
Investment Advisor ......................................................      8
Investment Sub-Advisors and Portfolio Managers ..........................      8


OTHER INVESTMENT STRATEGIES AND RISKS                                         10
--------------------------------------------------------------------------------

Temporary Defensive Measures ............................................     10
Hedging Strategies ......................................................     10
Year 2000 Compliance ....................................................     10


FINANCIAL HIGHLIGHTS                                                          11
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                       13
--------------------------------------------------------------------------------

Purchases and Redemptions ...............................................     13
How a Fund's Share Price is Determined ..................................     13
Dividends and Distributions .............................................     13
Tax Consequences ........................................................     13

                                    THE TRUST

Liberty Variable Investment Trust ("Trust") includes nine separate mutual funds ("Funds"), each with its own investment goal and strategies. This Prospectus contains information about two of the Funds in the Trust. Liberty Advisory Services Corp. ("LASC") is the investment advisor to each Fund. LASC has appointed a Sub-Advisor for each Fund, all of which are affiliates of LASC. Each Fund is sub-advised by the following Sub-Advisor:


                                      FUND                                           SUB-ADVISOR
                                      ----                                           -----------
Colonial U.S. Stock Fund, Variable Series (U.S. Stock Fund)      Colonial Management Associates, Inc. (Colonial)

Newport Tiger Fund, Variable Series (Tiger Fund)                 Newport Fund Management, Inc. (Newport)


Other Funds may be added to or deleted from the Trust from time to time.

The Trust's Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and of VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriters of the Fund are Keyport Financial Services Corp. ("KFSC") and Liberty Funds Distributor, Inc. ("LFD"). KFSC serves as principal underwriter of the shares of the portfolios of the Trust with respect to the sale of shares to Participating Insurance Companies that are affiliated with LASC and LFD serves as principal underwriter with respect to the sale of shares to Participating Insurance Companies that are not affiliated with LASC. KFSC and LFD are affiliates of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses.

                                    THE FUNDS


                    COLONIAL U.S. STOCK FUND, VARIABLE SERIES


INVESTMENT GOAL

The Fund seeks long-term capital growth.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in large capitalization stocks. These are stocks with market capitalizations of greater than $3 billion at the time of purchase.

In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are under valued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses quantitative analysis supported by fundamental business and financial analyses.


PRIMARY INVESTMENT RISKS

The primary risk of investing in the Fund is described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of a selection of widely held common stocks and the Lipper Growth & Income - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS

[BAR CHART]

 1995     1996     1997     1998
 ----     ----     ----     ----
29.70%   21.64%   32.23%   20.15%


The Fund's year to date total return through March 31, 1999 was +1.70%.

Best Quarter:  4th quarter 1998, +21.79%

Worst Quarter: 3rd quarter 1998, -14.16%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                                                       SINCE
                                                                    INCEPTION ON
                                                        1 YEAR         7/5/94
                                                        ------      ------------
Fund (%)                                                 20.15          23.90

S&P Index (%)                                            28.60           N/A

Lipper Average (%)                                       16.37           N/A

                       NEWPORT TIGER FUND, VARIABLE SERIES


INVESTMENT GOAL

The Fund seeks long-term capital appreciation.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in stocks of companies located in the nine Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, The People's Republic of China and the Philippines. In selecting investments for the Fund, Newport typically purchases stocks of larger, well-established companies.


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Because the Fund's investments are concentrated in the nine Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries in the Southeast Asian region as a whole. As a result events in the region will generally have a greater effect on the Fund than if it were more geographically diversified, which may result in greater losses and volatility.

THE FUNDS  Newport Tiger Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Morgan Stanley Capital International EAFE Index GDP (Morgan Stanley Index), an unmanaged index that tracks the performance of foreign stocks and the Lipper Pacific Region - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS

[BAR GRAPH]

1996     1997     1998
----     ----     ----
11.73%   -31.14%  -6.43%


The Fund's year to date total return through March 31, 1999 was +2.55%.

Best Quarter:  4th quarter 1998, +37.93%

Worst Quarter: 2nd quarter 1998, -28.81%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                                                       SINCE
                                                                    INCEPTION ON
                                                        1 YEAR         5/1/95
                                                        ------      ------------
Fund (%)                                                 -6.43          -5.01

Morgan Stanley Index (%)                                 26.71           N/A

Lipper Average (%)                                       -6.46           N/A

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information (SAI) contains names of and biographical information on the Trustees.


INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.

LASC, located at 125 High Street, Boston Massachusetts 02110, is the investment advisor to the Trust. LASC is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. ("LFC"). LASC has been an investment advisor since 1993. As of March 31, 1999, LASC managed over $727 million in assets. LASC designates the Trust's Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 1998 fiscal year, the Trust paid LASC management fees at the following annual rates of the average daily net assets of each specified Fund:

      Colonial U.S. Stock Fund, Variable Series                          0.80%
      Newport Tiger Fund, Variable Series                                0.90%


INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS

The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly-owned subsidiary of LFC.

COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of the U.S. Stock Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 1999, Colonial managed over $16.7 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Colonial a sub-advisory fee at the following annual rate of the average daily net assets of the Fund:

      Colonial U.S. Stock Fund, Variable Series                          0.60%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

Mark Stoeckle has managed the U.S. Stock Fund since December, 1996. Mr. Stoeckle is a Senior Vice President of Colonial. Prior to joining Colonial in 1996, Mr. Stoeckle was a portfolio manager at Massachusetts Financial Services Company and an investment banker at Bear, Stearns & Co., Inc.

TRUST MANAGEMENT ORGANIZATIONS

NEWPORT

Newport, an investment advisor since 1987, is the Sub-Advisor of the Tiger Fund. Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of March 31, 1999, Newport managed over $843.1 million in assets.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Tiger Fund.

Thomas R. Tuttle and Lynda Couch, Senior Vice President and Vice President, respectively, of Newport, co-manage the Fund. Mr. Tuttle has co-managed other Newport Funds since November, 1995. Mr. Tuttle has been an officer of Newport since 1984. Ms. Couch has managed other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport since 1994.

The mutual funds and institutional investment advisory business of both Stein Roe and Colonial are managed together by a combined management team of employees from both companies. Colonial also shares personnel, facilities and systems with Stein Roe that may be used in providing administrative services to the Fund.


AFFILIATED BROKER/DEALER

Colonial can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

                      OTHER INVESTMENT STRATEGIES AND RISKS


Each Fund's primary investments and its risks are described above in its individual description. This section describes other investments a Fund may make and the risks associated with them. In seeking to achieve its goal, each Fund may invest in various types of securities and engage in various investment techniques which are not the principle focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' SAI, which you may obtain free of charge (see back cover). Approval by the Funds' shareholders is not required to modify or change any of the Funds' investment goals or investment strategies.


TEMPORARY DEFENSIVE MEASURES

Each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, as a temporary defensive strategy, the Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit.

Taking a temporary defensive position may prevent a Fund from achieving its investment objective.


HEDGING STRATEGIES

Each Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, which are commonly referred to as derivatives, may involve the use of financial instruments whose values depend on, or are derived from the value of an underlying security, an index or a currency. A Fund may use these strategies for hedging purposes (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to adjust the Fund's duration. Hedging strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the security, or limit a potential gain. Also, with some hedging strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to a Fund.


YEAR 2000 COMPLIANCE

Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by LASC, the Sub-Advisors and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." LASC, the Sub-Advisors, the Funds' distributors and transfer agent (Liberty Companies) are taking steps that they believe are reasonably designed to address the Year 2000 Problem, including communicating with vendors who furnish services, software and systems to the Funds, to provide that date-related information and data can be properly processed after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, (or shorter period if a Fund commenced operations less than five years ago) which run from January 1 to December 31. Certain information reflects financial results for a single fund share. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the Trust's annual report. The Funds' total returns presented below do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies. You can request a free annual report by writing Keyport Financial Services Corp. (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL U.S. STOCK FUND, VARIABLE SERIES

                                                                                                            Period Ended
                                                                  Years Ended December 31,                  December 31,
                                                      1998         1997          1996          1995            1994***
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ($)                16.29        14.22         12.36         10.27            10.00

Net investment income (a)                              0.16         0.20          0.19          0.21             0.09

Net realized and unrealized gains on investments       3.12         4.37          2.52          2.84             0.35

Total from investment operations                       3.28         4.57          2.71          3.05             0.44

Less distributions:

   Dividends from net investment income               (0.12)       (0.18)        (0.17)        (0.16)           (0.11)

   In excess of net investment income                   --         (0.01)          --            --               --

   Dividends from net realized gains                  (0.64)       (2.30)        (0.68)        (0.80)           (0.06)

   In excess of net realized gains                    (0.02)       (0.01)          --            --               --

Total distributions                                   (0.78)       (2.50)        (0.85)        (0.96)           (0.17)

Net asset value, end of year ($)                      18.79        16.29         14.22         12.36            10.27

TOTAL RETURN:
   Total investment return (%) (b)                    20.15        32.23         21.84         29.70(c)          4.40(c)**

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ($)                 146,239       96,715        60,855        43,017           15,373

Ratio of net expenses to average net assets (%)        0.90(e)      0.94(e)       0.95(e)       1.00(d)(e)       1.00(d)*

Ratio of net investment income to
   average net assets (%)                              0.88(e)      1.19(e)       1.39(e)       1.72(c)(e)       2.16(c)*

Portfolio turnover ratio (%)                             64           63            77           115               52**

*        Annualized.

**       Not Annualized.

*** For the period from the commencement of operations July 5, 1994 to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c)      Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 1.07% and 1.64% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS


NEWPORT TIGER FUND, VARIABLE SERIES

                                                                          Years Ended December 31,           Period Ended
                                                                                                             December 31,
                                                                    1998           1997           1996          1995***
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ($)                               1.71           2.52           2.28           2.00

Net investment income (a)                                            0.03           0.03           0.03           0.01

Net realized and unrealized gains (losses) on investments
   and foreign currency transactions                                (0.14)         (0.81)          0.24           0.29

Total from investment operations                                    (0.11)         (0.78)          0.27           0.30

Less distributions:
   Distributions from net investment income                         (0.03)         (0.02)         (0.02)         (0.01)

   In excess of net investment income                                --            (0.01)           --           (0.01)

   Dividends from net realized gains                                 --             --            (0.01)           --

   In excess of net realized gains                                   --            (0.00)           --             --

Total distributions                                                 (0.03)         (0.03)         (0.03)         (0.02)

Net asset value, end of year ($)                                     1.57           1.71           2.52           2.28

TOTAL RETURN:
   Total investment return (%)(b)                                   (6.43)        (31.14)         11.73          15.00**

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ($)                                23,655         24,934         34,642         18,977

Ratio of net expenses to average net assets (%)(c)                   1.30           1.25           1.27           1.75*

Ratio of net investment income to average net assets (%)(c)          2.16           1.14           1.20           0.89*

Portfolio turnover ratio (%)                                        16             27              7             12**

*        Annualized.

**       Not Annualized.

*** For the period from the commencement of operations May 1, 1995 to December 31, 1995.

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                             SHAREHOLDER INFORMATION


PURCHASE AND REDEMPTIONS The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at NAV without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their NAV next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW A FUND'S SHARE PRICE IS DETERMINED Each share price is its NAV next determined. NAV is the difference between the value of a fund's assets and liabilities divided by the number of shares outstanding. The NAV is determined at the close of the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price of that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

A Fund's foreign securities may trade on days when the NYSE is closed for trading and Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS Each Fund intends to declare and distribute, as dividends or capital gain distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund realized during the fiscal year are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at NAV, as of the record date for the distributions.


TAX CONSEQUENCES Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

FOR MORE INFORMATION

You can get more information about the Funds' investments in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the SAI for more information on the Funds and the securities in which they invest. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by writing or calling:

Keyport Financial Services Corp.
125 High Street
Boston, MA 02111
1-800-437-4466

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT COMPANY ACT FILE NUMBER:
Liberty Variable Investment Trust :  811-07556

Colonial U.S. Stock Fund, Variable Series
Newport Tiger Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST


PROSPECTUS DATED MAY 1, 1999


Stein Roe Global Utilities Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Colonial U.S. Stock Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial High Yield Securities Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Newport Tiger Fund, Variable Series




Trust shares available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This Prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although trust shares have been registered with the Securities and Exchange Commission (SEC), the SEC has not approved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

          NOT FDIC                   MAY LOSE VALUE
          INSURED                   NO BANK GUARANTEE

                                TABLE OF CONTENTS

THE TRUST .............................................................        3


THE FUNDS .............................................................        4

Each of these sections discusses the following
topics: Investment Goals, Primary Investment Strategies,
Primary Investment Risks and Performance History
Stein Roe Global Utilities Fund, Variable Series ......................        4
Colonial Small Cap Value Fund, Variable Series ........................        6
Colonial U.S. Stock Fund, Variable Series .............................        7
Colonial Strategic Income Fund, Variable Series .......................        9
Colonial High Yield Securities Fund, Variable Series ..................       12
Liberty All-Star Equity Fund, Variable Series .........................       14
Newport Tiger Fund, Variable Series ...................................       17


TRUST MANAGEMENT ORGANIZATIONS ........................................       19

Trustees ..............................................................       19
Investment Advisor ....................................................       19
Investment Sub-Advisors and Portfolio Managers ........................       19


OTHER INVESTMENT STRATEGIES AND RISKS .................................       22

Temporary Defensive Measures ..........................................       22
U.S. Government Securities ............................................       22
Structure Risk ........................................................       22
Zero Coupon Bonds .....................................................       22
Hedging Strategies ....................................................       23
Year 2000 Compliance ..................................................       23


FINANCIAL HIGHLIGHTS ..................................................       24


SHAREHOLDER INFORMATION ...............................................       31

Purchases and Redemptions .............................................       31
How a Fund's Share Price is Determined ................................       31
Dividends and Distributions ...........................................       31
Tax Consequences ......................................................       31

                                    THE TRUST

Liberty Variable Investment Trust ("Trust") includes nine separate mutual funds ("Funds"), each with its own investment goal and strategies. This Prospectus contains information about seven of the Funds in the Trust. Liberty Advisory Services Corp. ("LASC") is the investment advisor to each Fund. LASC has appointed a Sub-Advisor for each Fund, all of which are affiliates of LASC. Each Fund is sub-advised by the following Sub-Advisor:

-----------------------------------------------------------------------------------------------------------------------------------
                                      FUND                                                             SUB-ADVISOR
                                      ----                                                             -----------

-----------------------------------------------------------------------------------------------------------------------------------
Colonial U.S. Stock Fund, Variable Series (U.S. Stock Fund)                        Colonial Management Associates, Inc. (Colonial)
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund)
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund)
Colonial High Yield Securities Fund, Variable Series (High Yield Fund)

-----------------------------------------------------------------------------------------------------------------------------------
Stein Roe Global Utilities Fund, Variable Series (Global Utilities Fund)           Stein Roe & Farnham Incorporated (Stein Roe)

-----------------------------------------------------------------------------------------------------------------------------------
Newport Tiger Fund, Variable Series (Tiger Fund)                                   Newport Fund Management, Inc. (Newport)

-----------------------------------------------------------------------------------------------------------------------------------
Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund)               Liberty Asset Management Company (LAMCO)

-----------------------------------------------------------------------------------------------------------------------------------


Other Funds may be added to or deleted from the Trust from time to time.

The Trust's Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and of VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriters of the Fund are Keyport Financial Services Corp. ("KFSC") and Liberty Funds Distributor, Inc. ("LFD"). KFSC serves as principal underwriter of the shares of the portfolios of the Trust with respect to the sale of shares to Participating Insurance Companies that are affiliated with LASC and LFD serves as principal underwriter with respect to the sale of shares to Participating Insurance Companies that are not affiliated with LASC. KFSC and LFD are affiliates of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses.

                                    THE FUNDS


                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES


INVESTMENT GOALS

The Fund seeks current income and long-term growth of capital and income.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in U.S. and foreign securities of utility companies. Stein Roe diversifies the Fund's investments among a number of developed countries and market sectors and will have exposure to at least three countries, including the U.S. In selecting investments for the Fund, Stein Roe looks primarily for stocks of larger utility companies with established records.

Utility companies in which the Fund may invest include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, or water or other sanitary services. They also include companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but excluding companies primarily engaged in public broadcasting, print media, cable television or the internet).


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Utility company securities are subject to special risks. These securities are especially affected by changes in prevailing interest rates (as interest rates increase, the value of securities of utility companies tend to decrease, and vice versa), as well as by general competitive and market forces in the industry. In addition, utility companies are affected by changes in government regulation. In particular, the profitability of utilities may in the future be adversely affected by increased competition resulting from deregulation.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

THE FUNDS  Stein Roe Global Utilities Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. We compare the Fund to the Standard & Poor's Utilities Index (S&P Index), Lipper Utilities - Annuities peer group average return (Lipper Average) and Morgan Stanley Capital International World Index ND (MSCI World Index). The S&P Index is an unmanaged index that tracks the performance of domestic utilities stocks. The Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. MSCI World Index is an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS


                                  [BAR GRAPH]

1994      1995     1996     1997     1998
----      ----     ----     ----     ----
-10.27%  35.15%   6.53%   28.75%    16.33%


The Fund's year to date total return through March 31, 1999 was  -0.58%.

Best Quarter:  4th quarter 1997, +15.29%

Worst Quarter: 1st quarter 1994, -8.91%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR         5 YEARS        SINCE
                                                                          INCEPTION
                                                                          ON 7/1/93
--------------------------------------------------------------------------------------
Fund (%)                                       18.33          14.50         12.73
--------------------------------------------------------------------------------------
MSCI World Index (%)                           24.34          15.68          N/A
--------------------------------------------------------------------------------------
S&P Index (%)                                  14.77          13.90          N/A
--------------------------------------------------------------------------------------
Lipper Average (%)                             18.61          14.76          N/A
--------------------------------------------------------------------------------------

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


INVESTMENT GOAL

The Fund seeks long-term growth.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in small capitalization stocks. These are stocks with market capitalizations of less than the market capitalization of the stock in the Russell 2000 Index that has the largest capitalization at the time of purchase. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by the advisor to be investment grade. In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are under valued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses fact-based quantitative analysis supported by fundamental business and financial analysis.


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Smaller companies are more likely than larger companies to have limited product lines, markets or financial resources, and to depend on a small, inexperienced management team. They are more likely to fail or prove unable to grow. Stocks of smaller companies may trade less frequently and in limited volume and their prices may fluctuate more than stocks of other companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock. Stocks of smaller companies may, therefore, be more vulnerable to adverse developments than those of larger companies.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.


PERFORMANCE HISTORY

We compare the Fund to the Russell 2000 Index, an unmanaged index that tracks the performance of small capitalization stocks and the Lipper Small Cap - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The Fund commenced investment operations on May 19, 1998, and therefore does not have a full calendar year of investment performance.

                    COLONIAL U.S. STOCK FUND, VARIABLE SERIES


INVESTMENT GOAL

The Fund seeks long-term capital growth.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in large capitalization stocks. These are stocks with market capitalizations of greater than $3 billion at the time of purchase.

In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are under valued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses quantitative analysis supported by fundamental business and financial analyses.


PRIMARY INVESTMENT RISKS

The primary risk of investing in the Fund is described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

THE FUNDS  Colonial U.S. Stock Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of a selection of widely held common stocks and the Lipper Growth & Income - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS


                                  [BAR GRAPH]

 1995     1996     1997     1998
 ----     ----     ----     ----
28.70%   21.84%   32.23%   20.15%


The Fund's year to date total return through March 31, 1999 was +1.70%.

Best Quarter:  4th quarter 1998, +21.79%

Worst Quarter: 3rd quarter 1998, -14.16%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR          SINCE
                                                           INCEPTION ON
                                                              7/5/94
------------------------------------------------------------------------
Fund (%)                                       20.15          23.90
------------------------------------------------------------------------
S&P Index (%)                                  28.60           N/A
------------------------------------------------------------------------
Lipper Average (%)                             16.37           N/A
------------------------------------------------------------------------

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


INVESTMENT GOALS

The Fund seeks as high a level of current income as is consistent with prudent risk and maximizing total return.


PRIMARY INVESTMENT STRATEGIES

The Fund seeks to achieve its investment goal by investing in:

-     debt securities issued by the U.S. government;

-     debt securities issued by foreign governments; and

-     lower rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goal by investing a portion of its assets in lower rated corporate debt securities. These securities have the following ratings:

-     BBB through C by Standard & Poor's Corporation;

-     Baa through D by Moody's Investor Services, Inc.;

-     a comparable rating by another nationally recognized rating service; or

- the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

The Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Because the Fund may invest in fixed income securities issued by private entities, including certain types of mortgage-backed securities and corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer's industry may impact the issuer's ability to make timely payment of interest or principal. This could result in decreases in the price of the security.

Interest rate risk is the risk of a decline or increase in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS  Colonial Strategic Income Fund, Variable Series


Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Emerging markets are also subject to special risks. The risks of foreign investments are typically increased in less developed and developing countries. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Lower rated debt securities are commonly referred to as "junk bonds" and are considered speculative. Lower quality debt securities involve greater risk of loss and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

THE FUNDS  Colonial Strategic Income Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Lehman Brothers Government/Corporate Bond Index (Lehman Index), an unmanaged index that tracks the performance of a selection of U.S. government agency, treasury and investment grade corporate bonds and the Lipper Corporate Bonds - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS


                                  [BAR GRAPH]

 1995     1996     1997     1998
 ----     ----     ----     ----
18.30%   9.83%    9.11%    6.03%



The Fund's year to date total return through March 31, 1999 was +0.99%.

Best Quarter:  1st quarter 1995, +5.62%

Worst Quarter: 1st quarter 1997, -1.00%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR          SINCE
                                                           INCEPTION ON
                                                             7/5/94
------------------------------------------------------------------------
Fund (%)                                       6.03           9.75
------------------------------------------------------------------------
Lehman Index (%)                               9.47            N/A
------------------------------------------------------------------------
Lipper Average (%)                             4.82            N/A
------------------------------------------------------------------------

              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


INVESTMENT GOALS

The Fund seeks current income and total return.


PRIMARY INVESTMENT STRATEGIES

The Fund pursues its investment goal by investing primarily in lower rated corporate debt securities. These securities have the following ratings:

-     BBB through C by Standard & Poor's Corporation;

-     Baa through D by Moody's Investor Services, Inc.;

-     a comparable rating by another nationally recognized rating service; or

- the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

Although the Fund will invest primarily in debt securities, the Fund may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks. Additionally, the Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Lower rated debt securities are commonly referred to as "junk bonds" and are considered speculative. Lower quality debt securities involve greater risk of loss and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Interest rate risk is the risk of a decline or increase in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in fixed income securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer's industry may impact the issuer's ability to make timely payment of interest or principal. This could result in decreases in the price of the security.

THE FUNDS  Colonial High Yield Securities Fund, Variable Series


Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Emerging markets are also subject to special risks. The risks of foreign investments are typically increased in less developed and developing countries. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.


PERFORMANCE HISTORY

We compare the Fund to the CS First Boston High Yield Index, an unmanaged index that tracks the performance of high yield bond funds and the Lipper High Yield - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The Fund commenced investment operations on May 19, 1998, and therefore does not have a full calendar year of investment performance.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


INVESTMENT GOALS

The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus each of which employs a different investment style. LAMCO attempts to rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

      - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

      - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

      - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

      - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average annual rate of return.

The Fund's current Portfolio Managers and investment styles are:

      - J. P. Morgan Investment Management Inc. uses a value approach by investing in companies that are diversified across all sectors and that are undervalued relative to the firm's projected growth rates.

      - Oppenheimer Capital uses a value approach by investing in companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

      - Boston Partners Asset Management, L.P. uses a value approach by investing in companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

      - Westwood Management Corporation uses a growth approach by investing in growth companies selling at reasonable valuations based on the firm's earnings projections which are not yet reflected in consensus estimates.

      - Wilke/Thompson Capital Management, Inc. uses a growth approach by investing in companies that demonstrate the ability to sustain strong secular growth across a broad range of market capitalizations.

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

      - Changes in a Portfolio Manager's investment style or a departure by a Portfolio Manager from the investment style for which it had been selected;

      - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

      -     Adverse changes in its ownership or personnel.

THE FUNDS  Liberty All-Star Equity Fund, Variable Series


LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment objective and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that both funds will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.


PRIMARY INVESTMENT RISKS

The primary risk of investing in the Fund is described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

THE FUNDS  Liberty All-Star Equity Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows the Fund's performance by illustrating the Fund's total calendar-year return. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for one year and the life of the Fund. We compare the Fund to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of a selection of widely held common stocks and the Lipper Growth & Income - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS


                                  [BAR GRAPH]

1998...............  18.67%

The Fund's year to date total return through March 31, 1999 was 0.00%.

Best Quarter:  4th quarter 1998, +18.67%

Worst Quarter: 3rd quarter 1998, -12.05%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR          SINCE
                                                           INCEPTION ON
                                                             11/17/97
------------------------------------------------------------------------
Fund (%)                                       18.67          17.29
------------------------------------------------------------------------
S&P Index (%)                                  28.60           N/A
------------------------------------------------------------------------
Lipper Average (%)                             16.37           N/A
------------------------------------------------------------------------

                       NEWPORT TIGER FUND, VARIABLE SERIES


INVESTMENT GOAL

The Fund seeks long-term capital appreciation.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in stocks of companies located in the nine Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, The People's Republic of China and the Philippines. In selecting investments for the Fund, Newport typically purchases stocks of larger, well-established companies.


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Because the Fund's investments are concentrated in the nine Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries in the Southeast Asian region as a whole. As a result events in the region will generally have a greater effect on the Fund than if it were more geographically diversified, which may result in greater losses and volatility.

THE FUNDS  Newport Tiger Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Morgan Stanley Capital International EAFE Index GDP (Morgan Stanley Index), an unmanaged index that tracks the performance of foreign stocks and the Lipper Pacific Region - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS


                                  [BAR CHART]

1996     1997     1998
----     ----     ----
11.73%   -31.14%  -6.43%



The Fund's year to date total return through March 31, 1999 was +2.55%.

Best Quarter:  4th quarter 1998, +37.93%

Worst Quarter: 2nd quarter 1998, -28.81%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR          SINCE
                                                           INCEPTION ON
                                                             5/1/95
------------------------------------------------------------------------
Fund (%)                                       -6.43          -5.01
------------------------------------------------------------------------
Morgan Stanley Index (%)                       26.71           N/A
------------------------------------------------------------------------
Lipper Average (%)                             -6.46           N/A
------------------------------------------------------------------------

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information (SAI) contains names of and biographical information on the Trustees.


INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.

LASC, located at 125 High Street, Boston Massachusetts 02110, is the investment advisor to the Trust. LASC is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. ("LFC"). LASC has been an investment advisor since 1993. As of March 31, 1999, LASC managed over $727 million in assets. LASC designates the Trust's Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 1998 fiscal year, the Trust paid LASC management fees at the following annual rates of the average daily net assets of each specified Fund:

      Stein Roe Global Utilities Fund, Variable Series              0.65%
      Colonial Small Cap Value Fund, Variable Series                0.80% (1)
      Colonial U.S. Stock Fund, Variable Series                     0.80%
      Colonial Strategic Income Fund, Variable Series               0.65%
      Colonial High Yield Securities Fund, Variable Series          0.60% (2)
      Liberty All-Star Equity Fund, Variable Series                 0.80% (3)
      Newport Tiger Fund, Variable Series                           0.90%

(1) The Small Cap Fund's advisor has voluntarily agreed to waive its management fee so that total expenses of the Fund do not exceed 1.00%. As a result the actual management fee paid to the advisor for the 1998 fiscal year was 0.00%

(2) The High Yield Fund's advisor has voluntarily agreed to waive its management fee so that total expenses of the Fund do not exceed 0.80%. As a result the actual management fee paid to the advisor for the 1998 fiscal year was 0.00%

(3) The All-Star Equity Fund's advisor has voluntarily agreed to waive a portion of its management fee. As a result the actual management fee paid to the advisor for the 1998 fiscal year was 0.76%


INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS

The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly-owned subsidiary of LFC.

COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the Small Cap Fund, U.S. Stock Fund, Strategic Income Fund and High Yield Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 1999, Colonial managed over $16.7 billion in assets.

TRUST MANAGEMENT ORGANIZATIONS


LASC, out of the management fees it receives from the Trust, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

      Colonial Small Cap Value Fund, Variable Series                     0.60%
      Colonial U.S. Stock Fund, Variable Series                          0.60%
      Colonial Strategic Income Fund, Variable Series                    0.45%
      Colonial High Yield Securities Fund, Variable Series               0.40%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

Mark Stoeckle has managed the U.S. Stock Fund since December, 1996. Mr. Stoeckle is a Senior Vice President of Colonial. Prior to joining Colonial in 1996, Mr. Stoeckle was a portfolio manager at Massachusetts Financial Services Company and an investment banker at Bear, Stearns & Co., Inc.

Carl C. Ericson has managed the Strategic Income Fund since its inception. He also has managed the High Yield Fund since January, 1999. Mr. Ericson, a Senior Vice President of Colonial and director of Colonial's Taxable Fixed Income Group, has managed various Colonial taxable income funds since 1985.

James P. Haynie, Senior Vice President of Colonial, has co-managed the Colonial Small Cap Fund since 1993.

Michael Rega, Vice President of Colonial, has co-managed the Colonial Small Cap Fund since 1996. He was an analyst at Colonial from 1993 to 1996.


STEIN ROE

Stein Roe, an investment advisor since 1932, is the Sub-Advisor of the Global Utilities Fund. Stein Roe's principal address is One South Wacker Drive, Chicago, Illinois 60606. As of March 31, 1999, Stein Roe managed over $30.1 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Stein Roe a sub-advisory fee at the annual rate of 0.45% of the average daily net assets of the Global Utilities Fund.

Ophelia Barsketis, Senior Vice President of Stein Roe, co-manages the Global Utilities Fund. Ms. Barsketis joined Stein Roe in 1983 and progressed through a variety of equity analyst positions before assuming her current responsibilities, which include managing other Stein Roe and Colonial funds.

Deborah A. Jansen, Vice President and Senior Research Analyst for global and domestic equities and global economic forecasting for Stein Roe, co-manages the Global Utilities Fund. Ms. Jansen joined Stein Roe in 1987 and served as an associate economist and senior economist before assuming her current responsibilities. Ms. Jansen left Stein Roe in January, 1995 and returned to her position as Vice President in March, 1996. From June 5, 1995 through June 30, 1995, Ms. Jansen was a Senior Equity Research Analyst for BancOne Investment Advisers Corporation.


LAMCO AND LAMCO'S PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO's principal address is 600 Atlantic Avenue, 23rd Floor, Boston, Massachusetts 02210. As of March 31, 1999, LAMCO managed over $1.6 billion in assets.

LASC, out of the management fees it receives from the Trust, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to a portfolio management agreement among the Trust, LAMCO and the Portfolio Manager. That management agreement permits each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the management fees it receives from LASC, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following

TRUST MANAGEMENT ORGANIZATIONS


individuals who work for the indicated Portfolio Managers manage a portion of All-Star Equity Fund's assets:

-     Henry D. Cavanna, Managing Director of J.P. Morgan Investment Management,
      Inc.

-     John Lindenthal, Managing Director of Oppenheimer Capital

- Mark Donovan, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- Susan M. Byrne, President and Chief Executive Officer of Westwood Management Corp.

- Mark A. Thompson, Chairman and Chief Investment Officer of Wilke/Thompson Capital Management, Inc.

A more complete description of each Portfolio Manager is included in the SAI. The Trust and LAMCO have received an exemptive order from the SEC that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.


NEWPORT

Newport, an investment advisor since 1987, is the Sub-Advisor of the Tiger Fund. Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of March 31, 1999, Newport managed over $843.1 million in assets.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Tiger Fund.

Thomas R. Tuttle and Lynda Couch, Senior Vice President and Vice President, respectively, of Newport, co-manage the Fund. Mr. Tuttle has co-managed other Newport Funds since November, 1995. Mr. Tuttle has been an officer of Newport since 1984. Ms. Couch has managed other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport since 1994.

The mutual funds and institutional investment advisory business of both Stein Roe and Colonial are managed together by a combined management team of employees from both companies. Colonial also shares personnel, facilities and systems with Stein Roe that may be used in providing administrative services to the Fund.


AFFILIATED BROKER/DEALER

Stein Roe and Colonial can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

                      OTHER INVESTMENT STRATEGIES AND RISKS


Each Fund's primary investments and its risks are described above in its individual description. This section describes other investments a Fund may make and the risks associated with them. In seeking to achieve its goal, each Fund may invest in various types of securities and engage in various investment techniques which are not the principle focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' SAI, which you may obtain free of charge (see back cover). Approval by the Funds' shareholders is not required to modify or change any of the Funds' investment goals or investment strategies.


TEMPORARY DEFENSIVE MEASURES

With the exception of the All-Star Equity Fund, each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, as a temporary defensive strategy, the Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit.

(High Yield Fund) If necessary, the Fund has the ability to invest 100% of its assets in higher rated securities, if, in Colonial's opinion, economic conditions create a situation where yield spreads narrow between lower and higher rated securities.

Taking a temporary defensive position may prevent a Fund from achieving its investment objective.


U.S. GOVERNMENT SECURITIES

(Strategic Income Fund) The Fund will invest in U.S. Government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. Government securities based upon the Sub-Advisor's judgement of which types of securities will outperform others. In selecting investments for the Fund, the Sub-Advisor considers a security's expected income, together with its potential to rise or fall in price.


STRUCTURE RISK

(Strategic Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of risk that involves both mortgage-backed securities (which are guaranteed by a U.S. Government agency) and asset-backed securities (which are interests in pools of debt securities). Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. In addition, the potential impact of prepayment on the price of a security may be difficult to predict and result in greater volatility.


ZERO COUPON BONDS

(Global Utilities Fund, Strategic Income Fund, High Yield Fund) Zero coupon bonds are issued at less than their fair value and do not make any payments of interest. As a result, these bonds involve greater credit risk and are subject to greater volatility than bonds that pay cash interest on a current basis.

OTHER INVESTMENT STRATEGIES AND RISKS


HEDGING STRATEGIES

Each Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, which are commonly referred to as derivatives, may involve the use of financial instruments whose values depend on, or are derived from the value of an underlying security, an index or a currency. A Fund may use these strategies for hedging purposes (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to adjust the Fund's duration. Hedging strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the security, or limit a potential gain. Also, with some hedging strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to a Fund.


YEAR 2000 COMPLIANCE

Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by LASC, the Sub-Advisors and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." LASC, the Sub-Advisors, the Funds' distributors and transfer agent (Liberty Companies) are taking steps that they believe are reasonably designed to address the Year 2000 Problem, including communicating with vendors who furnish services, software and systems to the Funds, to provide that date-related information and data can be properly processed after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected. Some of the Funds invest in emerging markets in developing countries and some reports indicate that developing countries may be behind other countries with respect to Year 2000 Compliance.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, (or shorter period if a Fund commenced operations less than five years ago) which run from January 1 to December 31. Certain information reflects financial results for a single fund share. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the Trust's annual report. The Funds' total returns presented below do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies. You can request a free annual report by writing Keyport Financial Services Corp. (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

                                                                               Years Ended December 31,
                                                       1998             1997             1996             1995             1994
PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                 11.92            10.70            10.50             8.11             9.65
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                               0.24             0.46             0.46             0.46             0.54
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses)
   on investments                                       1.93             2.62             0.23             2.39            (1.53)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        2.17             3.08             0.69             2.85            (0.99)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                (0.21)           (0.48)           (0.49)           (0.46)           (0.55)
---------------------------------------------------------------------------------------------------------------------------------
   In excess of net investment income                  (0.01)              --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
   Dividends from net realized gains                   (0.11)           (1.38)              --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (0.33)           (1.86)           (0.49)           (0.46)           (0.55)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                       13.76            11.92            10.70            10.50             8.11
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:
   Total investment return (%)(b)                      18.33            28.75             6.53            35.15           (10.27)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000) ($)                     71,186           54,603           47,907           51,597           38,156
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)         0.82(c)          0.83(c)          0.81(c)          0.83(c)          0.86
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to                       1.90(c)          3.96(c)          4.36(c)          4.98(c)          5.80
   average net assets (%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover ratio (%)                              53               89               14               18               16
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS


                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                             Year Ended December 31,
                                                                    1998***
  PER SHARE OPERATING PERFORMANCE:

  Net asset value, beginning of period ($)                         10.00
------------------------------------------------------------------------------------
  Net investment income (a)                                         0.08
------------------------------------------------------------------------------------
  Net realized and unrealized losses on investments                (1.41)
------------------------------------------------------------------------------------
  Total from investment operations                                 (1.33)
------------------------------------------------------------------------------------
  Less distributions:
------------------------------------------------------------------------------------
     Dividends from net investment income                          (0.07)
------------------------------------------------------------------------------------
     In excess of net investment income                            (0.01)
------------------------------------------------------------------------------------
  Total distributions                                              (0.08)
------------------------------------------------------------------------------------
  Net asset value, end of period                                    8.59
------------------------------------------------------------------------------------
  TOTAL RETURN

     Total investment return (%)(b)(c)                            (13.25)**
------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000) ($)                              1,782
------------------------------------------------------------------------------------
  Ratio of expenses to average net assets (%) (d)(e)                1.00*
------------------------------------------------------------------------------------
  Ratio of net investment income to                                 1.41*
     average net assets (%) (c)(e)
------------------------------------------------------------------------------------
  Portfolio turnover ratio (%)                                        51**
------------------------------------------------------------------------------------

*     Annualized.

**    Not Annualized.

*** For the period from the commencement of operations May 19, 1998 to December 31, 1998.

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 4.34% (annualized).

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS


COLONIAL U.S. STOCK FUND, VARIABLE SERIES

                                                                                                                    Period Ended
                                                                        Years Ended December 31,                     December 31,
                                                          1998           1997           1996           1995             1994***
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year ($)                   16.29          14.22          12.36          10.27             10.00
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                 0.16           0.20           0.19           0.21              0.09
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains on investments          3.12           4.37           2.52           2.84              0.35
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          3.28           4.57           2.71           3.05              0.44
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                  (0.12)         (0.18)         (0.17)         (0.16)            (0.11)
---------------------------------------------------------------------------------------------------------------------------------
   In excess of net investment income                       --          (0.01)            --             --                --
---------------------------------------------------------------------------------------------------------------------------------
   Dividends from net realized gains                     (0.64)         (2.30)         (0.68)         (0.80)            (0.06)
---------------------------------------------------------------------------------------------------------------------------------
   In excess of net realized gains                       (0.02)         (0.01)            --             --                --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (0.78)         (2.50)         (0.85)         (0.96)            (0.17)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                         18.79          16.29          14.22          12.36             10.27
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:

   Total investment return (%) (b)                       20.15          32.23          21.84          29.70(c)           4.40(c)**
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000) ($)                    146,239         96,715         60,855         43,017            15,373
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)           0.90(c)        0.94(e)        0.95(e)        1.00(d)(e)        1.00(d)*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
   average net assets (%)                                 0.88(e)        1.19(e)        1.39(e)        1.72(c)(e)        2.16(c)*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover ratio (%)                                64             63             77            115                52**
---------------------------------------------------------------------------------------------------------------------------------


*     Annualized.

**    Not Annualized.

*** For the period from the commencement of operations July 5, 1994 to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 1.07% and 1.64% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS


COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                                                        Period Ended
                                                                        Years Ended December 31,                        December 31,
                                                        1998            1997            1996              1995            1994***
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year ($)                  11.15          11.04            10.99             9.79            10.00
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                0.91           0.90             0.92             0.55             0.30
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses)
   on investments                                       (0.24)          0.11             0.16             1.24            (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         0.67           1.01             1.08             1.79             0.11
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                 (0.72)         (0.79)           (0.96)           (0.56)           (0.31)
------------------------------------------------------------------------------------------------------------------------------------
   In excess of net investment income                   (0.02)         (0.05)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
   Dividends from net realized gains                       --          (0.05)           (0.07)           (0.03)           (0.01)
------------------------------------------------------------------------------------------------------------------------------------
   In excess of net realized gains                         --          (0.01)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     (0.74)         (0.90)           (1.03)           (0.59)           (0.32)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                        11.08          11.15            11.04            10.99             9.79
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:

   Total investment return (%)(b)                        6.03           9.11(c)          9.83(c)         18.30(c)          1.10(c)**
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000) ($)                     118,985         73,175           53,393           48,334           13,342
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)          0.78(e)        0.80(d)(e)       0.80(d)(c)       0.84(d)(e)       1.00(d)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
   average net assets (%)                                7.92(e)        7.86(c)(e)       8.13(c)(e)       8.08(c)(e)       7.33(c)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover ratio (%)                               50             94              114              281               94**
------------------------------------------------------------------------------------------------------------------------------------

*     Annualized.

**    Not Annualized.

*** For the period from the commencement of operations July 5, 1994 to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 0.82%, 0.86%, 0.94% and 1.60% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS


COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

                                                                               Period Ended
                                                                               December 31,
                                                                                 1998***
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period ($)                                         10.00
--------------------------------------------------------------------------------------------
Net investment income (a)                                                         0.48
--------------------------------------------------------------------------------------------
Net realized and unrealized losses on investments                                (0.74)
--------------------------------------------------------------------------------------------
Total from investment operations                                                 (0.26)
--------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------
   Dividends from net investment income                                          (0.43)
--------------------------------------------------------------------------------------------
   In excess of net investment income                                            (0.00)
--------------------------------------------------------------------------------------------
Total distributions                                                              (0.43)
--------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                                9.31
--------------------------------------------------------------------------------------------
TOTAL RETURN:

   Total investment return (%) (b)(c)                                            (2.57)**
--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000) ($)                                                5,915
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (d)(e)                                0.80*
--------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%) (c)(e)                   7.93*
Portfolio turnover ratio (%)                                                        23**
--------------------------------------------------------------------------------------------


*     Annualized.

**    Not Annualized.

*** For the period from the commencement of operations May 19, 1998 to December 31, 1998.

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.84% (annualized).

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS


                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                 Year Ended            Period Ended
                                                                 December 31,           December 31,
                                                                    1998                   1997***
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year ($)                              10.07                  10.00
---------------------------------------------------------------------------------------------------
Net investment income (a)                                            0.06                   0.01
---------------------------------------------------------------------------------------------------
Net realized and unrealized gains on investments                     1.82                   0.07
---------------------------------------------------------------------------------------------------
Total from investment operations                                     1.88                   0.08
---------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------
   Dividends from net investment income                             (0.05)                 (0.01)
---------------------------------------------------------------------------------------------------
   In excess of net investment income                               (0.00)                    --
---------------------------------------------------------------------------------------------------
Total distributions                                                 (0.05)                 (0.01)
---------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                                    11.90                  10.07
---------------------------------------------------------------------------------------------------
TOTAL RETURN:

   Total investment return (%)(b)(c)                                18.67                   0.80**
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000) ($)                                44,870                 22,228
---------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%) (d)(e)               1.00                   1.00*
---------------------------------------------------------------------------------------------------
Ratio of net investment income to
   average net assets (%)(c)(e)                                      0.54                   0.83*
---------------------------------------------------------------------------------------------------
Portfolio turnover ratio (%)                                           70                      1**
---------------------------------------------------------------------------------------------------


*     Annualized.

**    Not Annualized.

*** For the period from the commencement of operations November 17, 1997 to December 31, 1997.

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.04% and 1.45% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS


NEWPORT TIGER FUND, VARIABLE SERIES

                                                                             Years Ended December 31,               Period Ended
                                                                                                                     December 31,
                                                                      1998            1997            1996             1995***
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year ($)                                1.71            2.52            2.28               2.00
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                             0.03            0.03            0.03               0.01
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) on investments
   and foreign currency transactions                                 (0.14)          (0.81)           0.24               0.29
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (0.11)          (0.78)           0.27               0.30
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Distributions from net investment income                          (0.03)          (0.02)          (0.02)             (0.01)
----------------------------------------------------------------------------------------------------------------------------------
   In excess of net investment income                                   --           (0.01)             --              (0.01)
----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net realized gains                                    --              --           (0.01)                --
----------------------------------------------------------------------------------------------------------------------------------
   In excess of net realized gains                                      --           (0.00)             --                 --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.03)          (0.03)          (0.03)             (0.02)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                                      1.57            1.71            2.52               2.28
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:

   Total investment return (%)(b)                                    (6.43)         (31.14)          11.73              15.00**
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000) ($)                                 23,655          24,934          34,642             18,977
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)(c)                    1.30            1.25            1.27               1.75*
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(c)           2.16            1.14            1.20               0.89*
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover ratio (%)                                            16              27               7                 12**
----------------------------------------------------------------------------------------------------------------------------------


*     Annualized.

**    Not Annualized.

*** For the period from the commencement of operations May 1, 1995 to December 31, 1995.

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                             SHAREHOLDER INFORMATION


PURCHASE AND REDEMPTIONS The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at NAV without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their NAV next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW A FUND'S SHARE PRICE IS DETERMINED Each share price is its NAV next determined. NAV is the difference between the value of a fund's assets and liabilities divided by the number of shares outstanding. The NAV is determined at the close of the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price of that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

A Fund's foreign securities may trade on days when the NYSE is closed for trading and Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS Each Fund intends to declare and distribute, as dividends or capital gain distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund realized during the fiscal year are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at NAV, as of the record date for the distributions.


TAX CONSEQUENCES Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

FOR MORE INFORMATION

You can get more information about the Funds' investments in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the SAI for more information on the Funds and the securities in which they invest. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by writing or calling:

Keyport Financial Services Corp.
125 High Street
Boston, MA 02111
1-800-437-4466

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT COMPANY ACT FILE NUMBER:
Liberty Variable Investment Trust :  811-07556

Stein Roe Global Utilities Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Colonial U.S. Stock Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial High Yield Securities Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Newport Tiger Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST


 PROSPECTUS DATED MAY 1, 1999


Colonial U.S. Stock Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Newport Tiger Fund, Variable Series




Trust shares available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This Prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although trust shares have been registered with the Securities and Exchange Commission (SEC), the SEC has not approved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.



          NOT FDIC                   MAY LOSE VALUE
          INSURED                   NO BANK GUARANTEE

                                TABLE OF CONTENTS



THE TRUST                                                                      3
--------------------------------------------------------------------------------

THE FUNDS                                                                      4
--------------------------------------------------------------------------------

Each of these sections discusses the following
topics: Investment Goals, Primary Investment Strategies,
Primary Investment Risks and Performance History
Colonial U.S. Stock Fund, Variable Series .................................    4
Colonial Strategic Income Fund, Variable Series ...........................    6
Newport Tiger Fund, Variable Series .......................................    9


TRUST MANAGEMENT ORGANIZATIONS                                                11
--------------------------------------------------------------------------------

Trustees ..................................................................   11
Investment Advisor ........................................................   11
Investment Sub-Advisors and Portfolio Managers ............................   11


OTHER INVESTMENT STRATEGIES AND RISKS                                         13
--------------------------------------------------------------------------------

Temporary Defensive Measures ..............................................   13
U.S. Government Securities ................................................   13
Structure Risk ............................................................   13
Zero Coupon Bonds .........................................................   13
Hedging Strategies ........................................................   14
Year 2000 Compliance ......................................................   14


FINANCIAL HIGHLIGHTS                                                          15
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                       18
--------------------------------------------------------------------------------

Purchases and Redemptions .................................................   18
How a Fund's Share Price is Determined ....................................   18
Dividends and Distributions ...............................................   18
Tax Consequences ..........................................................   18

                                    THE TRUST

Liberty Variable Investment Trust ("Trust") includes nine separate mutual funds ("Funds"), each with its own investment goal and strategies. This Prospectus contains information about three of the Funds in the Trust. Liberty Advisory Services Corp. ("LASC") is the investment advisor to each Fund. LASC has appointed a Sub-Advisor for each Fund, all of which are affiliates of LASC. Each Fund is sub-advised by the following Sub-Advisor:


                              FUND                                                                   SUB-ADVISOR
                              ----                                                                   -----------
Colonial U.S. Stock Fund, Variable Series (U.S. Stock Fund)                        Colonial Management Associates, Inc. (Colonial)
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund)

Newport Tiger Fund, Variable Series (Tiger Fund)                                   Newport Fund Management, Inc. (Newport)


Other Funds may be added to or deleted from the Trust from time to time.

The Trust's Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and of VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriters of the Fund are Keyport Financial Services Corp. ("KFSC") and Liberty Funds Distributor, Inc. ("LFD"). KFSC serves as principal underwriter of the shares of the portfolios of the Trust with respect to the sale of shares to Participating Insurance Companies that are affiliated with LASC and LFD serves as principal underwriter with respect to the sale of shares to Participating Insurance Companies that are not affiliated with LASC. KFSC and LFD are affiliates of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses.

                                    THE FUNDS


                    COLONIAL U.S. STOCK FUND, VARIABLE SERIES


INVESTMENT GOAL

The Fund seeks long-term capital growth.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in large capitalization stocks. These are stocks with market capitalizations of greater than $3 billion at the time of purchase.

In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are under valued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses quantitative analysis supported by fundamental business and financial analyses.


PRIMARY INVESTMENT RISKS

The primary risk of investing in the Fund is described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

THE FUNDS  Colonial U.S. Stock Fund, Variable Series



PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of a selection of widely held common stocks and the Lipper Growth & Income - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS

[BAR GRAPH]

 1995     1996     1997     1998
 ----     ----     ----     ----
29.70%   21.84%   32.23%   20.15%


The Fund's year to date total return through March 31, 1999 was +1.70%.

Best Quarter:  4th quarter 1998, +21.79%

Worst Quarter: 3rd quarter 1998, -14.16%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                                             SINCE
                                                          INCEPTION ON
                                              1 YEAR         7/5/94
                                              ------      ------------
Fund (%)                                       20.15          23.90

S&P Index (%)                                  28.60           N/A

Lipper Average (%)                             16.37           N/A

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


INVESTMENT GOALS

The Fund seeks as high a level of current income as is consistent with prudent risk and maximizing total return.


PRIMARY INVESTMENT STRATEGIES

The Fund seeks to achieve its investment goal by investing in:

-        debt securities issued by the U.S. government;

-        debt securities issued by foreign governments; and

-        lower rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goal by investing a portion of its assets in lower rated corporate debt securities. These securities have the following ratings:

-        BBB through C by Standard & Poor's Corporation;

-        Baa through D by Moody's Investor Services, Inc.;

-        a comparable rating by another nationally recognized rating service; or

- the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

The Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Because the Fund may invest in fixed income securities issued by private entities, including certain types of mortgage-backed securities and corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer's industry may impact the issuer's ability to make timely payment of interest or principal. This could result in decreases in the price of the security.

Interest rate risk is the risk of a decline or increase in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS  Colonial Strategic Income Fund, Variable Series


Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Emerging markets are also subject to special risks. The risks of foreign investments are typically increased in less developed and developing countries. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Lower rated debt securities are commonly referred to as "junk bonds" and are considered speculative. Lower quality debt securities involve greater risk of loss and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

THE FUNDS  Colonial Strategic Income Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Lehman Brothers Government/Corporate Bond Index (Lehman Index), an unmanaged index that tracks the performance of a selection of U.S. government agency, treasury and investment grade corporate bonds and the Lipper Corporate Bonds - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS

[BAR GRAPH]

 1995     1996     1997     1998
 ----     ----     ----     ----
18.30%    9.83%    8.11%    6.03%

The Fund's year to date total return through March 31, 1999 was +0.99%.

Best Quarter:  1st quarter 1995, +5.62%

Worst Quarter: 1st quarter 1997, -1.00%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                                             SINCE
                                                          INCEPTION ON
                                              1 YEAR         7/5/94
                                              ------      ------------
Fund (%)                                       6.03           9.75

Lehman Index (%)                               9.47            N/A

Lipper Average (%)                             4.82            N/A

                       NEWPORT TIGER FUND, VARIABLE SERIES


INVESTMENT GOAL

The Fund seeks long-term capital appreciation.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in stocks of companies located in the nine Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, The People's Republic of China and the Philippines. In selecting investments for the Fund, Newport typically purchases stocks of larger, well-established companies.


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Because the Fund's investments are concentrated in the nine Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries in the Southeast Asian region as a whole. As a result events in the region will generally have a greater effect on the Fund than if it were more geographically diversified, which may result in greater losses and volatility.

THE FUNDS  Newport Tiger Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Morgan Stanley Capital International EAFE Index GDP (Morgan Stanley Index), an unmanaged index that tracks the performance of foreign stocks and the Lipper Pacific Region - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS

[BAR GRAPH]

 1996     1997     1998
 ----     ----     ----
11.73%   -31.14%  -6.43%

The Fund's year to date total return through March 31, 1999 was +2.55%.

Best Quarter:  4th quarter 1998, +37.93%

Worst Quarter: 2nd quarter 1998, -28.81%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                                             SINCE
                                                          INCEPTION ON
                                              1 YEAR         5/1/95
                                              ------      ------------
Fund (%)                                       -6.43          -5.01

Morgan Stanley Index (%)                       26.71           N/A

Lipper Average (%)                             -6.46           N/A

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information (SAI) contains names of and biographical information on the Trustees.


INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.

LASC, located at 125 High Street, Boston Massachusetts 02110, is the investment advisor to the Trust. LASC is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. ("LFC"). LASC has been an investment advisor since 1993. As of March 31, 1999, LASC managed over $727 million in assets. LASC designates the Trust's Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 1998 fiscal year, the Trust paid LASC management fees at the following annual rates of the average daily net assets of each specified Fund:

    Colonial U.S. Stock Fund, Variable Series                          0.80%
    Colonial Strategic Income Fund, Variable Series                    0.65%
    Newport Tiger Fund, Variable Series                                0.90%


INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS

The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly-owned subsidiary of LFC.

COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the U.S. Stock Fund and Strategic Income Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 1999, Colonial managed over $16.7 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

    Colonial U.S. Stock Fund, Variable Series                          0.60%
    Colonial Strategic Income Fund, Variable Series                    0.45%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

Mark Stoeckle has managed the U.S. Stock Fund since December, 1996. Mr. Stoeckle is a Senior Vice President of Colonial. Prior to joining Colonial in 1996, Mr. Stoeckle was a portfolio manager at Massachusetts Financial Services Company and an investment banker at Bear, Stearns & Co., Inc.

Carl C. Ericson has managed the Strategic Income Fund since its inception. Mr. Ericson, a Senior Vice President of Colonial and director of Colonial's Taxable Fixed Income Group, has managed various Colonial taxable income funds since 1985.


NEWPORT

Newport, an investment advisor since 1987, is the Sub-Advisor of the Tiger Fund. Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of March 31, 1999, Newport managed over $843.1 million in assets.

TRUST MANAGEMENT ORGANIZATIONS


LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Tiger Fund.

Thomas R. Tuttle and Lynda Couch, Senior Vice President and Vice President, respectively, of Newport, co-manage the Fund. Mr. Tuttle has co-managed other Newport Funds since November, 1995. Mr. Tuttle has been an officer of Newport since 1984. Ms. Couch has managed other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport since 1994.

The mutual funds and institutional investment advisory business of both Stein Roe and Colonial are managed together by a combined management team of employees from both companies. Colonial also shares personnel, facilities and systems with Stein Roe that may be used in providing administrative services to the Fund.


AFFILIATED BROKER/DEALER

Colonial can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

                      OTHER INVESTMENT STRATEGIES AND RISKS


Each Fund's primary investments and its risks are described above in its individual description. This section describes other investments a Fund may make and the risks associated with them. In seeking to achieve its goal, each Fund may invest in various types of securities and engage in various investment techniques which are not the principle focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' SAI, which you may obtain free of charge (see back cover). Approval by the Funds' shareholders is not required to modify or change any of the Funds' investment goals or investment strategies.


TEMPORARY DEFENSIVE MEASURES

Each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, as a temporary defensive strategy, the Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit.

Taking a temporary defensive position may prevent a Fund from achieving its investment objective.


U.S. GOVERNMENT SECURITIES

(Strategic Income Fund) The Fund will invest in U.S. Government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. Government securities based upon the Sub-Advisor's judgement of which types of securities will outperform others. In selecting investments for the Fund, the Sub-Advisor considers a security's expected income, together with its potential to rise or fall in price.


STRUCTURE RISK

(Strategic Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of risk that involves both mortgage-backed securities (which are guaranteed by a U.S. Government agency) and asset-backed securities (which are interests in pools of debt securities). Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. In addition, the potential impact of prepayment on the price of a security may be difficult to predict and result in greater volatility.


ZERO COUPON BONDS

(Strategic Income Fund) Zero coupon bonds are issued at less than their fair value and do not make any payments of interest. As a result, these bonds involve greater credit risk and are subject to greater volatility than bonds that pay cash interest on a current basis.

OTHER INVESTMENT STRATEGIES AND RISKS


HEDGING STRATEGIES

Each Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, which are commonly referred to as derivatives, may involve the use of financial instruments whose values depend on, or are derived from the value of an underlying security, an index or a currency. A Fund may use these strategies for hedging purposes (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to adjust the Fund's duration. Hedging strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the security, or limit a potential gain. Also, with some hedging strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to a Fund.


YEAR 2000 COMPLIANCE

Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by LASC, the Sub-Advisors and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." LASC, the Sub-Advisors, the Funds' distributors and transfer agent (Liberty Companies) are taking steps that they believe are reasonably designed to address the Year 2000 Problem, including communicating with vendors who furnish services, software and systems to the Funds, to provide that date-related information and data can be properly processed after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected. Some of the Funds may invest in emerging markets in developing countries and some reports indicate that developing countries may be behind other countries with respect to Year 2000 compliance.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, (or shorter period if a Fund commenced operations less than five years ago) which run from January 1 to December 31. Certain information reflects financial results for a single fund share. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the Trust's annual report. The Funds' total returns presented below do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies. You can request a free annual report by writing Keyport Financial Services Corp. (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL U.S. STOCK FUND, VARIABLE SERIES

                                                                                                              Period Ended
                                                                    Years Ended December 31,                  December 31,
                                                      1998            1997          1996          1995          1994***
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ($)                16.29           14.22         12.36         10.27          10.00

Net investment income (a)                              0.16           0.20           0.19         0.21           0.09

Net realized and unrealized gains on investments       3.12           4.37           2.52         2.84           0.35

Total from investment operations                       3.28           4.57           2.71         3.05           0.44

Less distributions:

   Dividends from net investment income               (0.12)         (0.18)         (0.17)       (0.16)         (0.11)

   In excess of net investment income                  ---           (0.01)          ---           ---            ---

   Dividends from net realized gains                  (0.64)         (2.30)         (0.68)       (0.80)         (0.06)

   In excess of net realized gains                    (0.02)         (0.01)          ---           ---            ---

Total distributions                                   (0.78)         (2.50)         (0.85)       (0.96)         (0.17)

Net asset value, end of year ($)                      18.79          16.29          14.22        12.36          10.27

TOTAL RETURN:
   Total investment return (%) (b)                    20.15          32.23          21.84        29.70(c)        4.40(c)**

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ($)                 146,239         96,715         60,855       43,017         15,373

Ratio of net expenses to average net assets (%)        0.90(e)        0.94(e)        0.95(e)      1.00(d)(e)     1.00(d)*

Ratio of net investment income to
   average net assets (%)                              0.88(e)        1.19(e)        1.39(e)      1.72(c)(e)     2.16(c)*

Portfolio turnover ratio (%)                          64              63            77          115             52**


*        Annualized.

**       Not Annualized.

*** For the period from the commencement of operations July 5, 1994 to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c)      Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 1.07% and 1.64% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS


COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                                                   Period Ended
                                                                    Years Ended December 31,                       December 31,
                                                        1998          1997            1996            1995            1994***
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year ($)               11.15          11.04           10.99           9.79             10.00

  Net investment income (a)                             0.91          0.90            0.92            0.55              0.30

  Net realized and unrealized gains (losses)
     on investments                                    (0.24)         0.11            0.16            1.24             (0.19)

  Total from investment operations                      0.67          1.01            1.08            1.79              0.11

  Less distributions:

     Dividends from net investment income              (0.72)        (0.79)          (0.96)          (0.56)            (0.31)

     In excess of net investment income                (0.02)        (0.05)            ---             ---              ---

     Dividends from net realized gains                  ---          (0.05)          (0.07)          (0.03)            (0.01)

     In excess of net realized gains                    ---          (0.01)            ---             ---              ---

  Total distributions                                  (0.74)        (0.90)          (1.03)          (0.59)            (0.32)

  Net asset value, end of year ($)                     11.08          11.15           11.04           10.99             9.79

  TOTAL RETURN:
     Total investment return (%)(b)                     6.03           9.11(c)         9.83(c)        18.30(c)          1.10(c)**

  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000) ($)                  118,985         73,175          53,393          48,334           13,342

  Ratio of net expenses to average net assets (%)       0.78(e)        0.80(d)(e)      0.80(d)(e)      0.84(d)(e)       1.00(d)*

  Ratio of net investment income to
     average net assets (%)                             7.92(e)        7.86(c)(e)      8.13(c)(e)      8.08(c)(e)       7.33(c)*

  Portfolio turnover ratio (%)                         50             94             114             281               94**


*        Annualized.

**       Not Annualized.

*** For the period from the commencement of operations July 5, 1994 to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c)      Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 0.82%, 0.86%, 0.94% and 1.60% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS


NEWPORT TIGER FUND, VARIABLE SERIES

                                                                          Years Ended December 31,           Period Ended
                                                                                                             December 31,
                                                                     1998          1997           1996          1995***
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ($)                               1.71          2.52           2.28           2.00

Net investment income (a)                                            0.03          0.03           0.03           0.01

Net realized and unrealized gains (losses) on investments
   and foreign currency transactions                                (0.14)        (0.81)          0.24           0.29

Total from investment operations                                    (0.11)        (0.78)          0.27           0.30

Less distributions:
   Distributions from net investment income                         (0.03)        (0.02)         (0.02)         (0.01)

   In excess of net investment income                                 ---         (0.01)          ---           (0.01)

   Dividends from net realized gains                                  ---           ---          (0.01)           ---

   In excess of net realized gains                                    ---         (0.00)          ---             ---

Total distributions                                                 (0.03)        (0.03)         (0.03)         (0.02)

Net asset value, end of year ($)                                     1.57          1.71           2.52           2.28

TOTAL RETURN:
   Total investment return (%)(b)                                   (6.43)       (31.14)         11.73          15.00**

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ($)                                23,655        24,934         34,642         18,977

Ratio of net expenses to average net assets (%)(c)                   1.30          1.25           1.27           1.75*

Ratio of net investment income to average net assets (%)(c)          2.16          1.14           1.20           0.89*

Portfolio turnover ratio (%)                                        16            27              7             12**

*        Annualized.

**       Not Annualized.

*** For the period from the commencement of operations May 1, 1995 to December 31, 1995.

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                             SHAREHOLDER INFORMATION


PURCHASE AND REDEMPTIONS The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at NAV without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their NAV next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW A FUND'S SHARE PRICE IS DETERMINED Each share price is its NAV next determined. NAV is the difference between the value of a fund's assets and liabilities divided by the number of shares outstanding. The NAV is determined at the close of the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price of that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

A Fund's foreign securities may trade on days when the NYSE is closed for trading and Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS Each Fund intends to declare and distribute, as dividends or capital gain distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund realized during the fiscal year are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at NAV, as of the record date for the distributions.


TAX CONSEQUENCES Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

FOR MORE INFORMATION

You can get more information about the Funds' investments in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the SAI for more information on the Funds and the securities in which they invest. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by writing or calling:

Keyport Financial Services Corp.
125 High Street
Boston, MA 02111
1-800-437-4466

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust :  811-07556

Colonial U.S. Stock Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Newport Tiger Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST


PROSPECTUS DATED MAY 1, 1999


Colonial Growth and Income Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series
Colonial U.S. Stock Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Colonial International Fund for Growth, Variable Series
Newport Tiger Fund, Variable Series




Trust shares available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *
This Prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.
                                     * * * *
Although trust shares have been registered with the Securities and Exchange Commission (SEC), the SEC has not approved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

----------------------------- ------------------------------

          NOT FDIC                   MAY LOSE VALUE
          INSURED                   NO BANK GUARANTEE

----------------------------- ------------------------------

                                TABLE OF CONTENTS

THE TRUST ...............................................................     3


THE FUNDS ...............................................................     4

Each of these sections discusses the following
topics: Investment Goals, Primary Investment Strategies,
Primary Investment Risks and Performance History
Colonial Growth and Income Fund, Variable Series ........................     4
Stein Roe Global Utilities Fund, Variable Series ........................     6
Colonial U.S. Stock Fund, Variable Series ...............................     8
Colonial Strategic Income Fund, Variable Series..........................    10
Liberty All-Star Equity Fund, Variable Series............................    13
Colonial International Fund for Growth, Variable Series..................    16
Newport Tiger Fund, Variable Series......................................    18


TRUST MANAGEMENT ORGANIZATIONS ..........................................    20

Trustees.................................................................    20
Investment Advisor.......................................................    20
Investment Sub-Advisors and Portfolio Managers...........................    20


OTHER INVESTMENT STRATEGIES AND RISKS ...................................    23

Temporary Defensive Measures.............................................    23
U.S. Government Securities...............................................    23
Structure Risk...........................................................    23
Zero Coupon Bonds........................................................    23
Hedging Strategies.......................................................    24
Year 2000 Compliance.....................................................    24


FINANCIAL HIGHLIGHTS ....................................................    25


SHAREHOLDER INFORMATION .................................................    32

Purchases and Redemptions................................................    32
How a Fund's Share Price is Determined...................................    32
Dividends and Distributions..............................................    32
Tax Consequences.........................................................    32

                                    THE TRUST

Liberty Variable Investment Trust ("Trust") includes nine separate mutual funds ("Funds"), each with its own investment goal and strategies. This Prospectus contains information about seven of the Funds in the Trust. Liberty Advisory Services Corp. ("LASC") is the investment advisor to each Fund. LASC has appointed a Sub-Advisor for each Fund, all of which are affiliates of LASC. Each Fund is sub-advised by the following Sub-Advisor:


                                FUND                                                             SUB-ADVISOR
Colonial Growth and Income Fund, Variable Series (Growth & Income Fund)        Colonial Management Associates, Inc. (Colonial)
Colonial International Fund for Growth, Variable Series (International Fund)
Colonial U.S. Stock Fund, Variable Series (U.S. Stock Fund)
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund)

Stein Roe Global Utilities Fund, Variable Series (Global Utilities Fund)       Stein Roe & Farnham Incorporated (Stein Roe)

Newport Tiger Fund, Variable Series (Tiger Fund)                               Newport Fund Management, Inc. (Newport)

Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund)           Liberty Asset Management Company (LAMCO)

Other Funds may be added to or deleted from the Trust from time to time.

The Trust's Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and of VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriters of the Fund are Keyport Financial Services Corp. ("KFSC") and Liberty Funds Distributor, Inc. ("LFD"). KFSC serves as principal underwriter of the shares of the portfolios of the Trust with respect to the sale of shares to Participating Insurance Companies that are affiliated with LASC and LFD serves as principal underwriter with respect to the sale of shares to Participating Insurance Companies that are not affiliated with LASC. KFSC and LFD are affiliates of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses.

                                    THE FUNDS


                COLONIAL GROWTH AND INCOME FUND, VARIABLE SERIES


INVESTMENT GOALS

The Fund seeks primarily income and long-term capital growth and, secondarily, preservation of capital.


PRIMARY INVESTMENT STRATEGIES

The Fund invests in both U.S. and foreign common stocks. In selecting stocks for the Fund, Colonial invests primarily in "value" stocks, but may also invest in "growth" stocks of medium and large capitalized companies. Colonial generally selects stocks which, when purchased, fall into one of the following categories:

         1. Companies whose current business activities provide earnings, dividends or assets that represent above average value; or

         2. Companies which have a record of consistent earnings growth that may provide above average stability or value in turbulent markets; or

         3. Companies with anticipated business growth prospects that represent above average value.

Colonial assesses whether a company's prospects are "above average." Colonial makes this judgement subjectively, based upon available information.



PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Value Stocks are securities of companies that Colonial believes are undervalued. These companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall or may not approach the value Colonial has placed on it.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

THE FUNDS  Colonial Growth and Income Fund, Variable Series

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. We compare the Fund to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of a selection of widely held common stocks and the Lipper Growth & Income - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS

 1994     1995     1996     1997     1998
 ----     ----     ----     ----     ----
-0.76%   30.03%   17.89%   28.07%   11.13%


The Fund's year to date total return through March 31, 1999 was  -0.24%.

Best Quarter:  4th quarter 1998, +16.92%

Worst Quarter: 3rd quarter 1998, -13.57%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                         1 YEAR         5 YEARS        SINCE
                                                                     INCEPTION
                                                                     ON 7/1/93
                                         ------         -------      ---------
Fund (%)                                  11.13          16.87         16.23
S&P 500 Index (%)                         28.60          24.05          N/A
Lipper Average (%)                        16.37          18.55          N/A

                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES


INVESTMENT GOALS

The Fund seeks current income and long-term growth of capital and income.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in U.S. and foreign securities of utility companies. Stein Roe diversifies the Fund's investments among a number of developed countries and market sectors and will have exposure to at least three countries, including the U.S. In selecting investments for the Fund, Stein Roe looks primarily for stocks of larger utility companies with established records.

Utility companies in which the Fund may invest include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, or water or other sanitary services. They also include companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but excluding companies primarily engaged in public broadcasting, print media, cable television or the internet).


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Utility company securities are subject to special risks. These securities are especially affected by changes in prevailing interest rates (as interest rates increase, the value of securities of utility companies tend to decrease, and vice versa), as well as by general competitive and market forces in the industry. In addition, utility companies are affected by changes in government regulation. In particular, the profitability of utilities may in the future be adversely affected by increased competition resulting from deregulation.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

THE FUNDS  Stein Roe Global Utilities Fund Variable Series

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. We compare the Fund to the Standard & Poor's Utilities Index (S&P Index), Lipper Utilities - Annuities peer group average return (Lipper Average) and Morgan Stanley Capital International World Index ND (MSCI World Index). The S&P Index is an unmanaged index that tracks the performance of domestic utilities stocks. The Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. MSCI World Index is an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS

 1994     1995     1996     1997     1998
 ----     ----     ----     ----     ----
-10.27%   35.15%   6.53%   28.75%   18.83%


The Fund's year to date total return through March 31, 1999 was  -0.58%.

Best Quarter:  4th quarter 1997, +15.29%

Worst Quarter: 1st quarter 1994, -8.91%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                          1 YEAR         5 YEARS        SINCE
                                                                      INCEPTION
                                                                      ON 7/1/93
                                          ------         -------      ---------
Fund (%)                                   18.33          14.50         12.73
MSCI World Index (%)                       24.34          15.68          N/A
S&P Index (%)                              14.77          13.90          N/A
Lipper Average (%)                         18.61          14.76          N/A

                    COLONIAL U.S. STOCK FUND, VARIABLE SERIES


INVESTMENT GOAL

The Fund seeks long-term capital growth.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in large capitalization stocks. These are stocks with market capitalizations of greater than $3 billion at the time of purchase.

In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are under valued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses quantitative analysis supported by fundamental business and financial analyses.


PRIMARY INVESTMENT RISKS

The primary risk of investing in the Fund is described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

THE FUNDS  Colonial U.S. Stock Fund, Variable Series


PERFORMANCE HISTORY
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of a selection of widely held common stocks and the Lipper Growth & Income - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS

 1995     1996     1997     1998
 ----     ----     ----     ----
29.70%   21.84%   32.23%   20.15%


The Fund's year to date total return through March 31, 1999 was +1.70%.

Best Quarter:  4th quarter 1998, +21.79%

Worst Quarter: 3rd quarter 1998, -14.16%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR          SINCE
                                                            INCEPTION
                                                            ON 7/5/94
                                              -------       ---------
Fund (%)                                       20.15          23.90
S&P Index (%)                                  28.60           N/A
Lipper Average (%)                             16.37           N/A

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


INVESTMENT GOALS

The Fund seeks as high a level of current income as is consistent with prudent risk and maximizing total return.


PRIMARY INVESTMENT STRATEGIES

The Fund seeks to achieve its investment goal by investing in:

-        debt securities issued by the U.S. government;

-        debt securities issued by foreign governments; and

-        lower rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goal by investing a portion of its assets in lower rated corporate debt securities. These securities have the following ratings:

-        BBB through C by Standard & Poor's Corporation;

-        Baa through D by Moody's Investor Services, Inc.;

-        a comparable rating by another nationally recognized rating service; or

- the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

The Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Because the Fund may invest in fixed income securities issued by private entities, including certain types of mortgage-backed securities and corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer's industry may impact the issuer's ability to make timely payment of interest or principal. This could result in decreases in the price of the security.

Interest rate risk is the risk of a decline or increase in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS  Colonial Strategic Income Fund, Variable Series

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Emerging markets are also subject to special risks. The risks of foreign investments are typically increased in less developed and developing countries. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Lower rated debt securities are commonly referred to as "junk bonds" and are considered speculative. Lower quality debt securities involve greater risk of loss and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

THE FUNDS  Colonial Strategic Income Fund, Variable Series

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Lehman Brothers Government/Corporate Bond Index (Lehman Index), an unmanaged index that tracks the performance of a selection of U.S. government agency, treasury and investment grade corporate bonds and the Lipper Corporate Bonds Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS

 1995     1996     1997     1998
 ----     ----     ----     ----
18.30%   9.83%    9.11%    6.03%


The Fund's year to date total return through March 31, 1999 was +0.99%.

Best Quarter:  1st quarter 1995, +5.62%

Worst Quarter: 1st quarter 1997, -1.00%


AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR          SINCE
                                                            INCEPTION
                                                            ON 7/5/94
                                              ------        ---------
Fund (%)                                       6.03           9.75
Lehman Index (%)                               9.47            N/A
Lipper Average (%)                             4.82            N/A

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


INVESTMENT GOALS

The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus each of which employs a different investment style. LAMCO attempts to rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

         - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

         - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

         - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

         - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average annual rate of return.

The Fund's current Portfolio Managers and investment styles are:

         - J. P. Morgan Investment Management Inc. uses a value approach by investing in companies that are diversified across all sectors and that are undervalued relative to the firm's projected growth rates.

         - Oppenheimer Capital uses a value approach by investing in companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

         - Boston Partners Asset Management, L.P. uses a value approach by investing in companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

         - Westwood Management Corporation uses a growth approach by investing in growth companies selling at reasonable valuations based on the firm's earnings projections which are not yet reflected in consensus estimates.

         - Wilke/Thompson Capital Management, Inc. uses a growth approach by investing in companies that demonstrate the ability to sustain strong secular growth across a broad range of market capitalizations.

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

         - Changes in a Portfolio Manager's investment style or a departure by a Portfolio Manager from the investment style for which it had been selected;

         - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

         -        Adverse changes in its ownership or personnel.

THE FUNDS  Liberty All-Star Equity Fund, Variable Series

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment objective and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that both funds will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.


PRIMARY INVESTMENT RISKS

The primary risk of investing in the Fund is described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

THE FUNDS  Liberty All-Star Equity Fund, Variable Series

PERFORMANCE HISTORY

The bar chart below shows the Fund's performance by illustrating the Fund's total calendar-year return. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for one year and the life of the Fund. We compare the Fund to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of a selection of widely held common stocks and the Lipper Growth & Income - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS

 1998 -- 18.67%


The Fund's year to date total return through March 31, 1999 was 0.00%.

Best Quarter:  4th quarter 1998, +18.67%

Worst Quarter: 3rd quarter 1998, -12.05%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR          SINCE
                                                            INCEPTION
                                                           ON 11/17/97
                                              ------       -----------
Fund (%)                                       18.67          17.29
S&P Index (%)                                  28.60           N/A
Lipper Average (%)                             16.37           N/A

             COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES


INVESTMENT GOAL

The Fund seeks long-term capital growth.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in equity securities of companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small capitalization stocks. The Fund may also invest in high quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund is a non-diversified mutual fund and may invest more than 5% of its total assets in the securities of a single issuer.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals. Additionally, as a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total net assets in the securities of a single company. Therefore, the Fund may have an increased risk of loss compared to a similar diversified mutual fund.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Interest rate risk is the risk of a decline or increase in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Emerging markets are also subject to risk. The risks of foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller companies are more likely than larger companies to have limited product lines, markets or financial resources, and to depend on a small, inexperienced management team. Stocks of smaller companies may trade less frequently and in limited volume and their prices may fluctuate more than stocks of other companies. Stocks of smaller companies may, therefore, be more vulnerable to adverse developments than those of larger companies.

THE FUNDS  Colonial International Fund for Growth, Variable Series


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Morgan Stanley Capital International EAFE Index (Morgan Stanley Index), an unmanaged index that tracks the performance of a selection of widely held common stocks and the Lipper International - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

CALENDAR-YEAR TOTAL RETURNS

1995     1996      1997     1998
5.95%    5.61%    -3.27%   12.96%



The Fund's year to date total return through March 31, 1999 was +1.50%.

Best Quarter:  4th quarter 1998, +17.40%

Worst Quarter: 3rd quarter 1998, -16.04%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR          SINCE
                                                            INCEPTION
                                                            ON 5/2/94
                                              ------        ---------
Fund (%)                                       12.96          3.00
Morgan Stanley Index (%)                       20.00           N/A
Lipper Average (%)                             13.26           N/A

                       NEWPORT TIGER FUND, VARIABLE SERIES


INVESTMENT GOAL

The Fund seeks long-term capital appreciation.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in stocks of companies located in the nine Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, The People's Republic of China and the Philippines. In selecting investments for the Fund, Newport typically purchases stocks of larger, well-established companies.


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Because the Fund's investments are concentrated in the nine Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries in the Southeast Asian region as a whole. As a result events in the region will generally have a greater effect on the Fund than if it were more geographically diversified, which may result in greater losses and volatility.

THE FUNDS  Newport Tiger Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Morgan Stanley Capital International EAFE Index GDP (Morgan Stanley Index), an unmanaged index that tracks the performance of foreign stocks and the Lipper Pacific Region - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS

 1996     1997     1998
 ----     ----     ----
11.73%   -31.14%  -6.43%

The Fund's year to date total return through March 31, 1999 was +2.55%.

Best Quarter:  4th quarter 1998, +37.93%

Worst Quarter: 2nd quarter 1998, -28.81%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR          SINCE
                                                            INCEPTION
                                                            ON 5/1/95
                                              ------        ---------
Fund (%)                                       -6.43          -5.01
Morgan Stanley Index (%)                       26.71           N/A
Lipper Average (%)                             -6.46           N/A

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information (SAI) contains names of and biographical information on the Trustees.


INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.

LASC, located at 125 High Street, Boston Massachusetts 02110, is the investment advisor to the Trust. LASC is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. ("LFC"). LASC has been an investment advisor since 1993. As of March 31, 1999, LASC managed over $727 million in assets. LASC designates the Trust's Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 1998 fiscal year, the Trust paid LASC management fees at the following annual rates of the average daily net assets of each specified Fund:

   Colonial Growth and Income Fund, Variable Series                   0.65%
   Stein Roe Global Utilities Fund, Variable Series                   0.65%
   Colonial U.S. Stock Fund, Variable Series                          0.80%
   Colonial Strategic Income Fund, Variable Series                    0.65%
   Liberty All-Star Equity Fund, Variable Series                      0.80%(1)
   Colonial International Fund for Growth, Variable Series            0.90%
   Newport Tiger Fund, Variable Series                                0.90%

(1) The All-Star Equity Fund's advisor has voluntarily agreed to waive a portion of its management fee. As a result the actual management fee paid to the advisor for the 1998 fiscal year was 0.76%


INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS

The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises.
Each Sub-Advisor is an indirect wholly-owned subsidiary of LFC.

COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the Growth & Income Fund, U.S. Stock Fund, Strategic Income Fund and International Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 1999, Colonial managed over $16.7 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

   Colonial Growth and Income Fund, Variable Series                   0.45%
   Colonial Small Cap Value Fund, Variable Series                     0.60%
   Colonial U.S. Stock Fund, Variable Series                          0.60%
   Colonial Strategic Income Fund, Variable Series                    0.45%
   Colonial International Fund for Growth, Variable Series            0.70%

TRUST MANAGEMENT ORGANIZATIONS


Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

John E. Lennon, Senior Vice President of Colonial, has managed the Growth & Income Fund since 1997 and has managed various other Colonial equity funds since 1982.

Mark Stoeckle has managed the U.S. Stock Fund since December, 1996. Mr. Stoeckle is a Senior Vice President of Colonial. Prior to joining Colonial in 1996, Mr. Stoeckle was a portfolio manager at Massachusetts Financial Services Company and an investment banker at Bear, Stearns & Co., Inc.

Carl C. Ericson has managed the Strategic Income Fund since its inception. Mr. Ericson, a Senior Vice President of Colonial and director of Colonial's Taxable Fixed Income Group, has managed various Colonial taxable income funds since 1985.

Gita Rao, a Senior Vice President of Colonial, manages the International Fund. Ms. Rao has managed various other Colonial funds since 1995. Prior to joining Colonial, she was a global equity analyst at Fidelity Management & Research Company from 1994 to 1995 and a Vice President in the domestic equity research group at Kidder, Peabody and Company from 1991 to 1994.


STEIN ROE

Stein Roe, an investment advisor since 1932, is the Sub-Advisor of the Global Utilities Fund. Stein Roe's principal address is One South Wacker Drive, Chicago, Illinois 60606. As of March 31, 1999, Stein Roe managed over $30.1 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Stein Roe a sub-advisory fee at the annual rate of 0.45% of the average daily net assets of the Global Utilities Fund.

Ophelia Barsketis, Senior Vice President of Stein Roe, co-manages the Global Utilities Fund. Ms. Barsketis joined Stein Roe in 1983 and progressed through a variety of equity analyst positions before assuming her current responsibilities, which include managing other Stein Roe and Colonial funds.

Deborah A. Jansen, Vice President and Senior Research Analyst for global and domestic equities and global economic forecasting for Stein Roe, co-manages the Global Utilities Fund. Ms. Jansen joined Stein Roe in 1987 and served as an associate economist and senior economist before assuming her current responsibilities. Ms. Jansen left Stein Roe in January, 1995 and returned to her position as Vice President in March, 1996. From June 5, 1995 through June 30, 1995, Ms. Jansen was a Senior Equity Research Analyst for BancOne Investment Advisers Corporation.

LAMCO AND LAMCO'S PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO's principal address is 600 Atlantic Avenue, 23rd Floor, Boston, Massachusetts 02210. As of March 31, 1999, LAMCO managed over $1.6 billion in assets.

LASC, out of the management fees it receives from the Trust, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to a portfolio management agreement among the Trust, LAMCO and the Portfolio Manager. That management agreement permits each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the management fees it receives from LASC, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

TRUST MANAGEMENT ORGANIZATIONS

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers manage a portion of All-Star Equity Fund's assets:

-        Henry D. Cavanna, Managing Director of J.P. Morgan Investment
         Management, Inc.

-        John Lindenthal, Managing Director of Oppenheimer Capital

- Mark Donovan, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- Susan M. Byrne, President and Chief Executive Officer of Westwood Management Corp.

- Mark A. Thompson, Chairman and Chief Investment Officer of Wilke/Thompson Capital Management, Inc.

A more complete description of each Portfolio Manager is included in the SAI. The Trust and LAMCO have received an exemptive order from the SEC that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.


NEWPORT

Newport, an investment advisor since 1987, is the Sub-Advisor of the Tiger Fund. Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of March 31, 1999, Newport managed over $843.1 million in assets.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Tiger Fund.

Thomas R. Tuttle and Lynda Couch, Senior Vice President and Vice President, respectively, of Newport, co-manage the Fund. Mr. Tuttle has co-managed other Newport Funds since November, 1995. Mr. Tuttle has been an officer of Newport since 1984. Ms. Couch has managed other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport since 1994.

The mutual funds and institutional investment advisory business of both Stein Roe and Colonial are managed together by a combined management team of employees from both companies. Colonial also shares personnel, facilities and systems with Stein Roe that may be used in providing administrative services to the Fund.


AFFILIATED BROKER/DEALER

Stein Roe and Colonial can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

                      OTHER INVESTMENT STRATEGIES AND RISKS


Each Fund's primary investments and its risks are described above in its individual description. This section describes other investments a Fund may make and the risks associated with them. In seeking to achieve its goal, each Fund may invest in various types of securities and engage in various investment techniques which are not the principle focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' SAI, which you may obtain free of charge (see back cover). Approval by the Funds' shareholders is not required to modify or change any of the Funds' investment goals or investment strategies.


TEMPORARY DEFENSIVE MEASURES

With the exception of the All-Star Equity Fund, each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, as a temporary defensive strategy, the Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit.

Taking a temporary defensive position may prevent a Fund from achieving its investment objective.


U.S. GOVERNMENT SECURITIES

(Strategic Income Fund) The Fund will invest in U.S. Government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. Government securities based upon the Sub-Advisor's judgement of which types of securities will outperform others. In selecting investments for the Fund, the Sub-Advisor considers a security's expected income, together with its potential to rise or fall in price.


STRUCTURE RISK

(Strategic Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of risk that involves both mortgage-backed securities (which are guaranteed by a U.S. Government agency) and asset-backed securities (which are interests in pools of debt securities). Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. In addition, the potential impact of prepayment on the price of a security may be difficult to predict and result in greater volatility.


ZERO COUPON BONDS

(Global Utilities Fund, Strategic Income Fund) Zero coupon bonds are issued at less than their fair value and do not make any payments of interest. As a result, these bonds involve greater credit risk and are subject to greater volatility than bonds that pay cash interest on a current basis.

OTHER INVESTMENT STRATEGIES AND RISKS


HEDGING STRATEGIES

Each Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, which are commonly referred to as derivatives, may involve the use of financial instruments whose values depend on, or are derived from the value of an underlying security, an index or a currency. A Fund may use these strategies for hedging purposes (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to adjust the Fund's duration. Hedging strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the security, or limit a potential gain. Also, with some hedging strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to a Fund.


YEAR 2000 COMPLIANCE

Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by LASC, the Sub-Advisors and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." LASC, the Sub-Advisors, the Funds' distributors and transfer agent (Liberty Companies) are taking steps that they believe are reasonably designed to address the Year 2000 Problem, including communicating with vendors who furnish services, software and systems to the Funds, to provide that date-related information and data can be properly processed after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected. Some of the Funds invest in emerging markets in developing countries and some reports indicate that developing countries may be behind other countries with respect to Year 2000 Compliance.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, (or shorter period if a Fund commenced operations less than five years ago) which run from January 1 to December 31. Certain information reflects financial results for a single fund share. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the Trust's annual report. The Funds' total returns presented below do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies. You can request a free annual report by writing Keyport Financial Services Corp. (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.


COLONIAL GROWTH AND INCOME FUND, VARIABLE SERIES

                                                                     Years Ended December 31,
                                                      1998         1997        1996        1995        1994
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period ($)             15.34        13.96       12.60       10.03       10.36
------------------------------------------------------------------------------------------------------------
 Net investment income (a)                             0.20         0.28        0.28        0.29        0.26
------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gains (losses) on
    investments and foreign currency transactions      1.50         3.75        1.98        2.72       (0.34)
------------------------------------------------------------------------------------------------------------
 Total from investment operations                      1.70         4.03        2.26        3.01       (0.08)
------------------------------------------------------------------------------------------------------------
 Less distributions:
------------------------------------------------------------------------------------------------------------
    Dividends from net investment income              (0.18)       (0.27)      (0.28)      (0.25)      (0.25)
------------------------------------------------------------------------------------------------------------
    In excess of net investment income                (0.00)       (0.01)         --          --          --
------------------------------------------------------------------------------------------------------------
    Dividends from net realized gains                 (0.47)       (2.37)      (0.62)      (0.19)         --
------------------------------------------------------------------------------------------------------------
    In excess of net realized gains                   (0.00)          --          --          --          --
------------------------------------------------------------------------------------------------------------
 Total distributions                                  (0.65)       (2.65)      (0.90)      (0.44)      (0.25)
------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                      16.39        15.34       13.96       12.60       10.03
------------------------------------------------------------------------------------------------------------
 TOTAL RETURN:
   Total investment return (%) (b)                    11.13        28.97       17.89       30.03       (0.76)
------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000) ($)                  149,820      106,909      93,247      71,070      48,052
------------------------------------------------------------------------------------------------------------
 Ratio of net expenses to average net assets (%)       0.76(c)      0.79(c)     0.79(c)     0.81(c)     0.87
------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to                     1.24(c)      1.77(c)     2.02(c)     2.51(c)     2.82
    average net assets (%)
------------------------------------------------------------------------------------------------------------
 Portfolio turnover ratio (%)                            28           60          24          79          55

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS


STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

                                                                        Years Ended December 31,
                                                      1998          1997          1996          1995          1994
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year ($)              11.92         10.70         10.50          8.11          9.65
-------------------------------------------------------------------------------------------------------------------
  Net investment income (a)                            0.24          0.46          0.46          0.46          0.54
-------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gains (losses)
     on investments                                    1.93          2.62          0.23          2.39         (1.53)
-------------------------------------------------------------------------------------------------------------------
  Total from investment operations                     2.17          3.08          0.69          2.85         (0.99)
-------------------------------------------------------------------------------------------------------------------
  Less distributions:
-------------------------------------------------------------------------------------------------------------------
     Dividends from net investment income             (0.21)        (0.48)        (0.49)        (0.46)        (0.55)
-------------------------------------------------------------------------------------------------------------------
     In excess of net investment income               (0.01)         ---           ---           ---            ---
-------------------------------------------------------------------------------------------------------------------
     Dividends from net realized gains                (0.11)        (1.38)         ---           ---            ---
-------------------------------------------------------------------------------------------------------------------
  Total distributions                                 (0.33)        (1.86)        (0.49)        (0.46)        (0.55)
-------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year ($)                    13.76         11.92         10.70         10.50          8.11
-------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN:
     Total investment return (%)(b)                   18.33         28.75          6.53         35.15         (10.27)
-------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000) ($)                  71,186        54,603        47,907        51,597        38,156
-------------------------------------------------------------------------------------------------------------------
  Ratio of net expenses to average net assets (%)      0.82(c)       0.83(c)       0.81(c)       0.83(c)       0.86
-------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to                    1.90(c)       3.96(c)       4.36(c)       4.98(c)       5.80
     average net assets (%)
-------------------------------------------------------------------------------------------------------------------
  Portfolio turnover ratio (%)                           53            89            14            18            16

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS

COLONIAL U.S. STOCK FUND, VARIABLE SERIES

                                                                                                                Period Ended
                                                                     Years Ended December 31,                   December 31,
                                                        1998            1997          1996          1995          1994***
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year ($)                16.29           14.22         12.36         10.27          10.00
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (a)                              0.16           0.20           0.19         0.21           0.09
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gains on investments       3.12           4.37           2.52         2.84           0.35
------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                       3.28           4.57           2.71         3.05           0.44
------------------------------------------------------------------------------------------------------------------------------
  Less distributions:
------------------------------------------------------------------------------------------------------------------------------
     Dividends from net investment income               (0.12)         (0.18)         (0.17)       (0.16)         (0.11)
------------------------------------------------------------------------------------------------------------------------------
     In excess of net investment income                  ---           (0.01)          ---           ---            ---
------------------------------------------------------------------------------------------------------------------------------
     Dividends from net realized gains                  (0.64)         (2.30)         (0.68)       (0.80)         (0.06)
------------------------------------------------------------------------------------------------------------------------------
     In excess of net realized gains                    (0.02)         (0.01)          ---           ---            ---
------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                   (0.78)         (2.50)         (0.85)       (0.96)         (0.17)
------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year ($)                      18.79           16.29         14.22        12.36          10.27
------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN:
     Total investment return (%) (b)                    20.15           32.23         21.84        29.70(c)        4.40(c)**
------------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000) ($)                 146,239          96,715        60,855       43,017         15,373
------------------------------------------------------------------------------------------------------------------------------
  Ratio of net expenses to average net assets (%)      0.90(e)         0.94(e)       0.95(e)        1.00(d)(e)     1.00(d)*
------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to
     average net assets (%)                            0.88(e)         1.19(e)       1.39(e)        1.72(c)(e)     2.16(c)*
------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover ratio (%)                           64              63            77            115             52**

*        Annualized.

**       Not Annualized.

*** For the period from the commencement of operations July 5, 1994 to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c)      Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 1.07% and 1.64% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                                                   Period Ended
                                                                        Years Ended December 31,                   December 31,
                                                             1998          1997          1996          1995          1994***
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year ($)                    11.15         11.04         10.99          9.79           10.00
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income (a)                                  0.91          0.90          0.92          0.55            0.30
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gains (losses)
     on investments                                         (0.24)         0.11          0.16          1.24           (0.19)
----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                           0.67          1.01          1.08          1.79            0.11
----------------------------------------------------------------------------------------------------------------------------------
  Less distributions:
----------------------------------------------------------------------------------------------------------------------------------
     Dividends from net investment income                   (0.72)        (0.79)        (0.96)        (0.56)          (0.31)
----------------------------------------------------------------------------------------------------------------------------------
     In excess of net investment income                     (0.02)        (0.05)          ---           ---            ---
----------------------------------------------------------------------------------------------------------------------------------
     Dividends from net realized gains                       ---          (0.05)        (0.07)        (0.03)          (0.01)
----------------------------------------------------------------------------------------------------------------------------------
     In excess of net realized gains                         ---          (0.01)          ---           ---            ---
----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                       (0.74)        (0.90)        (1.03)        (0.59)          (0.32)
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year ($)                          11.08         11.15         11.04         10.99            9.79
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN:
     Total investment return (%)(b)                          6.03          9.11(c)       9.83(c)      18.30(c)         1.10(c)**
----------------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000) ($)                       118,985        73,175        53,393        48,334          13,342
----------------------------------------------------------------------------------------------------------------------------------
  Ratio of net expenses to average net assets (%)          0.78(e)      0.80(d)(e)    0.80(d)(e)    0.84(d)(e)       1.00(d)*
----------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to
     average net assets (%)                                7.92(e)      7.86(c)(e)    8.13(c)(e)    8.08(c)(e)       7.33(c)*
----------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover ratio (%)                                50            94            114           281            94**
----------------------------------------------------------------------------------------------------------------------------------

*        Annualized.

**       Not Annualized.

*** For the period from the commencement of operations July 5, 1994 to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c)      Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 0.82%, 0.86%, 0.94% and 1.60% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                 Year Ended     Period Ended
                                                                December 31,    December 31,
                                                                    1998           1997***
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year ($)                           10.07           10.00
-----------------------------------------------------------------------------------------------
  Net investment income (a)                                         0.06            0.01
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gains on investments                  1.82            0.07
-----------------------------------------------------------------------------------------------
  Total from investment operations                                  1.88            0.08
-----------------------------------------------------------------------------------------------
  Less distributions:
-----------------------------------------------------------------------------------------------
     Dividends from net investment income                          (0.05)          (0.01)
-----------------------------------------------------------------------------------------------
     In excess of net investment income                            (0.00)            ---
-----------------------------------------------------------------------------------------------
  Total distributions                                              (0.05)          (0.01)
-----------------------------------------------------------------------------------------------
  Net asset value, end of year ($)                                 11.90            10.07
-----------------------------------------------------------------------------------------------
  TOTAL RETURN:
     Total investment return (%)(b)(c)                             18.67             0.80**
-----------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000) ($)                             44,870           22,228
-----------------------------------------------------------------------------------------------
  Ratio of net expenses to average net assets (%) (d)(e)            1.00             1.00*
-----------------------------------------------------------------------------------------------
  Ratio of net investment income to
     average net assets (%)(c)(e)                                   0.54             0.83*
-----------------------------------------------------------------------------------------------
  Portfolio turnover ratio (%)                                        70                1**

*        Annualized.

**       Not Annualized.

*** For the period from the commencement of operations November 17, 1997 to December 31, 1997.

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c)      Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.04% and 1.45% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS

COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES

                                                                    Years Ended December 31,                Period Ended
                                                                                                             December 31,
                                                        1998           1997          1996         1995         1994***
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year ($)                 1.78           1.96          1.97         1.88          2.00
----------------------------------------------------------------------------------------------------------------------------
  Net investment income (a)                              0.02           0.02          0.02         0.01           ---
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gains (losses) on
     investments and foreign currency transactions       0.21          (0.08)         0.09         0.10         (0.12)
----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                       0.23          (0.06)         0.11         0.11         (0.12)
----------------------------------------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net investment income               (0.00)         (0.02)         ---         (0.02)          ---
----------------------------------------------------------------------------------------------------------------------------
     In excess of net investment income                 (0.01)         (0.02)         ---          ---            ---
----------------------------------------------------------------------------------------------------------------------------
     Dividends from net realized gains                    ---          (0.08)        (0.12)        ---            ---
----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                   (0.01)         (0.12)        (0.12)       (0.02)          ---
----------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year ($)                       2.00           1.78          1.96         1.97          1.88
----------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN:
     Total investment return (%) (b)                    12.96          (3.27)         5.61         5.85         (6.00)**
----------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000) ($)                  52,468         30,600        26,593       22,764        19,146
----------------------------------------------------------------------------------------------------------------------------
  Ratio of net expenses to average net assets (%)        1.24(c)        1.34(c)       1.40(c)      1.40(c)       1.74*
----------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to
     average net assets (%)                              0.77(c)        0.82(c)       0.84(c)      0.75(c)       0.13*
----------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover ratio (%)                             28             28           115           40            31**

*        Annualized.

**       Not Annualized.

*** For the period from the commencement of operations May 2, 1994 to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS


NEWPORT TIGER FUND, VARIABLE SERIES

                                                                            Years Ended December 31,          Period Ended
                                                                                                               December 31,
                                                                      1998          1997           1996          1995***
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year ($)                               1.71          2.52           2.28           2.00
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (a)                                            0.03          0.03           0.03           0.01
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gains (losses) on investments
     and foreign currency transactions                                (0.14)        (0.81)          0.24           0.29
------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                    (0.11)        (0.78)          0.27           0.30
------------------------------------------------------------------------------------------------------------------------------
  Less distributions:
     Distributions from net investment income                         (0.03)        (0.02)         (0.02)         (0.01)
------------------------------------------------------------------------------------------------------------------------------
     In excess of net investment income                                 ---         (0.01)          ---           (0.01)
------------------------------------------------------------------------------------------------------------------------------
     Dividends from net realized gains                                  ---           ---          (0.01)           ---
------------------------------------------------------------------------------------------------------------------------------
     In excess of net realized gains                                    ---         (0.00)          ---             ---
------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                 (0.03)        (0.03)         (0.03)         (0.02)
------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year ($)                                     1.57          1.71           2.52           2.28
------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN:
     Total investment return (%)(b)                                   (6.43)       (31.14)         11.73          15.00**
------------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000) ($)                                23,655        24,934         34,642         18,977
------------------------------------------------------------------------------------------------------------------------------
  Ratio of net expenses to average net assets (%)(c)                   1.30          1.25           1.27           1.75*
------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets (%)(c)          2.16          1.14           1.20           0.89*
------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover ratio (%)                                           16            27              7             12**

*        Annualized.

**       Not Annualized.

*** For the period from the commencement of operations May 1, 1995 to December 31, 1995.

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                             SHAREHOLDER INFORMATION


PURCHASE AND REDEMPTIONS The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at NAV without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their NAV next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW A FUND'S SHARE PRICE IS DETERMINED Each share price is its NAV next determined. NAV is the difference between the value of a fund's assets and liabilities divided by the number of shares outstanding. The NAV is determined at the close of the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price of that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

A Fund's foreign securities may trade on days when the NYSE is closed for trading and Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS Each Fund intends to declare and distribute, as dividends or capital gain distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund realized during the fiscal year are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at NAV, as of the record date for the distributions.


TAX CONSEQUENCES Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

FOR MORE INFORMATION

You can get more information about the Funds' investments in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the SAI for more information on the Funds and the securities in which they invest. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by writing or calling:

Keyport Financial Services Corp.
125 High Street
Boston, MA 02111
1-800-437-4466

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT COMPANY ACT FILE NUMBER:
Liberty Variable Investment Trust :  811-07556

Colonial Growth and Income Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series
Colonial U.S. Stock Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Colonial International Fund for Growth, Variable Series
Newport Tiger Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST


 PROSPECTUS DATED MAY 1, 1999


Colonial Growth and Income Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series
Colonial U.S. Stock Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial International Fund for Growth, Variable Series
Newport Tiger Fund, Variable Series




Trust shares available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This Prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although trust shares have been registered with the Securities and Exchange Commission (SEC), the SEC has not approved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.



          NOT FDIC                   MAY LOSE VALUE
          INSURED                   NO BANK GUARANTEE

                                TABLE OF CONTENTS



THE TRUST ...............................................................      3


THE FUNDS ...............................................................      4

Each of these sections discusses the following
topics: Investment Goals, Primary Investment Strategies,
Primary Investment Risks and Performance History
Colonial Growth and Income Fund, Variable Series ........................      4
Stein Roe Global Utilities Fund, Variable Series ........................      6
Colonial U.S. Stock Fund, Variable Series ...............................      8
Colonial Strategic Income Fund, Variable Series .........................     10
Colonial International Fund for Growth, Variable Series .................     13
Newport Tiger Fund, Variable Series .....................................     15


TRUST MANAGEMENT ORGANIZATIONS ..........................................     17

Trustees ................................................................     17
Investment Advisor ......................................................     17
Investment Sub-Advisors and Portfolio Managers ..........................     17


OTHER INVESTMENT STRATEGIES AND RISKS ...................................     19

Temporary Defensive Measures ............................................     19
U.S. Government Securities ..............................................     19
Structure Risk ..........................................................     19
Zero Coupon Bonds .......................................................     19
Hedging Strategies ......................................................     20
Year 2000 Compliance ....................................................     20


FINANCIAL HIGHLIGHTS ....................................................     21


SHAREHOLDER INFORMATION .................................................     27

Purchases and Redemptions ...............................................     27
How a Fund's Share Price is Determined ..................................     27
Dividends and Distributions .............................................     27
Tax Consequences ........................................................     27

                                    THE TRUST

Liberty Variable Investment Trust ("Trust") includes nine separate mutual funds ("Funds"), each with its own investment goal and strategies. This Prospectus contains information about six of the Funds in the Trust. Liberty Advisory Services Corp. ("LASC") is the investment advisor to each Fund. LASC has appointed a Sub-Advisor for each Fund, all of which are affiliates of LASC. Each Fund is sub-advised by the following Sub-Advisor:


                                      FUND                                                             SUB-ADVISOR
                                      ----                                                             -----------
Colonial Growth and Income Fund, Variable Series (Growth & Income Fund)            Colonial Management Associates, Inc. (Colonial)
Colonial International Fund for Growth, Variable Series (International Fund)
Colonial U.S. Stock Fund, Variable Series (U.S. Stock Fund)
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund)

Stein Roe Global Utilities Fund, Variable Series (Global Utilities Fund)           Stein Roe & Farnham Incorporated (Stein Roe)

Newport Tiger Fund, Variable Series (Tiger Fund)                                   Newport Fund Management, Inc. (Newport)


Other Funds may be added to or deleted from the Trust from time to time.

The Trust's Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and of VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriters of the Fund are Keyport Financial Services Corp. ("KFSC") and Liberty Funds Distributor, Inc. ("LFD"). KFSC serves as principal underwriter of the shares of the portfolios of the Trust with respect to the sale of shares to Participating Insurance Companies that are affiliated with LASC and LFD serves as principal underwriter with respect to the sale of shares to Participating Insurance Companies that are not affiliated with LASC. KFSC and LFD are affiliates of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses.

                                    THE FUNDS


                COLONIAL GROWTH AND INCOME FUND, VARIABLE SERIES


INVESTMENT GOALS

The Fund seeks primarily income and long-term capital growth and, secondarily, preservation of capital.


PRIMARY INVESTMENT STRATEGIES

The Fund invests in both U.S. and foreign common stocks. In selecting stocks for the Fund, Colonial invests primarily in "value" stocks, but may also invest in "growth" stocks of medium and large capitalized companies. Colonial generally selects stocks which, when purchased, fall into one of the following categories:

1. Companies whose current business activities provide earnings, dividends or assets that represent above average value; or

2. Companies which have a record of consistent earnings growth that may provide above average stability or value in turbulent markets; or

3. Companies with anticipated business growth prospects that represent above average value.

Colonial assesses whether a company's prospects are "above average." Colonial makes this judgement subjectively, based upon available information.



PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Value Stocks are securities of companies that Colonial believes are undervalued. These companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall or may not approach the value Colonial has placed on it.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

THE FUNDS  Colonial Growth and Income Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. We compare the Fund to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of a selection of widely held common stocks and the Lipper Growth & Income - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS

[BAR CHART]

 1994     1995     1996     1997     1998
 ----     ----     ----     ----     ----
-0.78%   30.03%   17.69%    28.97%   11.13%

The Fund's year to date total return through March 31, 1999 was -0.24%.

Best Quarter:  4th quarter 1998, +16.92%

Worst Quarter: 3rd quarter 1998, -13.57%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR         5 YEARS        SINCE
                                                                          INCEPTION
                                                                          ON 7/1/93
Fund (%)                                       11.13          16.87         16.23

S&P 500 Index (%)                              28.60          24.05          N/A

Lipper Average (%)                             16.37          18.55          N/A

                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES



INVESTMENT GOALS

The Fund seeks current income and long-term growth of capital and income.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in U.S. and foreign securities of utility companies. Stein Roe diversifies the Fund's investments among a number of developed countries and market sectors and will have exposure to at least three countries, including the U.S. In selecting investments for the Fund, Stein Roe looks primarily for stocks of larger utility companies with established records.

Utility companies in which the Fund may invest include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, or water or other sanitary services. They also include companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but excluding companies primarily engaged in public broadcasting, print media, cable television or the internet).


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Utility company securities are subject to special risks. These securities are especially affected by changes in prevailing interest rates (as interest rates increase, the value of securities of utility companies tend to decrease, and vice versa), as well as by general competitive and market forces in the industry. In addition, utility companies are affected by changes in government regulation. In particular, the profitability of utilities may in the future be adversely affected by increased competition resulting from deregulation.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

THE FUNDS  Stein Roe Global Utilities Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. We compare the Fund to the Standard & Poor's Utilities Index (S&P Index), Lipper Utilities - Annuities peer group average return (Lipper Average) and Morgan Stanley Capital International World Index ND (MSCI World Index). The S&P Index is an unmanaged index that tracks the performance of domestic utilities stocks. The Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. MSCI World Index is an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS

[BAR CHART]

 1994     1995     1996     1997     1998
 ----     ----     ----     ----     ----
-10.27%   35.15%   6.53%    28.75%   18.30%

The Fund's year to date total return through March 31, 1999 was -0.58%.

Best Quarter:  4th quarter 1997, +15.29%

Worst Quarter: 1st quarter 1994, -8.91%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR         5 YEARS        SINCE
                                                                          INCEPTION
                                                                          ON 7/1/93
Fund (%)                                       18.33          14.50         12.73

MSCI World Index (%)                           24.34          15.68          N/A

S&P Index (%)                                  14.77          13.90          N/A

Lipper Average (%)                             18.61          14.76          N/A

                    COLONIAL U.S. STOCK FUND, VARIABLE SERIES


INVESTMENT GOAL

The Fund seeks long-term capital growth.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in large capitalization stocks. These are stocks with market capitalizations of greater than $3 billion at the time of purchase.

In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are under valued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses quantitative analysis supported by fundamental business and financial analyses.


PRIMARY INVESTMENT RISKS

The primary risk of investing in the Fund is described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

THE FUNDS  Stein Roe Global Utilities Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of a selection of widely held common stocks and the Lipper Growth & Income - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS

[BAR CHART]

 1995     1996     1997     1998
 ----     ----     ----     ----
29.70%   21.84%   32.23%   20.15%


The Fund's year to date total return through March 31, 1999 was +1.70%.

Best Quarter:  4th quarter 1998, +21.79%

Worst Quarter: 3rd quarter 1998, -14.16%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR          SINCE
                                                          INCEPTION ON
                                                             7/5/94
Fund (%)                                       20.15          23.90

S&P Index (%)                                  28.60           N/A

Lipper Average (%)                             16.37           N/A

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


INVESTMENT GOALS

The Fund seeks as high a level of current income as is consistent with prudent risk and maximizing total return.


PRIMARY INVESTMENT STRATEGIES

The Fund seeks to achieve its investment goal by investing in:

-        debt securities issued by the U.S. government;

-        debt securities issued by foreign governments; and

-        lower rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goal by investing a portion of its assets in lower rated corporate debt securities. These securities have the following ratings:

-        BBB through C by Standard & Poor's Corporation;

-        Baa through D by Moody's Investor Services, Inc.;

-        a comparable rating by another nationally recognized rating service; or

- the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

The Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Because the Fund may invest in fixed income securities issued by private entities, including certain types of mortgage-backed securities and corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer's industry may impact the issuer's ability to make timely payment of interest or principal. This could result in decreases in the price of the security.

Interest rate risk is the risk of a decline or increase in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS  Colonial Strategic Income Fund, Variable Series


Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Emerging markets are also subject to special risks. The risks of foreign investments are typically increased in less developed and developing countries. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Lower rated debt securities are commonly referred to as "junk bonds" and are considered speculative. Lower quality debt securities involve greater risk of loss and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

THE FUNDS  Colonial Strategic Income Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Lehman Brothers Government/Corporate Bond Index (Lehman Index), an unmanaged index that tracks the performance of a selection of U.S. government agency, treasury and investment grade corporate bonds and the Lipper Corporate Bonds Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS

[BAR GRAPH]

 1995     1996     1997     1998
 ----     ----     ----     ----
18.30%   9.83%    9.11%    6.03%


The Fund's year to date total return through March 31, 1999 was +0.99%.

Best Quarter:  1st quarter 1995, +5.62%

Worst Quarter: 1st quarter 1997, -1.00%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR          SINCE
                                                          INCEPTION ON
                                                             7/5/94
Fund (%)                                       6.03           9.75

Lehman Index (%)                               9.47            N/A

Lipper Average (%)                             4.82            N/A

             COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES



INVESTMENT GOAL

The Fund seeks long-term capital growth.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in equity securities of companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small capitalization stocks. The Fund may also invest in high quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund is a non-diversified mutual fund and may invest more than 5% of its total assets in the securities of a single issuer.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals. Additionally, as a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total net assets in the securities of a single company. Therefore, the Fund may have an increased risk of loss compared to a similar diversified mutual fund.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Interest rate risk is the risk of a decline or increase in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Emerging markets are also subject to risk. The risks of foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller companies are more likely than larger companies to have limited product lines, markets or financial resources, and to depend on a small, inexperienced management team. Stocks of smaller companies may trade less frequently and in limited volume and their prices may fluctuate more than stocks of other companies. Stocks of smaller companies may, therefore, be more vulnerable to adverse developments than those of larger companies.

THE FUNDS  Colonial International Fund for Growth, Variable Series


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Morgan Stanley Capital International EAFE Index (Morgan Stanley Index), an unmanaged index that tracks the performance of a selection of widely held common stocks and the Lipper International - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

CALENDAR-YEAR TOTAL RETURNS

[BAR CHART]

 1995     1996     1997     1998
 ----     ----     ----     ----
5.85%    5.61%    -3.27%   12.96%


The Fund's year to date total return through March 31, 1999 was +1.50%.

Best Quarter:  4th quarter 1998, +17.40%

Worst Quarter: 3rd quarter 1998, -16.04%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR          SINCE
                                                          INCEPTION ON
                                                             5/2/94
Fund (%)                                       12.96          3.00

Morgan Stanley Index (%)                       20.00           N/A

Lipper Average (%)                             13.26           N/A

                      NEWPORT TIGER FUND, VARIABLE SERIES



INVESTMENT GOAL

The Fund seeks long-term capital appreciation.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in stocks of companies located in the nine Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, The People's Republic of China and the Philippines. In selecting investments for the Fund, Newport typically purchases stocks of larger, well-established companies.


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Because the Fund's investments are concentrated in the nine Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries in the Southeast Asian region as a whole. As a result events in the region will generally have a greater effect on the Fund than if it were more geographically diversified, which may result in greater losses and volatility.

THE FUNDS Newport Tiger Funds, Variable Series

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Morgan Stanley Capital International EAFE Index GDP (Morgan Stanley Index), an unmanaged index that tracks the performance of foreign stocks and the Lipper Pacific Region - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS

[BAR CHART]

 1996     1997     1998
 ----     ----     ----
11.73%   -31.14%  -6.43%


The Fund's year to date total return through March 31, 1999 was +2.55%.

Best Quarter:  4th quarter 1998, +37.93%

Worst Quarter: 2nd quarter 1998, -28.81%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR          SINCE
                                                          INCEPTION ON
                                                             5/1/95
Fund (%)                                       -6.43          -5.01

Morgan Stanley Index (%)                       26.71           N/A

Lipper Average (%)                             -6.46           N/A

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information (SAI) contains names of and biographical information on the Trustees.


INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.

LASC, located at 125 High Street, Boston Massachusetts 02110, is the investment advisor to the Trust. LASC is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. ("LFC"). LASC has been an investment advisor since 1993. As of March 31, 1999, LASC managed over $727 million in assets. LASC designates the Trust's Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 1998 fiscal year, the Trust paid LASC management fees at the following annual rates of the average daily net assets of each specified Fund:

    Colonial Growth and Income Fund, Variable Series                   0.65%
    Stein Roe Global Utilities Fund, Variable Series                   0.65%
    Colonial U.S. Stock Fund, Variable Series                          0.80%
    Colonial Strategic Income Fund, Variable Series                    0.65%
    Colonial International Fund for Growth, Variable Series            0.90%
    Newport Tiger Fund, Variable Series                                0.90%


INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS

The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises.
Each Sub-Advisor is an indirect wholly-owned subsidiary of LFC.

COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the Growth & Income Fund, U.S. Stock Fund, Strategic Income Fund and International Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 1999, Colonial managed over $16.7 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

    Colonial Growth and Income Fund, Variable Series                   0.45%
    Colonial Small Cap Value Fund, Variable Series                     0.60%
    Colonial U.S. Stock Fund, Variable Series                          0.60%
    Colonial Strategic Income Fund, Variable Series                    0.45%
    Colonial International Fund for Growth, Variable Series            0.70%

TRUST MANAGEMENT ORGANIZATIONS


Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

John E. Lennon, Senior Vice President of Colonial, has managed the Growth & Income Fund since 1997 and has managed various other Colonial equity funds since 1982.

Mark Stoeckle has managed the U.S. Stock Fund since December, 1996. Mr. Stoeckle is a Senior Vice President of Colonial. Prior to joining Colonial in 1996, Mr. Stoeckle was a portfolio manager at Massachusetts Financial Services Company and an investment banker at Bear, Stearns & Co., Inc.

Carl C. Ericson has managed the Strategic Income Fund since its inception. Mr. Ericson, a Senior Vice President of Colonial and director of Colonial's Taxable Fixed Income Group, has managed various Colonial taxable income funds since 1985.

Gita Rao, a Senior Vice President of Colonial, manages the International Fund. Ms. Rao has managed various other Colonial funds since 1995. Prior to joining Colonial, she was a global equity analyst at Fidelity Management & Research Company from 1994 to 1995 and a Vice President in the domestic equity research group at Kidder, Peabody and Company from 1991 to 1994.


STEIN ROE

Stein Roe, an investment advisor since 1932, is the Sub-Advisor of the Global Utilities Fund. Stein Roe's principal address is One South Wacker Drive, Chicago, Illinois 60606. As of March 31, 1999, Stein Roe managed over $30.1 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Stein Roe a sub-advisory fee at the annual rate of 0.45% of the average daily net assets of the Global Utilities Fund.

Ophelia Barsketis, Senior Vice President of Stein Roe, co-manages the Global Utilities Fund. Ms. Barsketis joined Stein Roe in 1983 and progressed through a variety of equity analyst positions before assuming her current responsibilities, which include managing other Stein Roe and Colonial funds.

Deborah A. Jansen, Vice President and Senior Research Analyst for global and domestic equities and global economic forecasting for Stein Roe, co-manages the Global Utilities Fund. Ms. Jansen joined Stein Roe in 1987 and served as an associate economist and senior economist before assuming her current responsibilities. Ms. Jansen left Stein Roe in January, 1995 and returned to her position as Vice President in March, 1996. From June 5, 1995 through June 30, 1995, Ms. Jansen was a Senior Equity Research Analyst for BancOne Investment Advisers Corporation.


NEWPORT

Newport, an investment advisor since 1987, is the Sub-Advisor of the Tiger Fund. Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of March 31, 1999, Newport managed over $843.1 million in assets.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Tiger Fund.

Thomas R. Tuttle and Lynda Couch, Senior Vice President and Vice President, respectively, of Newport, co-manage the Fund. Mr. Tuttle has co-managed other Newport Funds since November, 1995. Mr. Tuttle has been an officer of Newport since 1984. Ms. Couch has managed other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport since 1994.

The mutual funds and institutional investment advisory business of both Stein Roe and Colonial are managed together by a combined management team of employees from both companies. Colonial also shares personnel, facilities and systems with Stein Roe that may be used in providing administrative services to the Fund.


AFFILIATED BROKER/DEALER

Stein Roe and Colonial can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

                      OTHER INVESTMENT STRATEGIES AND RISKS


Each Fund's primary investments and its risks are described above in its individual description. This section describes other investments a Fund may make and the risks associated with them. In seeking to achieve its goal, each Fund may invest in various types of securities and engage in various investment techniques which are not the principle focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' SAI, which you may obtain free of charge (see back cover). Approval by the Funds' shareholders is not required to modify or change any of the Funds' investment goals or investment strategies.


TEMPORARY DEFENSIVE MEASURES

Each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, as a temporary defensive strategy, the Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit.

Taking a temporary defensive position may prevent a Fund from achieving its investment objective.


U.S. GOVERNMENT SECURITIES

(Strategic Income Fund) The Fund will invest in U.S. Government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. Government securities based upon the Sub-Advisor's judgement of which types of securities will outperform others. In selecting investments for the Fund, the Sub-Advisor considers a security's expected income, together with its potential to rise or fall in price.


STRUCTURE RISK

(Strategic Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of risk that involves both mortgage-backed securities (which are guaranteed by a U.S. Government agency) and asset-backed securities (which are interests in pools of debt securities). Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. In addition, the potential impact of prepayment on the price of a security may be difficult to predict and result in greater volatility.


ZERO COUPON BONDS

(Global Utilities Fund, Strategic Income Fund) Zero coupon bonds are issued at less than their fair value and do not make any payments of interest. As a result, these bonds involve greater credit risk and are subject to greater volatility than bonds that pay cash interest on a current basis.

OTHER INVESTMENT STRATEGIES AND RISKS


HEDGING STRATEGIES

Each Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, which are commonly referred to as derivatives, may involve the use of financial instruments whose values depend on, or are derived from the value of an underlying security, an index or a currency. A Fund may use these strategies for hedging purposes (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to adjust the Fund's duration. Hedging strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the security, or limit a potential gain. Also, with some hedging strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to a Fund.


YEAR 2000 COMPLIANCE

Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by LASC, the Sub-Advisors and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." LASC, the Sub-Advisors, the Funds' distributors and transfer agent (Liberty Companies) are taking steps that they believe are reasonably designed to address the Year 2000 Problem, including communicating with vendors who furnish services, software and systems to the Funds, to provide that date-related information and data can be properly processed after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected. Some of the Funds invest in emerging markets in developing countries and some reports indicate that developing countries may be behind other countries with respect to Year 2000 Compliance.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, (or shorter period if a Fund commenced operations less than five years ago) which run from January 1 to December 31. Certain information reflects financial results for a single fund share. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the Trust's annual report. The Funds' total returns presented below do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies. You can request a free annual report by writing Keyport Financial Services Corp. (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.


COLONIAL GROWTH AND INCOME FUND, VARIABLE SERIES

                                                                          Years Ended December 31,
                                                        1998          1997         1996          1995          1994
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period ($)               15.34         13.96        12.60         10.03         10.36

 Net investment income (a)                               0.20          0.28         0.28         0.29          0.26

 Net realized and unrealized gains (losses) on
    investments and foreign currency transactions        1.50          3.75         1.98         2.72         (0.34)

 Total from investment operations                        1.70          4.03         2.26         3.01         (0.08)

 Less distributions:

    Dividends from net investment income                (0.18)        (0.27)       (0.28)       (0.25)        (0.25)

    In excess of net investment income                  (0.00)        (0.01)        ---           ---           ---

    Dividends from net realized gains                   (0.47)        (2.37)       (0.62)       (0.19)          ---

    In excess of net realized gains                     (0.00)         ---          ---           ---           ---

 Total distributions                                    (0.65)        (2.65)       (0.90)       (0.44)        (0.25)

Net asset value, end of year ($)                        16.39         15.34        13.96        12.60         10.03

 TOTAL RETURN:
   Total investment return (%) (b)                      11.13         28.97        17.89        30.03         (0.76)

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000) ($)                    149,820       106,909       93,247       71,070        48,052

 Ratio of net expenses to average net assets (%)         0.76(c)       0.79(c)      0.79(c)      0.81(c)       0.87

 Ratio of net investment income to                       1.24(c)       1.77(c)      2.02(c)      2.51(c)       2.82
    average net assets (%)

 Portfolio turnover ratio (%)                           28            60           24           79            55

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS


STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

                                                                       Years Ended December 31,
                                                    1998          1997          1996          1995           1994
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ($)              11.92         10.70         10.50          8.11          9.65

Net investment income (a)                            0.24          0.46          0.46          0.46          0.54

Net realized and unrealized gains (losses)
   on investments                                    1.93          2.62          0.23          2.39         (1.53)

Total from investment operations                     2.17          3.08          0.69          2.85         (0.99)

Less distributions:

   Dividends from net investment income             (0.21)        (0.48)        (0.49)        (0.46)        (0.55)

   In excess of net investment income               (0.01)         ---           ---           ---            ---

   Dividends from net realized gains                (0.11)        (1.38)         ---           ---            ---

Total distributions                                 (0.33)        (1.86)        (0.49)        (0.46)        (0.55)

Net asset value, end of year ($)                    13.76         11.92         10.70         10.50          8.11

TOTAL RETURN:
   Total investment return (%)(b)                   18.33         28.75          6.53         35.15         (10.27)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000) ($)                  71,186        54,603        47,907        51,597         38,156

Ratio of net expenses to average net assets (%)      0.82(c)       0.83(c)       0.81(c)       0.83(c)        0.86

Ratio of net investment income to                    1.90(c)       3.96(c)       4.36(c)       4.98(c)        5.80
   average net assets (%)

Portfolio turnover ratio (%)                        53            89            14            18             16

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS


COLONIAL U.S. STOCK FUND, VARIABLE SERIES

                                                                                                                  Period Ended
                                                                      Years Ended December 31,                    December 31,
                                                         1998           1997           1996         1995            1994***
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year ($)                16.29           14.22         12.36         10.27            10.00

  Net investment income (a)                              0.16           0.20           0.19         0.21             0.09

  Net realized and unrealized gains on investments       3.12           4.37           2.52         2.84             0.35

  Total from investment operations                       3.28           4.57           2.71         3.05             0.44

  Less distributions:

     Dividends from net investment income               (0.12)         (0.18)         (0.17)       (0.16)           (0.11)

     In excess of net investment income                  ---           (0.01)          ---           ---              ---

     Dividends from net realized gains                  (0.64)         (2.30)         (0.68)       (0.80)           (0.06)

     In excess of net realized gains                    (0.02)         (0.01)          ---           ---              ---

  Total distributions                                   (0.78)         (2.50)         (0.85)       (0.96)           (0.17)

  Net asset value, end of year ($)                      18.79           16.29         14.22        12.36            10.27

  TOTAL RETURN:
     Total investment return (%) (b)                    20.15           32.23         21.84        29.70(c)          4.40(c)**

  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000) ($)                 146,239          96,715        60,855       43,017           15,373

  Ratio of net expenses to average net assets (%)        0.90(e)         0.94(e)       0.95(e)      1.00(d)(e)       1.00(d)*

  Ratio of net investment income to
     average net assets (%)                              0.88(e)         1.19(e)       1.39(e)      1.72(c)(e)       2.16(c)*

  Portfolio turnover ratio (%)                          64              63            77          115               52**

*        Annualized.

**       Not Annualized.

*** For the period from the commencement of operations July 5, 1994 to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c)      Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 1.07% and 1.64% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS


COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                                                   Period Ended
                                                                       Years Ended December 31,                    December 31,
                                                          1998           1997            1996           1995         1994***
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year ($)                  11.15          11.04           10.99           9.79           10.00

  Net investment income (a)                                0.91          0.90            0.92            0.55            0.30

  Net realized and unrealized gains (losses)
     on investments                                       (0.24)         0.11            0.16            1.24           (0.19)

  Total from investment operations                         0.67          1.01            1.08            1.79            0.11

  Less distributions:

     Dividends from net investment income                 (0.72)        (0.79)          (0.96)          (0.56)          (0.31)

     In excess of net investment income                   (0.02)        (0.05)            ---             ---            ---

     Dividends from net realized gains                     ---          (0.05)          (0.07)          (0.03)          (0.01)

     In excess of net realized gains                       ---          (0.01)            ---             ---            ---

  Total distributions                                     (0.74)        (0.90)          (1.03)          (0.59)          (0.32)

  Net asset value, end of year ($)                        11.08         11.15           11.04           10.99           9.79

  TOTAL RETURN:
     Total investment return (%)(b)                        6.03          9.11(c)         9.83(c)        18.30(c)       1.10(c)**

  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000) ($)                     118,985        73,175          53,393          48,334          13,342

  Ratio of net expenses to average net assets (%)          0.78(e)       0.80(d)(e)      0.80(d)(e)      0.84(d)(e)      1.00(d)*

  Ratio of net investment income to
     average net assets (%)                                7.92(e)       7.86(c)(e)      8.13(c)(e)      8.08(c)(e)      7.33(c)*

  Portfolio turnover ratio (%)                            50            94             114             281              94**

*        Annualized.

**       Not Annualized.

*** For the period from the commencement of operations July 5, 1994 to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c)      Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 0.82%, 0.86%, 0.94% and 1.60% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS


COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES

                                                                    Years Ended December 31,                  Period Ended
                                                                                                              December 31,
                                                        1998           1997          1996          1995          1994***
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year ($)                 1.78           1.96          1.97          1.88          2.00

  Net investment income (a)                              0.02           0.02          0.02          0.01           ---

  Net realized and unrealized gains (losses) on
     investments and foreign currency transactions       0.21          (0.08)         0.09          0.10         (0.12)

  Total from investment operations                       0.23          (0.06)         0.11          0.11         (0.12)

  Less distributions:
     Dividends from net investment income               (0.00)         (0.02)         ---          (0.02)          ---

     In excess of net investment income                 (0.01)         (0.02)         ---           ---            ---

     Dividends from net realized gains                    ---          (0.08)        (0.12)         ---            ---

  Total distributions                                   (0.01)         (0.12)        (0.12)        (0.02)          ---

  Net asset value, end of year ($)                       2.00           1.78          1.96          1.97          1.88

  TOTAL RETURN:
     Total investment return (%) (b)                    12.96          (3.27)         5.61          5.85         (6.00)**

  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000) ($)                  52,468         30,600        26,593        22,764        19,146

  Ratio of net expenses to average net assets (%)        1.24(c)        1.34(c)       1.40(c)       1.40(c)       1.74*

  Ratio of net investment income to
     average net assets (%)                              0.77(c)        0.82(c)       0.84(c)       0.75(c)       0.13*

  Portfolio turnover ratio (%)                          28             28           115            40            31**

*        Annualized.

**       Not Annualized.

*** For the period from the commencement of operations May 2, 1994 to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS


NEWPORT TIGER FUND, VARIABLE SERIES

                                                                            Years Ended December 31,            Period Ended
                                                                                                                December 31,
                                                                      1998          1997           1996           1995***
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year ($)                               1.71          2.52           2.28           2.00

  Net investment income (a)                                            0.03          0.03           0.03           0.01

  Net realized and unrealized gains (losses) on investments
     and foreign currency transactions                                (0.14)        (0.81)          0.24           0.29

  Total from investment operations                                    (0.11)        (0.78)          0.27           0.30

  Less distributions:
     Distributions from net investment income                         (0.03)        (0.02)         (0.02)         (0.01)

     In excess of net investment income                                 ---         (0.01)          ---           (0.01)

     Dividends from net realized gains                                  ---           ---          (0.01)           ---

     In excess of net realized gains                                    ---         (0.00)          ---             ---

  Total distributions                                                 (0.03)        (0.03)         (0.03)         (0.02)

  Net asset value, end of year ($)                                     1.57          1.71           2.52           2.28

  TOTAL RETURN:
     Total investment return (%)(b)                                   (6.43)       (31.14)         11.73          15.00**

  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000) ($)                                23,655        24,934         34,642         18,977

  Ratio of net expenses to average net assets (%)(c)                   1.30          1.25           1.27           1.75*

  Ratio of net investment income to average net assets (%)(c)          2.16          1.14           1.20           0.89*

  Portfolio turnover ratio (%)                                        16            27              7             12**

*        Annualized.

**       Not Annualized.

*** For the period from the commencement of operations May 1, 1995 to December 31, 1995.

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                             SHAREHOLDER INFORMATION


PURCHASE AND REDEMPTIONS The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at NAV without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their NAV next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW A FUND'S SHARE PRICE IS DETERMINED Each share price is its NAV next determined. NAV is the difference between the value of a fund's assets and liabilities divided by the number of shares outstanding. The NAV is determined at the close of the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price of that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

A Fund's foreign securities may trade on days when the NYSE is closed for trading and Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS Each Fund intends to declare and distribute, as dividends or capital gain distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund realized during the fiscal year are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at NAV, as of the record date for the distributions.


TAX CONSEQUENCES Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

FOR MORE INFORMATION

You can get more information about the Funds' investments in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the SAI for more information on the Funds and the securities in which they invest. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by writing or calling:

Keyport Financial Services Corp.
125 High Street
Boston, MA 02111
1-800-437-4466

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust :  811-07556

Colonial Growth and Income Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series
Colonial U.S. Stock Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial International Fund for Growth, Variable Series
Newport Tiger Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST


PROSPECTUS DATED MAY 1, 1999


Colonial Growth and Income Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Colonial U.S. Stock Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial High Yield Securities Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series




Trust shares available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This Prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although trust shares have been registered with the Securities and Exchange Commission (SEC), the SEC has not approved any shares offered in this prospectus or determined whether this prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

----------------------------- ------------------------------
          NOT FDIC                   MAY LOSE VALUE
          INSURED                   NO BANK GUARANTEE
----------------------------- ------------------------------

                                TABLE OF CONTENTS

THE TRUST ...............................................................      3


THE FUNDS ...............................................................      4

Each of these sections discusses the following
topics: Investment Goals, Primary Investment Strategies,
Primary Investment Risks and Performance History
Colonial Growth and Income Fund, Variable Series ........................      4
Stein Roe Global Utilities Fund, Variable Series ........................      6
Colonial Small Cap Value Fund, Variable Series ..........................      8
Colonial U.S. Stock Fund, Variable Series ...............................      9
Colonial Strategic Income Fund, Variable Series .........................     11
Colonial High Yield Securities Fund, Variable Series ....................     14
Liberty All-Star Equity Fund, Variable Series ...........................     16


TRUST MANAGEMENT ORGANIZATIONS ..........................................     19

Trustees ................................................................     19
Investment Advisor ......................................................     19
Investment Sub-Advisors and Portfolio Managers ..........................     19


OTHER INVESTMENT STRATEGIES AND RISKS ...................................     22

Temporary Defensive Measures ............................................     22
U.S. Government Securities ..............................................     22
Structure Risk ..........................................................     22
Zero Coupon Bonds .......................................................     22
Hedging Strategies ......................................................     23
Year 2000 Compliance ....................................................     23


FINANCIAL HIGHLIGHTS ....................................................     24


SHAREHOLDER INFORMATION .................................................     31

Purchases and Redemptions ...............................................     31
How a Fund's Share Price is Determined ..................................     31
Dividends and Distributions .............................................     31
Tax Consequences ........................................................     31

                                    THE TRUST

Liberty Variable Investment Trust ("Trust") includes nine separate mutual funds ("Funds"), each with its own investment goal and strategies. This Prospectus contains information about seven of the Funds in the Trust. Liberty Advisory Services Corp. ("LASC") is the investment advisor to each Fund. LASC has appointed a Sub-Advisor for each Fund, all of which are affiliates of LASC. Each Fund is sub-advised by the following Sub-Advisor:

-----------------------------------------------------------------------------------------------------------------------------------
                                      FUND                                                             SUB-ADVISOR
                                      ----                                                             -----------

-----------------------------------------------------------------------------------------------------------------------------------
Colonial Growth and Income Fund, Variable Series (Growth & Income Fund)            Colonial Management Associates, Inc. (Colonial)
Colonial U.S. Stock Fund, Variable Series (U.S. Stock Fund)
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund)
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund)
Colonial High Yield Securities Fund, Variable Series (High Yield Fund)

-----------------------------------------------------------------------------------------------------------------------------------
Stein Roe Global Utilities Fund, Variable Series (Global Utilities Fund)           Stein Roe & Farnham Incorporated (Stein Roe)

-----------------------------------------------------------------------------------------------------------------------------------
Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund)               Liberty Asset Management Company (LAMCO)

-----------------------------------------------------------------------------------------------------------------------------------


Other Funds may be added to or deleted from the Trust from time to time.

The Trust's Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and of VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriters of the Fund are Keyport Financial Services Corp. ("KFSC") and Liberty Funds Distributor, Inc. ("LFD"). KFSC serves as principal underwriter of the shares of the portfolios of the Trust with respect to the sale of shares to Participating Insurance Companies that are affiliated with LASC and LFD serves as principal underwriter with respect to the sale of shares to Participating Insurance Companies that are not affiliated with LASC. KFSC and LFD are affiliates of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses.

                                    THE FUNDS


                COLONIAL GROWTH AND INCOME FUND, VARIABLE SERIES


INVESTMENT GOALS

The Fund seeks primarily income and long-term capital growth and, secondarily, preservation of capital.


PRIMARY INVESTMENT STRATEGIES

The Fund invests in both U.S. and foreign common stocks. In selecting stocks for the Fund, Colonial invests primarily in "value" stocks, but may also invest in "growth" stocks of medium and large capitalized companies. Colonial generally selects stocks which, when purchased, fall into one of the following categories:

         1. Companies whose current business activities provide earnings, dividends or assets that represent above average value; or

         2. Companies which have a record of consistent earnings growth that may provide above average stability or value in turbulent markets; or

         3. Companies with anticipated business growth prospects that represent above average value.

Colonial assesses whether a company's prospects are "above average." Colonial makes this judgement subjectively, based upon available information.



PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Value Stocks are securities of companies that Colonial believes are undervalued. These companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall or may not approach the value Colonial has placed on it.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

THE FUNDS  Colonial Growth and Income Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. We compare the Fund to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of a selection of widely held common stocks and the Lipper Growth & Income - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS


                                  [BAR GRAPH]

 1994     1995     1996     1997     1998
 ----     ----     ----     ----     ----
-0.76%   30.03%   17.89%    28.07%   11.13%

The Fund's year to date total return through March 31, 1999 was -0.24%.

Best Quarter:  4th quarter 1998, +16.92%

Worst Quarter: 3rd quarter 1998, -13.57%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR         5 YEARS        SINCE
                                                                          INCEPTION
                                                                          ON 7/1/93
--------------------------------------------------------------------------------------
Fund (%)                                       11.13          16.87         16.23
--------------------------------------------------------------------------------------
S&P 500 Index (%)                              28.60          24.05          N/A
--------------------------------------------------------------------------------------
Lipper Average (%)                             16.37          18.55          N/A
--------------------------------------------------------------------------------------

                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES


INVESTMENT GOALS

The Fund seeks current income and long-term growth of capital and income.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in U.S. and foreign securities of utility companies. Stein Roe diversifies the Fund's investments among a number of developed countries and market sectors and will have exposure to at least three countries, including the U.S. In selecting investments for the Fund, Stein Roe looks primarily for stocks of larger utility companies with established records.

Utility companies in which the Fund may invest include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, or water or other sanitary services. They also include companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but excluding companies primarily engaged in public broadcasting, print media, cable television or the internet).


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Utility company securities are subject to special risks. These securities are especially affected by changes in prevailing interest rates (as interest rates increase, the value of securities of utility companies tend to decrease, and vice versa), as well as by general competitive and market forces in the industry. In addition, utility companies are affected by changes in government regulation. In particular, the profitability of utilities may in the future be adversely affected by increased competition resulting from deregulation.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

THE FUNDS  Stein Roe Global Utilities Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. We compare the Fund to the Standard & Poor's Utilities Index (S&P Index), Lipper Utilities - Annuities peer group average return (Lipper Average) and Morgan Stanley Capital International World Index ND (MSCI World Index). The S&P Index is an unmanaged index that tracks the performance of domestic utilities stocks. The Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. MSCI World Index is an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS


                                  [BAR GRAPH]

 1994     1995     1996     1997     1998
 ----     ----     ----     ----     ----
-10.27%  35.16%   6.53%    28.75%    18.69%


The Fund's year to date total return through March 31, 1999 was -0.58%.

Best Quarter:  4th quarter 1997, +15.29%

Worst Quarter: 1st quarter 1994, -8.91%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR         5 YEARS        SINCE
                                                                          INCEPTION
                                                                          ON 7/1/93
--------------------------------------------------------------------------------------
Fund (%)                                       18.33          14.50         12.73
--------------------------------------------------------------------------------------
MSCI World Index (%)                           24.34          15.68          N/A
--------------------------------------------------------------------------------------
S&P Index (%)                                  14.77          13.90          N/A
--------------------------------------------------------------------------------------
Lipper Average (%)                             18.61          14.76          N/A
--------------------------------------------------------------------------------------

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


INVESTMENT GOAL

The Fund seeks long-term growth.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in small capitalization stocks. These are stocks with market capitalizations of less than the market capitalization of the stock in the Russell 2000 Index that has the largest capitalization at the time of purchase. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by the advisor to be investment grade. In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are under valued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses fact-based quantitative analysis supported by fundamental business and financial analysis.


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Smaller companies are more likely than larger companies to have limited product lines, markets or financial resources, and to depend on a small, inexperienced management team. They are more likely to fail or prove unable to grow. Stocks of smaller companies may trade less frequently and in limited volume and their prices may fluctuate more than stocks of other companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock. Stocks of smaller companies may, therefore, be more vulnerable to adverse developments than those of larger companies.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.


PERFORMANCE HISTORY

We compare the Fund to the Russell 2000 Index, an unmanaged index that tracks the performance of small capitalization stocks and the Lipper Small Cap - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The Fund commenced investment operations on May 19, 1998, and therefore does not have a full calendar year of investment performance.

                    COLONIAL U.S. STOCK FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term capital growth.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in large capitalization stocks. These are stocks with market capitalizations of greater than $3 billion at the time of purchase.

In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are under valued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses quantitative analysis supported by fundamental business and financial analyses.


PRIMARY INVESTMENT RISKS

The primary risk of investing in the Fund is described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of a selection of widely held common stocks and the Lipper Growth & Income - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS


                                  [BAR GRAPH]

 1995     1996     1997     1998
 ----     ----     ----     ----
29.70%   21.64%   32.23%   20.15%


The Fund's year to date total return through March 31, 1999 was +1.70%.

Best Quarter:  4th quarter 1998, +21.79%

Worst Quarter: 3rd quarter 1998, -14.16%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR          SINCE
                                                           INCEPTION ON
                                                             7/5/94
------------------------------------------------------------------------
Fund (%)                                       20.15          23.90
------------------------------------------------------------------------
S&P Index (%)                                  28.60           N/A
------------------------------------------------------------------------
Lipper Average (%)                             16.37           N/A
------------------------------------------------------------------------

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks as high a level of current income as is consistent with prudent risk and maximizing total return.


PRIMARY INVESTMENT STRATEGIES

The Fund seeks to achieve its investment goal by investing in:

-     debt securities issued by the U.S. government;

-     debt securities issued by foreign governments; and

-     lower rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goal by investing a portion of its assets in lower rated corporate debt securities. These securities have the following ratings:

-     BBB through C by Standard & Poor's Corporation;

-     Baa through D by Moody's Investor Services, Inc.;

-     a comparable rating by another nationally recognized rating service; or

- the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

The Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Because the Fund may invest in fixed income securities issued by private entities, including certain types of mortgage-backed securities and corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer's industry may impact the issuer's ability to make timely payment of interest or principal. This could result in decreases in the price of the security.

Interest rate risk is the risk of a decline or increase in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS  Colonial Strategic Income Fund, Variable Series


Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Emerging markets are also subject to special risks. The risks of foreign investments are typically increased in less developed and developing countries. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Lower rated debt securities are commonly referred to as "junk bonds" and are considered speculative. Lower quality debt securities involve greater risk of loss and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. We compare the Fund to the Lehman Brothers Government/Corporate Bond Index (Lehman Index), an unmanaged index that tracks the performance of a selection of U.S. government agency, treasury and investment grade corporate bonds and the Lipper Corporate Bonds - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS


[BAR CHART]

 1995     1996     1997     1998
 ----     ----     ----     ----
18.30%   9.83%    8.11%     6.03%

The Fund's year to date total return through March 31, 1999 was +0.99%.

Best Quarter:  1st quarter 1995, +5.62%

Worst Quarter: 1st quarter 1997, -1.00%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR          SINCE
                                                           INCEPTION ON
                                                             7/5/94
------------------------------------------------------------------------
Fund (%)                                       6.03           9.75
------------------------------------------------------------------------
Lehman Index (%)                               9.47            N/A
------------------------------------------------------------------------
Lipper Average (%)                             4.82            N/A
------------------------------------------ -------------- --------------

              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES



INVESTMENT GOALS

The Fund seeks current income and total return.


PRIMARY INVESTMENT STRATEGIES

The Fund pursues its investment goal by investing primarily in lower rated corporate debt securities. These securities have the following ratings:

-     BBB through C by Standard & Poor's Corporation;

-     Baa through D by Moody's Investor Services, Inc.;

-     a comparable rating by another nationally recognized rating service; or

- the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

Although the Fund will invest primarily in debt securities, the Fund may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks. Additionally, the Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Lower rated debt securities are commonly referred to as "junk bonds" and are considered speculative. Lower quality debt securities involve greater risk of loss and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Interest rate risk is the risk of a decline or increase in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in fixed income securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer's industry may impact the issuer's ability to make timely payment of interest or principal. This could result in decreases in the price of the security.

THE FUNDS  Colonial High Yield Securities Fund, Variable Series


Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Emerging markets are also subject to special risks. The risks of foreign investments are typically increased in less developed and developing countries. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.


PERFORMANCE HISTORY

We compare the Fund to the CS First Boston High Yield Index, an unmanaged index that tracks the performance of high yield bond funds and the Lipper High Yield - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The Fund commenced investment operations on May 19, 1998, and therefore does not have a full calendar year of investment performance.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES



INVESTMENT GOALS

The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus each of which employs a different investment style. LAMCO attempts to rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

      - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

      - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

      - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

      - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average annual rate of return.

The Fund's current Portfolio Managers and investment styles are:

      - J. P. Morgan Investment Management Inc. uses a value approach by investing in companies that are diversified across all sectors and that are undervalued relative to the firm's projected growth rates.

      - Oppenheimer Capital uses a value approach by investing in companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

      - Boston Partners Asset Management, L.P. uses a value approach by investing in companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

      - Westwood Management Corporation uses a growth approach by investing in growth companies selling at reasonable valuations based on the firm's earnings projections which are not yet reflected in consensus estimates.

      - Wilke/Thompson Capital Management, Inc. uses a growth approach by investing in companies that demonstrate the ability to sustain strong secular growth across a broad range of market capitalizations.

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

      - Changes in a Portfolio Manager's investment style or a departure by a Portfolio Manager from the investment style for which it had been selected;

      - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

      -     Adverse changes in its ownership or personnel.

THE FUNDS Liberty All-Star Equity Fund, Variable Series


LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment objective and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that both funds will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.


PRIMARY INVESTMENT RISKS

The primary risk of investing in the Fund is described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

THE FUNDS Liberty All-Star Equity Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows the Fund's performance by illustrating the Fund's total calendar-year return. The performance table following the bar chart shows how the Fund's average annual total returns compare with those of a broad measure of market performance for one year and the life of the Fund. We compare the Fund to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of a selection of widely held common stocks and the Lipper Growth & Income - Annuities peer group average return (Lipper Average). This Lipper Average which is calculated by Lipper, Inc. is composed of funds with similar investment objectives as the Fund. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include the effect of any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. We may cease any reduction arrangements at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR-YEAR TOTAL RETURNS


[BAR GRAPH]

1998 .................. 18.87%

The Fund's year to date total return through March 31, 1999 was 0.00%.

Best Quarter:  4th quarter 1998, +18.67%

Worst Quarter: 3rd quarter 1998, -12.05%



AVERAGE ANNUAL TOTAL RETURN - FOR PERIODS ENDED 12/31/98

                                              1 YEAR          SINCE
                                                           INCEPTION ON
                                                             11/17/97
------------------------------------------------------------------------
Fund (%)                                       18.67          17.29
------------------------------------------------------------------------
S&P Index (%)                                  28.60           N/A
------------------------------------------------------------------------
Lipper Average (%)                             16.37           N/A
------------------------------------------------------------------------

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information (SAI) contains names of and biographical information on the Trustees.


INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.

LASC, located at 125 High Street, Boston Massachusetts 02110, is the investment advisor to the Trust. LASC is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. ("LFC"). LASC has been an investment advisor since 1993. As of March 31, 1999, LASC managed over $727 million in assets. LASC designates the Trust's Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 1998 fiscal year, the Trust paid LASC management fees at the following annual rates of the average daily net assets of each specified Fund:

      Colonial Growth and Income Fund, Variable Series                 0.65%
      Stein Roe Global Utilities Fund, Variable Series                 0.65%
      Colonial Small Cap Value Fund, Variable Series                   0.80% (1)
      Colonial U.S. Stock Fund, Variable Series                        0.80%
      Colonial Strategic Income Fund, Variable Series                  0.65%
      Colonial High Yield Securities Fund, Variable Series             0.60% (2)
      Liberty All-Star Equity Fund, Variable Series                    0.80% (3)

(1) The Small Cap Fund's advisor has voluntarily agreed to waive its management fee so that total expenses of the Fund do not exceed 1.00%. As a result the actual management fee paid to the advisor for the 1998 fiscal year was 0.00%

(2) The High Yield Fund's advisor has voluntarily agreed to waive its management fee so that total expenses of the Fund do not exceed 0.80%. As a result the actual management fee paid to the advisor for the 1998 fiscal year was 0.00%

(3) The All-Star Equity Fund's advisor has voluntarily agreed to waive a portion of its management fee. As a result the actual management fee paid to the advisor for the 1998 fiscal year was 0.76%


INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS

The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly-owned subsidiary of LFC.

COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the Growth & Income Fund, Small Cap Fund, U.S. Stock Fund, Strategic Income Fund and High Yield Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 1999, Colonial managed over $16.7 billion in assets.

TRUST MANAGEMENT ORGANIZATIONS


LASC, out of the management fees it receives from the Trust, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

      Colonial Growth and Income Fund, Variable Series                   0.45%
      Colonial Small Cap Value Fund, Variable Series                     0.60%
      Colonial U.S. Stock Fund, Variable Series                          0.60%
      Colonial Strategic Income Fund, Variable Series                    0.45%
      Colonial High Yield Securities Fund, Variable Series               0.40%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

John E. Lennon, Senior Vice President of Colonial, has managed the Growth & Income Fund since 1997 and has managed various other Colonial equity funds since 1982.

Mark Stoeckle has managed the U.S. Stock Fund since December, 1996. Mr. Stoeckle is a Senior Vice President of Colonial. Prior to joining Colonial in 1996, Mr. Stoeckle was a portfolio manager at Massachusetts Financial Services Company and an investment banker at Bear, Stearns & Co., Inc.

Carl C. Ericson has managed the Strategic Income Fund since its inception. He also has managed the High Yield Fund since January, 1999. Mr. Ericson, a Senior Vice President of Colonial and director of Colonial's Taxable Fixed Income Group, has managed various Colonial taxable income funds since 1985.

James P. Haynie, Senior Vice President of Colonial, has co-managed the Colonial Small Cap Fund since 1993.

Michael Rega, Vice President of Colonial, has co-managed the Colonial Small Cap Fund since 1996. He was an analyst at Colonial from 1993 to 1996.


STEIN ROE

Stein Roe, an investment advisor since 1932, is the Sub-Advisor of the Global Utilities Fund. Stein Roe's principal address is One South Wacker Drive, Chicago, Illinois 60606. As of March 31, 1999, Stein Roe managed over $30.1 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Stein Roe a sub-advisory fee at the annual rate of 0.45% of the average daily net assets of the Global Utilities Fund.

Ophelia Barsketis, Senior Vice President of Stein Roe, co-manages the Global Utilities Fund. Ms. Barsketis joined Stein Roe in 1983 and progressed through a variety of equity analyst positions before assuming her current responsibilities, which include managing other Stein Roe and Colonial funds.

Deborah A. Jansen, Vice President and Senior Research Analyst for global and domestic equities and global economic forecasting for Stein Roe, co-manages the Global Utilities Fund. Ms. Jansen joined Stein Roe in 1987 and served as an associate economist and senior economist before assuming her current responsibilities. Ms. Jansen left Stein Roe in January, 1995 and returned to her position as Vice President in March, 1996. From June 5, 1995 through June 30, 1995, Ms. Jansen was a Senior Equity Research Analyst for BancOne Investment Advisers Corporation.

TRUST MANAGEMENT ORGANIZATIONS


LAMCO AND LAMCO'S PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO's principal address is 600 Atlantic Avenue, 23rd Floor, Boston, Massachusetts 02210. As of March 31, 1999, LAMCO managed over $1.6 billion in assets.

LASC, out of the management fees it receives from the Trust, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to a portfolio management agreement among the Trust, LAMCO and the Portfolio Manager. That management agreement permits each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the management fees it receives from LASC, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers manage a portion of All-Star Equity Fund's assets:

-     Henry D. Cavanna, Managing Director of J.P. Morgan Investment Management,
      Inc.

-     John Lindenthal, Managing Director of Oppenheimer Capital

- Mark Donovan, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- Susan M. Byrne, President and Chief Executive Officer of Westwood Management Corp.

- Mark A. Thompson, Chairman and Chief Investment Officer of Wilke/Thompson Capital Management, Inc.

A more complete description of each Portfolio Manager is included in the SAI. The Trust and LAMCO have received an exemptive order from the SEC that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.


AFFILIATED BROKER/DEALER

Stein Roe and Colonial can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

                      OTHER INVESTMENT STRATEGIES AND RISKS


Each Fund's primary investments and its risks are described above in its individual description. This section describes other investments a Fund may make and the risks associated with them. In seeking to achieve its goal, each Fund may invest in various types of securities and engage in various investment techniques which are not the principle focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' SAI, which you may obtain free of charge (see back cover). Approval by the Funds' shareholders is not required to modify or change any of the Funds' investment goals or investment strategies.


TEMPORARY DEFENSIVE MEASURES

With the exception of the All-Star Equity Fund, each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, as a temporary defensive strategy, the Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit.

(High Yield Fund) If necessary, the Fund has the ability to invest 100% of its assets in higher rated securities, if, in Colonial's opinion, economic conditions create a situation where yield spreads narrow between lower and higher rated securities.

Taking a temporary defensive position may prevent a Fund from achieving its investment objective.


U.S. GOVERNMENT SECURITIES

(Strategic Income Fund) The Fund will invest in U.S. Government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. Government securities based upon the Sub-Advisor's judgement of which types of securities will outperform others. In selecting investments for the Fund, the Sub-Advisor considers a security's expected income, together with its potential to rise or fall in price.


STRUCTURE RISK

(Strategic Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of risk that involves both mortgage-backed securities (which are guaranteed by a U.S. Government agency) and asset-backed securities (which are interests in pools of debt securities). Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. In addition, the potential impact of prepayment on the price of a security may be difficult to predict and result in greater volatility.


ZERO COUPON BONDS

(Global Utilities Fund, Strategic Income Fund, High Yield Fund) Zero coupon bonds are issued at less than their fair value and do not make any payments of interest. As a result, these bonds involve greater credit risk and are subject to greater volatility than bonds that pay cash interest on a current basis.

OTHER INVESTMENT STRATEGIES AND RISKS


HEDGING STRATEGIES

Each Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, which are commonly referred to as derivatives, may involve the use of financial instruments whose values depend on, or are derived from the value of an underlying security, an index or a currency. A Fund may use these strategies for hedging purposes (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to adjust the Fund's duration. Hedging strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the security, or limit a potential gain. Also, with some hedging strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to a Fund.


YEAR 2000 COMPLIANCE

Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by LASC, the Sub-Advisors and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." LASC, the Sub-Advisors, the Funds' distributors and transfer agent (Liberty Companies) are taking steps that they believe are reasonably designed to address the Year 2000 Problem, including communicating with vendors who furnish services, software and systems to the Funds, to provide that date-related information and data can be properly processed after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected. Some of the Funds invest in emerging markets in developing countries and some reports indicate that developing countries may be behind other countries with respect to Year 2000 Compliance.

                                               FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, (or shorter period if a Fund commenced operations less than five years ago) which run from January 1 to December 31. Certain information reflects financial results for a single fund share. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the Trust's annual report. The Funds' total returns presented below do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies. You can request a free annual report by writing Keyport Financial Services Corp. (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.


COLONIAL GROWTH AND INCOME FUND, VARIABLE SERIES

                                                                                  Years Ended December 31,
                                                           1998            1997            1996           1995           1994
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period ($)                 15.34           13.96           12.60          10.03          10.36
------------------------------------------------------------------------------------------------------------------------------
 Net investment income (a)                                 0.20            0.28            0.28           0.29           0.26
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gains (losses) on
    investments and foreign currency transactions          1.50            3.75            1.98           2.72          (0.34)
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                          1.70            4.03            2.26           3.01          (0.08)
------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
------------------------------------------------------------------------------------------------------------------------------
    Dividends from net investment income                  (0.18)          (0.27)          (0.28)         (0.25)         (0.25)
------------------------------------------------------------------------------------------------------------------------------
    In excess of net investment income                    (0.00)          (0.01)             --             --             --
------------------------------------------------------------------------------------------------------------------------------
    Dividends from net realized gains                     (0.47)          (2.37)          (0.62)         (0.19)            --
------------------------------------------------------------------------------------------------------------------------------
    In excess of net realized gains                       (0.00)             --              --             --             --
------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                      (0.65)          (2.65)          (0.90)         (0.44)         (0.25)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                          16.39           15.34           13.96          12.60          10.03
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN:

   Total investment return (%) (b)                        11.13           28.97           17.89          30.03          (0.76)
------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:

 Net assets, end of year (000) ($)                      149,820         106,909          93,247         71,070         48,052
------------------------------------------------------------------------------------------------------------------------------
 Ratio of net expenses to average net assets (%)           0.76(c)         0.79(c)         0.79(c)        0.81(c)        0.87
------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to                         1.24(c)         1.77(c)         2.02(c)        2.51(c)        2.82
    average net assets (%)
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover ratio (%)                                28              60              24             79             55
------------------------------------------------------------------------------------------------------------------------------

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS


STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES


                                                                               Years Ended December 31,
                                                       1998             1997             1996             1995             1994
PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                 11.92            10.70            10.50             8.11             9.65
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                               0.24             0.46             0.46             0.46             0.54
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses)
   on investments                                       1.93             2.62             0.23             2.39            (1.53)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        2.17             3.08             0.69             2.85            (0.99)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                (0.21)           (0.48)           (0.49)           (0.46)           (0.55)
---------------------------------------------------------------------------------------------------------------------------------
   In excess of net investment income                  (0.01)              --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
   Dividends from net realized gains                   (0.11)           (1.38)              --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (0.33)           (1.86)           (0.49)           (0.46)           (0.55)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                       13.76            11.92            10.70            10.50             8.11
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:

   Total investment return (%)(b)                      18.33            28.75             6.53            35.15           (10.27)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000) ($)                     71,186           54,603           47,907           51,597           38,156
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)         0.82(c)          0.83(c)          0.81(c)          0.83(c)          0.86
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to                       1.90(c)          3.96(c)          4.36(c)          4.98(c)          5.80
   average net assets (%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover ratio (%)                              53               89               14               18               16
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS


COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


                                                             Year Ended December 31,
                                                                    1998***
  PER SHARE OPERATING PERFORMANCE:

  Net asset value, beginning of period ($)                         10.00
------------------------------------------------------------------------------------
  Net investment income (a)                                         0.08
------------------------------------------------------------------------------------
  Net realized and unrealized losses on investments                (1.41)
------------------------------------------------------------------------------------
  Total from investment operations                                 (1.33)
------------------------------------------------------------------------------------
  Less distributions:
------------------------------------------------------------------------------------
     Dividends from net investment income                          (0.07)
------------------------------------------------------------------------------------
     In excess of net investment income                            (0.01)
------------------------------------------------------------------------------------
  Total distributions                                              (0.08)
------------------------------------------------------------------------------------
  Net asset value, end of period                                    8.59
------------------------------------------------------------------------------------
  TOTAL RETURN

     Total investment return (%)(b)(c)                            (13.25)**
------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000) ($)                              1,782
------------------------------------------------------------------------------------
  Ratio of expenses to average net assets (%) (d)(e)                1.00*
------------------------------------------------------------------------------------
  Ratio of net investment income to                                 1.41*
     average net assets (%) (c)(e)
------------------------------------------------------------------------------------
  Portfolio turnover ratio (%)                                        51**
------------------------------------------------------------------------------------

*     Annualized.

**    Not Annualized.

*** For the period from the commencement of operations May 19, 1998 to December 31, 1998.

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 4.34% (annualized).

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS


COLONIAL U.S. STOCK FUND, VARIABLE SERIES

                                                                                                                    Period Ended
                                                                        Years Ended December 31,                     December 31,
                                                          1998           1997           1996           1995             1994***
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year ($)                   16.29          14.22          12.36          10.27             10.00
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                 0.16           0.20           0.19           0.21              0.09
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains on investments          3.12           4.37           2.52           2.84              0.35
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          3.28           4.57           2.71           3.05              0.44
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                  (0.12)         (0.18)         (0.17)         (0.16)            (0.11)
---------------------------------------------------------------------------------------------------------------------------------
   In excess of net investment income                       --          (0.01)            --             --                --
---------------------------------------------------------------------------------------------------------------------------------
   Dividends from net realized gains                     (0.64)         (2.30)         (0.68)         (0.80)            (0.06)
---------------------------------------------------------------------------------------------------------------------------------
   In excess of net realized gains                       (0.02)         (0.01)            --             --                --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (0.78)         (2.50)         (0.85)         (0.96)            (0.17)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                         18.79          16.29          14.22          12.36             10.27
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:

   Total investment return (%) (b)                       20.15          32.23          21.84          29.70(c)           4.40(c)**
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000) ($)                    146,239         96,715         60,855         43,017            15,373
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)           0.90(e)        0.94(e)        0.95(e)        1.00(d)(e)        1.00(d)*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
   average net assets (%)                                 0.88(e)        1.19(e)        1.39(e)        1.72(c)(e)        2.16(c)*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover ratio (%)                                64             63             77            115                52**
---------------------------------------------------------------------------------------------------------------------------------


*     Annualized.

**    Not Annualized.

*** For the period from the commencement of operations July 5, 1994 to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 1.07% and 1.64% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS


COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                                                       Period Ended
                                                                      Years Ended December 31,                          December 31,
                                                        1998            1997            1996              1995            1994***
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year ($)                  11.15          11.04            10.99             9.79            10.00
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                0.91           0.90             0.92             0.55             0.30
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses)
   on investments                                       (0.24)          0.11             0.16             1.24            (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         0.67           1.01             1.08             1.79             0.11
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                 (0.72)         (0.79)           (0.96)           (0.56)           (0.31)
------------------------------------------------------------------------------------------------------------------------------------
   In excess of net investment income                   (0.02)         (0.05)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
   Dividends from net realized gains                       --          (0.05)           (0.07)           (0.03)           (0.01)
------------------------------------------------------------------------------------------------------------------------------------
   In excess of net realized gains                         --          (0.01)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     (0.74)         (0.90)           (1.03)           (0.59)           (0.32)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                        11.08          11.15            11.04            10.99             9.79
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:

   Total investment return (%)(b)                        6.03           9.11(c)          9.83(c)         18.30(c)          1.10(c)**
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000) ($)                     118,985         73,175           53,393           48,334           13,342
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)          0.78(e)        0.80(d)(e)       0.80(d)(e)       0.84(d)(e)       1.00(d)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
   average net assets (%)                                7.92(e)        7.86(c)(e)       8.13(c)(e)       8.08(c)(e)       7.33(c)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover ratio (%)                               50             94              114              281               94**
------------------------------------------------------------------------------------------------------------------------------------

*     Annualized.

**    Not Annualized.

*** For the period from the commencement of operations July 5, 1994 to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 0.82%, 0.86%, 0.94% and 1.60% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

FINANCIAL HIGHLIGHTS


COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

                                                                               Period Ended
                                                                               December 31,
                                                                                 1998***
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period ($)                                         10.00
--------------------------------------------------------------------------------------------
Net investment income (a)                                                         0.48
--------------------------------------------------------------------------------------------
Net realized and unrealized losses on investments                                (0.74)
--------------------------------------------------------------------------------------------
Total from investment operations                                                 (0.26)
--------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------
   Dividends from net investment income                                          (0.43)
--------------------------------------------------------------------------------------------
   In excess of net investment income                                            (0.00)
--------------------------------------------------------------------------------------------
Total distributions                                                              (0.43)
--------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                                9.31
--------------------------------------------------------------------------------------------
TOTAL RETURN:

   Total investment return (%) (b)(c)                                            (2.57)**
--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000) ($)                                                5,915
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (d)(e)                                0.80*
--------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%) (c)(e)                   7.93*
Portfolio turnover ratio (%)                                                        23**
--------------------------------------------------------------------------------------------


*     Annualized.

**    Not Annualized.

*** For the period from the commencement of operations May 19, 1998 to December 31, 1998.

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.84% (annualized).

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS


LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                 Year Ended            Period Ended
                                                                 December 31,           December 31,
                                                                    1998                   1997***
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year ($)                              10.07                  10.00
---------------------------------------------------------------------------------------------------
Net investment income (a)                                            0.06                   0.01
---------------------------------------------------------------------------------------------------
Net realized and unrealized gains on investments                     1.82                   0.07
---------------------------------------------------------------------------------------------------
Total from investment operations                                     1.88                   0.08
---------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------
   Dividends from net investment income                             (0.05)                 (0.01)
---------------------------------------------------------------------------------------------------
   In excess of net investment income                               (0.00)                    --
---------------------------------------------------------------------------------------------------
Total distributions                                                 (0.05)                 (0.01)
---------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                                    11.90                  10.07
---------------------------------------------------------------------------------------------------
TOTAL RETURN:

   Total investment return (%)(b)(c)                                18.67                   0.80**
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000) ($)                                44,870                 22,228
---------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%) (d)(e)               1.00                   1.00*
---------------------------------------------------------------------------------------------------
Ratio of net investment income to
   average net assets (%)(c)(e)                                      0.54                   0.83*
---------------------------------------------------------------------------------------------------
Portfolio turnover ratio (%)                                           70                      1**
---------------------------------------------------------------------------------------------------


*     Annualized.

**    Not Annualized.

*** For the period from the commencement of operations November 17, 1997 to December 31, 1997.

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.04% and 1.45% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                             SHAREHOLDER INFORMATION


PURCHASE AND REDEMPTIONS The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at NAV without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their NAV next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW A FUND'S SHARE PRICE IS DETERMINED Each share price is its NAV next determined. NAV is the difference between the value of a fund's assets and liabilities divided by the number of shares outstanding. The NAV is determined at the close of the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price of that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

A Fund's foreign securities may trade on days when the NYSE is closed for trading and Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS Each Fund intends to declare and distribute, as dividends or capital gain distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund realized during the fiscal year are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at NAV, as of the record date for the distributions.


TAX CONSEQUENCES Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

FOR MORE INFORMATION

You can get more information about the Funds' investments in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the SAI for more information on the Funds and the securities in which they invest. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by writing or calling:

Keyport Financial Services Corp.
125 High Street
Boston, MA 02111
1-800-437-4466

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT COMPANY ACT FILE NUMBER:
Liberty Variable Investment Trust :  811-07556

Colonial Growth and Income Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Colonial U.S. Stock Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial High Yield Securities Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

                              One Financial Center
                           Boston, Massachusetts 02111

                Colonial Growth and Income Fund, Variable Series
                Stein Roe Global Utilities Fund, Variable Series
             Colonial International Fund for Growth, Variable Series
                    Colonial U.S. Stock Fund, Variable Series
                 Colonial Strategic Income Fund, Variable Series
                       Newport Tiger Fund, Variable Series
                  Liberty All-Star Equity Fund, Variable Series
                 Colonial Small Cap Value Fund, Variable Series
              Colonial High Yield Securities Fund, Variable Series


                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1999


         The Statement of Additional Information ("SAI") is not a Prospectus, but should be read in conjunction with the Trust's Prospectus, dated May 1, 1999 and any supplement thereto, which may be obtained at no charge by calling Keyport Financial Services Corp. ("KFSC") at (800) 437-4466, or by contacting the applicable Participating Insurance Company, or the broker-dealers offering certain variable annuity contracts or variable life insurance policies issued by the Participating Insurance Company.


         The date of this SAI is May 1, 1999.

                                TABLE OF CONTENTS

ITEM                                                                        PAGE
----                                                                        ----
ORGANIZATION AND HISTORY..................................................S-3

INVESTMENT MANAGEMENT AND OTHER SERVICES..................................S-3
         General..........................................................S-3
         Trust Charges and Expenses.......................................S-6

INVESTMENT RESTRICTIONS    ...............................................S-7
         Colonial Growth and Income Fund, Variable Series.................S-8
         Stein Roe Global Utilities Fund, Variable Series.................S-9
         Colonial International Fund for Growth, Variable Series..........S-10
         Colonial U.S. Stock Fund, Variable Series........................S-11
         Colonial Strategic Income Fund, Variable Series..................S-12
         Newport Tiger Fund, Variable Series..............................S-13
         Liberty All-Star Equity Fund, Variable Series....................S-14
         Colonial Small Cap Value Fund, Variable Series...................S-16
         Colonial High Yield Securities Fund, Variable Series.............S-17

MORE FACTS ABOUT TRUST     ...............................................S-18
         Mixed and Shared Funding.........................................S-18
         Organization.....................................................S-19
         Trustees and Officers............................................S-20
         Principal Holders of Securities..................................S-26
         Custodians.......................................................S-26

OTHER CONSIDERATIONS       ...............................................S-27
         Portfolio Turnover...............................................S-27
         Suspension of Redemptions........................................S-27
         Valuation of Securities..........................................S-28
         Portfolio Transactions...........................................S-29

DESCRIPTION OF CERTAIN INVESTMENTS........................................S-33
         Money Market Instruments.........................................S-33
         Investments in Less Developed Countries..........................S-35
         Foreign Currency Transactions....................................S-36
         Options on Securities............................................S-40
         Futures Contracts and Related Options............................S-43
         Securities Loans  ...............................................S-47

INVESTMENT PERFORMANCE     ...............................................S-47

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS..........................S-49

                            ORGANIZATION AND HISTORY


         Liberty Variable Investment Trust (the "Trust"), a Massachusetts business trust, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust currently offers nine Funds: Colonial Growth and Income Fund, Variable Series ("Growth and Income Fund"); Stein Roe Global Utilities Fund, Variable Series ("Global Utilities Fund"); Colonial International Fund for Growth, Variable Series ("International Fund"); Colonial U.S. Stock Fund, Variable Series ("U.S. Stock Fund"); Colonial Strategic Income Fund, Variable Series ("Strategic Income Fund"); Newport Tiger Fund, Variable Series ("Tiger Fund"); Liberty All-Star Equity Fund, Variable Series ("All-Star Equity Fund"); Colonial Small Cap Value Fund, Variable Series ("Small Cap Fund") and Colonial High Yield Securities Fund, Variable Series ("High Yield Fund"). The Trust may add or delete Funds from time to time. The Trust commenced operations on July 1, 1993.



The Trustees of the Trust ("Board of Trustees") monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Trust currently does not foresee any disadvantages of the owners of VA contracts and VLI policies arising from the fact that certain interests of owners may differ. Additional information regarding such differing interests and related risks are described below under "MORE FACTS ABOUT THE TRUST -- MIXED AND SHARED FUNDING."


                    INVESTMENT MANAGEMENT AND OTHER SERVICES
                                     GENERAL


         LASC serves as Manager pursuant to investment advisory agreements between the Trust on behalf of the Funds and LASC (the "Management Agreements"). LASC is a direct wholly owned subsidiary of Keyport Life Insurance Company ("Keyport"), which is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 1998, approximately 71.95% of the combined voting power of LFC's outstanding voting stock was owned, indirectly, by Liberty Mutual Insurance Company ("Liberty Mutual").



         LASC and the Trust, on behalf of each of Growth and Income Fund, International Fund, U.S. Stock Fund, Strategic Income Fund, Small Cap Fund and High Yield Fund, have entered into separate Sub-Advisory Agreements ("Colonial Sub-Advisory Agreements") with Colonial Management Associates, Inc. ("Colonial"). Colonial is an indirect wholly owned subsidiary of LFC.


         LASC and the Trust, on behalf of the Global Utilities Fund, have entered into a separate Sub-Advisory Agreement (the "Stein Roe Sub-Advisory Agreement") with Stein Roe & Farnham Incorporated ("Stein Roe"). Stein Roe is an indirect wholly owned subsidiary of LFC.

         LASC and the Trust, on behalf of the Tiger Fund, have entered into a separate Sub-Advisory Agreement (the "Newport Sub-Advisory Agreement;" collectively, with the Colonial Sub-Advisory Agreements and the Stein Roe Sub-Advisory Agreement, the "Sub-Advisory

Agreements") with Newport Fund Management, Inc. ("Newport"). Newport is an indirect wholly owned subsidiary of LFC.

         Liberty Asset Management Company ("LAMCO") sub-advises All-Star Equity Fund pursuant to the Management Agreement for such Fund (to which LAMCO is a party). All-Star Equity Fund's investment program is based upon LAMCO's multi-manager concept. LAMCO allocates the Fund's portfolio assets on an equal basis among a number of independent investment management organizations ("Portfolio Managers") -- currently five in number -- each of which employs a different investment style, and periodically rebalances the Fund's portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. Each Portfolio Manager provides these services under a Portfolio Management Agreement (the "Portfolio Management Agreements") among the Trust, on behalf of All-Star Equity Fund, LAMCO and such Portfolio Manager.

         All-Star Equity Fund's current Portfolio Managers are:

                  J.P. Morgan Investment Management Inc.
                  Oppenheimer Capital
                  Boston Partners Asset Management, L.P.
                  Westwood Management Corp.
                  Wilke/Thompson Capital Management, Inc.


         LASC. Keyport owns all of the outstanding common stock of LASC. LASC's address is 125 High Street, Boston, Massachusetts 02110. The directors and principal executive officer of LASC are: Paul H. LeFevre, Jr. (principal executive officer), Stewart R. Morrison, and Mark R. Tully. Mr. LeFevre also is a director of KFSC, the principal underwriter for shares of the Funds sold to Participating Insurance Companies (as such term is defined in the Prospectus) that are affiliated with Keyport.



         Colonial. Liberty Funds Group LLC ("LFG"), One Financial Center, Boston, Massachusetts 02111, owns all of the outstanding common stock of Colonial. LFG is an indirect wholly-owned subsidiary of LFC. The directors and principal executive officer of Colonial are Nancy L. Conlin, Stephen E. Gibson (principal executive officer) and Joseph R. Palombo.



         Stein Roe. Stein Roe, One South Wacker Drive, Chicago, Illinois, 60606, is an indirect wholly-owned subsidiary of LFC. The directors and principal executive officer of Stein Roe are Kenneth R. Leibler, C. Allen Merritt, Jr., Hans P. Ziegler (principal executive officer) and Thomas W. Butch.



         Newport. Newport Pacific Management, Inc. ("Newport Pacific"), 580 California Street, San Francisco, California 94104, owns 75.1% of the outstanding common stock of Newport. LFC owns the balance. Liberty Newport Holdings, Ltd. ("LNH") owns all of the outstanding common stock of Newport Pacific. LFC owns all of the outstanding stock of LNH. The directors and principal executive officer of Newport are John M. Mussey (principal executive officer), Kenneth R. Leibler, and Lindsay Cook.

         LAMCO and LAMCO's Portfolio Managers. LAMCO, 600 Atlantic Avenue, 23rd Floor, Boston, Massachusetts 02210, is an indirect wholly owned subsidiary of LFC. The directors and principal executive officer of LAMCO are: Kenneth R. Leibler, Richard R. Christensen, Lindsay Cook, C. Allen Merritt, Jr. and William
R. Parmentier (principal executive officer).



         As of the date of this SAI, the following entities serve as LAMCO's Portfolio Managers for All-Star Equity Fund:



- J.P. Morgan Investment Management, Inc. J.P. Morgan Investment Management Inc. ("J.P. Morgan"), an investment advisor since 1984, is located at 522 Fifth Avenue, New York, New York 10036, is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a New York Stock Exchange ("NYSE") listed bank holding company the principal banking subsidiary of which is Morgan Guaranty Trust Company of New York. J.P. Morgan's principal executive officer is Keith M. Schappert, and its directors are Mr. Schappert and Messrs. Kenneth W. Anderson, Jeff M. Garrity, John W. Schmidlin, Gilbert Van Hassel and Hendrick Van Riel and Ms. Isabel H. Sloane. As of March 31, 1999, J.P. Morgan managed over $316 billion in assets.



- Oppenheimer Capital. Oppenheimer Capital, an investment advisor since 1969, is located at Oppenheimer Tower, 1 World Financial Center, New York, New York 10281, is a Delaware partnership and an indirect wholly-owned subsidiary of PIMCO Advisors L.P. Oppenheimer Capital's Chief Operating Officer (principal executive officer) is James McCaughan. As of December 31, 1998, Oppenheimer Capital managed over $62 billion in assets.



- Boston Partners Asset Management, L.P. Boston Partners Asset Management, L.P. ("Boston Partners"), an investment advisor since 1995, is located at 28 State Street, 21st Floor, Boston, Massachusetts 02109. The firm is owned by its partners. Desmond J. Heathwood is the sole General Partner. As of March 31, 1999, Boston Partners managed over $15.2 billion in assets.



- Westwood Management Corp. Westwood Management Corp. ("Westwood"), an investment advisor since 1983, is located at 300 Crescent Court, Suite 1300, Dallas, Texas 75201, is a wholly owned subsidiary of Southwest Securities Group, Inc. Its principal executive officer is Susan M. Byrne. Its directors are Ms. Byrne, Raymond E. Wooldridge, Don A. Buchhotz, David Glatstein, and Patricia R. Fraze. Westwood manages over $2.4 billion in assets.

- Wilke/Thompson Capital Management, Inc. Wilke/Thompson Capital Management, Inc. ("Wilke/Thompson"), an investment advisor since 1987, is located at 2950 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, is a corporation of which Anthony L. Ventura, its President, owns 23%, and Mark A. Thompson, its Chairman and Chief Investment Officer, owns 56%, of its outstanding shares. (The balance of such shares are owned by other employees). Messrs. Thompson and Ventura comprise its Board of Directors. As of March 31, 1999, Wilke/Thompson managed over $1.1 billion in assets.


         The Management Agreements, the Sub-Advisory Agreements and the Portfolio Management Agreements provide that none of LASC, Colonial, Stein Roe, Newport, LAMCO or LAMCO's Portfolio Managers (collectively, the "Advisors"), nor any of their respective directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of any Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by LASC or such Advisor of its respective duties under such agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of LASC or such Advisor, in the performance of its respective duties or from reckless disregard by such Advisor of its respective obligations and duties thereunder.

TRUST CHARGES AND EXPENSES


         Growth and Income Fund and Global Utilities Fund commenced operations on July 1, 1993. International Fund commenced operations on May 2, 1994. U.S. Stock Fund and Strategic Income Fund commenced operations on July 5, 1994. Tiger Fund commenced operations on May 1, 1995. All-Star Equity Fund commenced operations on November 15, 1997. Small Cap Fund and High Yield Fund commenced operations on May 19, 1998.



         MANAGEMENT FEES. Each Fund listed below paid LASC management fees as follows during each year in the three-year period ended December 31, pursuant to the Management Agreements described in the Prospectus:



                                      1998              1997             1996
                                      ----              ----             ----
Growth and Income Fund:           $  805,967        $  605,151        $  538,173
Global Utilities Fund:            $  390,383        $  310,458        $  315,944
International Fund:               $  369,574        $  270,532        $  224,146
U.S. Stock Fund:                  $1,027,590        $  623,484        $  418,745
Strategic Income Fund:            $  590,688        $  384,347(1)     $  322,142
Tiger Fund:                       $  192,901        $  303,701        $  258,891
All-Star Equity Fund:             $  243,070(2)     $    8,804(1)             --
Small Cap Fund:                   $        0(2)             --                --
High Yield Fund:                  $        0(2)             --                --


----------

(1) Reduced to reflect applicable expense limitations. If the limitations had not been in effect, Strategic Income Fund and All-Star Equity Fund would have paid fees of $399,569 and $20,337, respectively.

(2) Reduced to reflect applicable expense limitations. If the limitations had not been in effect, All-Star Equity Fund, Small Cap Fund and High Yield Fund would have paid fees of $255,783, $8,641 and $19,394, respectively.


CERTAIN ADMINISTRATIVE EXPENSES. During each year in the three-year period ended December 31, 1998 each Fund listed below made payments as follows to Colonial or an affiliate thereof for pricing and bookkeeping services.


                                               1998          1997          1996
                                             -------       -------       -------
Growth and Income Fund:                      $53,025       $43,653       $40,025
Global Utilities Fund:                       $30,524       $27,071       $27,000
International Fund:                          $27,008       $27,000       $27,000
U.S. Stock Fund:                             $54,453       $39,024       $27,000
Strategic Income Fund:                       $41,331       $31,551       $27,000
Tiger Fund:                                  $27,000       $27,000       $27,000
All-Star Equity Fund:                        $27,000       $ 3,225            --
Small Cap Fund:                              $16,694            --            --
High Yield Fund:                             $16,694            --            --



         In addition, during each year in the three-year period ended December 31, each Fund listed below made payments as follows to Colonial or an affiliate thereof for transfer agent services:



                                               1998          1997          1996
                                              ------        ------        ------
Growth and Income Fund:                       $7,500        $7,500        $7,500
Global Utilities Fund:                        $7,500        $7,500        $7,500
International Fund:                           $7,500        $7,500        $7,500
U.S. Stock Fund:                              $7,500        $7,500        $7,500
Strategic Income Fund:                        $7,500        $7,500        $7,500
Tiger Fund:                                   $7,500        $  896        $7,500
All-Star Equity Fund:                         $7,500            --            --
Small Cap Fund:                               $4,637            --            --
High Yield Fund:                              $4,637            --            --



         EXPENSE LIMITATIONS. LASC has agreed to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage, and other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, incurred by (i) each of Growth and Income Fund, Global Utilities Fund, U.S. Stock Fund, All-Star Equity Fund and Small Cap Fund in excess of 1.00% of average daily net asset value per annum,
(ii) each of International Fund and Tiger Fund in excess of 1.75% of average daily net asset value per annum, and (iii) each of Strategic Income Fund and High Yield Fund in excess of 0.80% of average daily net asset value per annum, in each case for the period from May 1, 1999 until April 30, 2000.


                             INVESTMENT RESTRICTIONS

         In addition to the restrictions set forth in the Prospectus with respect to each Fund which are described as fundamental investment policies, the investment restrictions specified below with respect to each Fund as "FUNDAMENTAL INVESTMENT POLICIES" have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectus and in this SAI, the term "majority of the outstanding voting securities" means the lesser of (i) 67% of the voting securities of a Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

         Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the Investment Company Act of 1940, as amended (the "1940 Act"), the issuer with respect to a security is the entity whose revenues support the security.

GROWTH AND INCOME FUND

         FUNDAMENTAL INVESTMENT POLICIES. Growth and Income Fund may:

         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2. Underwrite securities issued by others only when disposing of portfolio securities;

         3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

         4. Not concentrate more than 25% of its total assets in any one industry;

         5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

         6. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Growth and Income Fund which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;


         3. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;



         4. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and



         5.       Invest more than 15% of its net assets in illiquid assets.


GLOBAL UTILITIES FUND

         FUNDAMENTAL INVESTMENT POLICIES. Global Utilities Fund may:

         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2. Underwrite securities issued by others only when disposing of portfolio securities;

         3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

         4. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer; and

         5. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Global Utilities Fund which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions (this restriction does not apply to securities purchased on a when-issued basis or to margin deposits in connection with futures or options transactions);

         2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

         3. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;



         4. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and



         5.       Invest more than 15% of its net assets in illiquid assets.



INTERNATIONAL FUND



         FUNDAMENTAL INVESTMENT POLICIES. International Fund may:


         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2. Underwrite securities issued by others only when disposing of portfolio securities;

         3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

         4. Not concentrate more than 25% of its total assets in any one industry;

         5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

         6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets; and


         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of International Fund which may be changed without a shareholder vote, the Fund may not:


         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

         3.       Invest more than 15% of its net assets in illiquid assets;

         4. With respect to 75% of total assets, purchase any voting security of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

         5. Purchase puts, calls, straddles, spreads, or any combination thereof if, as a result of such purchase, the Fund's aggregate investment in such securities would exceed 5% of total assets;


         6. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;



         7. Acquire any security issued by a person that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities related activities (within the meaning of Rule 12d3-1 under the 1940 Act) if the Fund would control such person after such acquisition; or



         8. Acquire any security issued by a person that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities related activities (as so defined) unless (i) immediately after such acquisition of any equity security, the Fund owns 5% or less of the outstanding securities of that class of the issuer's equity securities,
                  (ii) immediately after such acquisition of a debt security, the Fund owns 10% or less of the outstanding principal amount of the issuer's debt securities, and (iii) immediately after such acquisition, the Fund has invested not more than 5% of its total assets in the securities of the issuer.


U.S. STOCK FUND

         FUNDAMENTAL INVESTMENT POLICIES. U.S. Stock Fund may:

         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2. Underwrite securities issued by others only when disposing of portfolio securities;

         3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

         4. Not concentrate more than 25% of its total assets in any one industry; and

         5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

         6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

         7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of U.S. Stock Fund which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

         3.       Invest more than 15% of its net assets in illiquid assets; or

         4. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets.

STRATEGIC INCOME FUND

         FUNDAMENTAL INVESTMENT POLICIES. Strategic Income Fund may:

         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2. Underwrite securities issued by others only when disposing of portfolio securities;

         3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

         4. Not concentrate more than 25% of its total assets in any one industry;

         5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

         6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

         7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Strategic Income Fund which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;


         2. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;



         3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; or



         4.       Invest more than 15% of its net assets in illiquid assets.

TIGER FUND

         FUNDAMENTAL INVESTMENT POLICIES.  Tiger Fund may not:

         1. Concentrate more than 25% of the Funds total assets in any industry (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) or with respect to 75% of the Fund's assets purchase the securities of any issuer, if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer;

         2. Underwrite securities issued by others except when disposing of portfolio securities;

         3. Purchase and sell futures contracts and related options if the total initial margin and premiums exceed 5% of its total assets;

         4. Borrow amounts in excess of 5% of the Fund's net asset value, and only from banks as a temporary measure for extraordinary or emergency purposes and not for investment in securities. To avoid the untimely disposition of assets to meet redemptions it may borrow up to 20% of the net value of its assets to meet redemptions. The Fund will not make other investments while such borrowings referred to above in this item are outstanding. The Fund will not mortgage, pledge or in any other manner transfer, as security for indebtedness, any of its assets. (Short-term credits necessary for the clearance of purchases or sales of securities will not be deemed to be borrowings by the Fund.);

         5. Make loans, except that the Fund may: (a) acquire for investment a portion of an issue of bonds, debentures, notes or other evidences of indebtedness of a corporation or government; (b) enter into repurchase agreements, secured by obligations of the United States or any agency or instrumentality thereof;

         6.       Issue senior securities (except in accordance with 4 above);
                  and

         7. Own real estate unless such real estate is acquired as the result of owning securities and does not constitute more than 5% of total assets.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Tiger Fund which may be changed without a shareholder vote, the Fund may not:

         1.       Invest in companies for the purpose of exercising control;

         2. Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

         3. Participate on a joint and several basis in any securities trading account;

         4.       Write or trade in put or call options;


         5. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;



         6. Purchase securities on margin, but the Fund may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities; or



         7.       Engage in short sales of securities.


ALL-STAR EQUITY FUND

         FUNDAMENTAL INVESTMENT POLICIES. All-Star Equity Fund may not:

         1.       Issue senior securities, except as permitted by (2) below;

         2. Borrow money, except that it may borrow in an amount not exceeding 7% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, and except that it may make borrowings in amounts up to an additional 5% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, to obtain such short-term credits as are necessary for the clearance of securities transactions, or for temporary or emergency purposes, and may maintain and renew any of the foregoing borrowings, provided that the Fund maintains asset coverage of 300% with respect to all such borrowings;

         3. Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 12% of the Fund's total assets taken at market value at the time of such pledge, mortgage or hypothecation. The deposit in escrow of securities in connection with the writing of put and call options and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecation for this purpose;

         4. Act as an underwriter of securities of other issuers, except when disposing of securities;

         5. Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-through and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

         6. Make loans to other persons except for loans of portfolio securities (up to 30% of total assets) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions, and provided that not more than 10% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days;

         7. Invest in commodities or in commodity contracts (except stock index futures and options);

         8. Purchase securities on margin (except to the extent that the purchase of options and futures may involve margin and except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities), or make short sales of securities;

         9. Purchase the securities of issuers conducting their principal business activity in the same industry (other than securities issued or guaranteed by the United States, its agencies and instrumentalities) if, immediately after such purchase, the value of its investments in such industry would comprise 25% or more of the value of its total assets taken at market value at the time of each investment;

         10.      Purchase securities of any one issuer, if

                           (a) more than 5% of the Fund's total assets taken at
                  market value would at the time be invested in the securities of such issuer, except that such restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or corporations sponsored thereby, and except that up to 25% of the Fund's total assets may be invested without regard to this limitation; or

                           (b) such purchase would at the time result in more
                  than 10% of the outstanding voting securities of such issuer being held by the Fund, except that up to 25% of the Fund's total assets may be invested without regard to this limitation;

         11. Invest in securities of another registered investment company, except (i) as permitted by the Investment Company Act of 1940, as amended from time to time, or any rule or order thereunder, or (ii) in connection with a merger, consolidation, acquisition or reorganization;

         12. Purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale, or which is not readily marketable, if more than 10% of the net assets of the Fund, taken at market value, would be invested in such securities;

         13. Invest for the purpose of exercising control over or management of any company; or

         14. Purchase securities unless the issuer thereof or any company on whose credit the purchase was based, together with its predecessors, has a record of at least three years' continuous operations prior to the purchase, except for investments which, in the aggregate, taken at cost do not exceed 5% of the Fund's total assets.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of All-Star Equity Fund which may be changed without a shareholder vote, the Fund may not borrow in an amount in excess of 5% of its total assets (including the amount borrowed).


SMALL CAP FUND



         FUNDAMENTAL INVESTMENT POLICIES. Small Cap Fund may:


         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

         3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts does not exceed 5% of its total assets;

         4. Underwrite securities issued by others only when disposing of portfolio securities;

         5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

         6. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Small Cap Fund which may be changed, the Fund may not:


         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

         3. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets; and

         4.       Invest more than 15% of its net assets in illiquid assets.


HIGH YIELD FUND



         FUNDAMENTAL INVESTMENT POLICIES. High Yield Fund may:


         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

         3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

         4. Underwrite securities issued by others only when disposing of portfolio securities;

         5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

         6. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.


         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of High Yield Fund which may be changed, the Fund may not:

         1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;


         2. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;



         3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and


         4.       Invest more than 15% of its net assets in illiquid assets.

                           MORE FACTS ABOUT THE TRUST

MIXED AND SHARED FUNDING

         As described in the Prospectus, the Trust serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies (as such term is defined therein), including those of Keyport, Independence Life & Annuity Company ("Independence") and Keyport Benefit Life Insurance Company ("Keyport Benefit"), each of which is a wholly owned subsidiary of Keyport, and Liberty Life Assurance Company of Boston ("Liberty Life"), a 90%-owned subsidiary of Liberty Mutual. This is referred to as "mixed and shared funding." The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Board of Trustees monitors for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts of Participating Insurance Companies might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

ORGANIZATION

         The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

         The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.


         The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental investment policies.

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust's shareholders are the separate accounts of Participating Insurance Companies, and, in certain cases, the general account of Keyport. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board of Trustees. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund is also believed to be remote.

TRUSTEES AND OFFICERS


         The Trustees and officers of the Trust, together with information as to their principal addresses, ages and business occupations during the last five years, are shown below. An asterisk next to a name indicates that a Trustee is considered an "interested person" of the Trust (as defined in the 1940 Act). In this SAI, the "Liberty Funds" means Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Funds Trust VIII, Liberty Variable Investment Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust.



                             Positions(s) held      Principal occupations
Name, Age and Address        with the Trust         during past five years
---------------------        -----------------      ----------------------
Robert J. Birnbaum (71)      Trustee                Consultant (formerly Special Counsel,
313 Bedford Road                                    Dechert Price & Rhoads (law) from
Ridgewood, NJ  07450                                September, 1988 to December, 1993).
                                                    Director or Trustee: Liberty Funds,
                                                    Liberty All-Star Equity Fund,
                                                    Liberty All-Star Growth Fund, Inc.,
                                                    The Emerging Germany Fund, Liberty
                                                    Funds Trust IX.

Tom Bleasdale (68)            Trustee               Retired (formerly Chairman of the Board and
11 Carriage Way                                     Chief Executive Officer, Shore Bank & Trust
Danvers, MA 01923                                   Company (banking) from 1992 to 1993). Director
                                                    or Trustee: Liberty

                             Positions(s) held      Principal occupations
Name, Age and Address        with the Trust         during past five years
---------------------        -----------------      ----------------------
                                                    Funds, Empire Company Limited.



                             Positions(s) held      Principal occupations
Name, Age and Address        with the Trust         during past five years
---------------------        -----------------      ----------------------
John V. Carberry* (51)       Trustee                Senior Vice President of LFC 1998-present
56 Woodcliff Road                                   (formerly Managing Director, Salomon
Wellesley Hills, MA  02481                          Brothers Inc.(investment banking)).
                                                    Director or Trustee: Liberty Funds, Liberty
                                                    All-Star Equity Fund, Liberty All-Star Growth
                                                    Fund, Inc., Liberty Funds Trust IX.

Lora S. Collins (63)         Trustee                Attorney (formerly Attorney with Kramer,
1175 Hill Road                                      Levin, Naftalis & Frankel (law) from
Southold, NY 11971                                  September, 1986 to November, 1996).
                                                    Trustee: Liberty Funds.

James E. Grinnell (69)       Trustee                Private Investor since November, 1988.
22 Harbor Avenue                                    Director or Trustee: Liberty Funds, Liberty
Marblehead, MA  01945                               All-Star Equity Fund, Liberty All-Star
                                                    Growth Fund, Inc., Liberty Funds Trust IX.

Richard W. Lowry (62)        Trustee                Private Investor since August, 1987.
10701 Charleston Drive                              Director or Trustee: Liberty Funds, Liberty
Vero Beach, FL  32963                               All-Star Equity Fund, Liberty All-Star
                                                    Growth Fund, Inc., Liberty Funds Trust IX.

Salvatore Macera (67)        Trustee                Private Investor (formerly Executive Vice
26 Little Neck Lane                                 President of Itek Corp. and President of
New Seabury, MA  02649                              Itek Optical & Electronic Industries, Inc.
                                                    (electronics)). Trustee: Liberty Funds.

William E. Mayer (58)        Trustee                Partner, Development Capital, LLC
500 Park Avenue, 5th Floor                          (investments); formerly Dean of the College
New York, NY  10022                                 of Business and Management, University of

                             Positions(s) held      Principal occupations
Name, Age and Address        with the Trust         during past five years
---------------------        -----------------      ----------------------
                                                    Maryland (higher education) from October,
                                                    1992 to November, 1996. Director or Trustee:
                                                    LibertyFunds, Liberty All-Star Equity Fund,
                                                    Liberty All-Star Growth Fund, Inc., Liberty
                                                    Funds Trust IX, Hambrecht & Quist
                                                    Incorporated, Chart House Enterprises,
                                                    Johns Manville.

                             Positions(s) held      Principal occupations
Name, Age and Address        with the Trust         during past five years
---------------------        -----------------      ----------------------
James L. Moody, Jr. (67)     Trustee                Retired (formerly Chairman of the Board,
16 Running Tide Road                                Hannaford Bros. Co. from May, 1984 to May,
Cape Elizabeth, ME  04407                           1997).  Director or Trustee: Liberty Funds,
                                                    Penobscot Shoe Co., Staples, Inc., UNUM
                                                    Corporation, IDEXX Laboratories, Inc.,
                                                    Empire Company Limited.

John J. Neuhauser (55)       Trustee                Dean of the School of Management, Boston
140 Commonwealth Avenue                             College (higher education) since September,
Chestnut Hill, MA  02167                            1977.  Director or Trustee: Liberty Funds,
                                                    Liberty All-Star Equity Fund, Liberty
                                                    All-Star Growth Fund, Inc., Liberty Funds
                                                    Trust IX, Hyde Athletic Industries, Inc.

Thomas E. Stitzel (63)       Trustee                Professor of Finance, College of Business,
2208 Tawny Woods Place                              Boise State University (higher education);
Boise, ID  83706                                    Business consultant and author.  Trustee:
                                                    Liberty Funds.

Robert L. Sullivan (70)      Trustee                Retired Partner, KPMG Peat Marwick LLP
45 Sankaty Avenue                                   (management consulting).  Trustee:
Siasconset, MA  02564                               LibertyFunds.

Anne-Lee Verville (53)       Trustee                Consultant (formerly General Manager,
359 Stickney Hill Road                              Global Education Industry from 1994 to 1997
Hopkinton, NH  03229                                (global education)). Trustee: Liberty Funds.

                             Positions(s) held      Principal occupations
Name, Age and Address        with the Trust         during past five years
---------------------        -----------------      ----------------------
Stephen E. Gibson (45)       President              President of the Liberty Funds since June,
One Financial Center                                1998, Chairman of the Board since July,
Boston, MA  02111                                   1998, Chief Executive Officer and President
                                                    since December 1996 and Director, since
                                                    July, 1996 of Colonial (formerly Executive
                                                    Vice President from July, 1996 to
                                                    December, 1996); Chairman of the Board
                                                    since July, 1998, Director, Chief
                                                    Executive Officer and President of Liberty
                                                    Funds Group LLC ("LFG") since December,
                                                    1998 (formerly Chairman of the Board,
                                                    Director, Chief Executive Officer and
                                                    President of The Colonial Group, Inc.
                                                    ("TCG") from December, 1996 to December,
                                                    1998); Assistant Chairman of Stein Roe
                                                    since August, 1998 (formerly Managing
                                                    Director of Marketing of Putnam
                                                    Investments, June, 1992 to July, 1996.).

Timothy J. Jacoby (45)       Treasurer and Chief    Treasurer and Chief Financial Officer of
One Financial Center         Financial Officer      the Liberty Funds; Senior Vice President,
Boston, MA  02111                                   Treasurer and Chief Financial Officer of
                                                    Colonial; Chief Financial Officer,
                                                    Treasurer and Vice President of LFG since
                                                    December, 1998 (formerly Chief Financial
                                                    Officer, Treasurer and Vice President of
                                                    TCG from July, 1997 to December, 1998)
                                                    formerly Senior Vice President, Fidelity
                                                    Accounting and Custody Services, Inc. and
                                                    Assistant Treasurer to the Fidelity Group
                                                    of Funds.

                             Positions(s) held      Principal occupations
Name, Age and Address        with the Trust         during past five years
---------------------        -----------------      ----------------------
J. Kevin Connaughton (34)    Controller and Chief   Controller and Chief Accounting Officer of
One Financial Center         Accounting Officer     the Liberty Funds since February, 1998;
Boston, MA  02111                                   Vice President of Colonial  since February,
                                                    1998 (formerly Senior Tax Manager, Coopers
                                                    & Lybrand, LLP from April, 1996 to
                                                    January, 1998; Vice President, 440
                                                    Financial Group/First Data Investor
                                                    Services Group from March, 1994 to April,
                                                    1996; Vice President, The Boston Company
                                                    (subsidiary of Mellon Bank) from December,
                                                    1993 to March, 1994; Assistant Vice
                                                    President and Tax Manager, The Boston
                                                    Company from March, 1992 to December, 1993).

Joseph R. Palombo (46)       Vice President         Vice President of the Liberty Funds since
One Financial Center                                April, 1999; Executive Vice President and
Boston, MA  02111                                   Director of Colonial since April, 1999;
                                                    Executive Vice President and Chief
                                                    Administrative Officer of LFG since April,
                                                    1999

                             Positions(s) held      Principal occupations
Name, Age and Address        with the Trust         during past five years
---------------------        -----------------      ----------------------
                                                    (formerly Chief Operating Officer,
                                                    Putnam Investments from 1994 to 1998).

                             Positions(s) held      Principal occupations
Name, Age and Address        with the Trust         during past five years
---------------------        -----------------      ----------------------
Nancy L. Conlin (45)         Secretary              Director, Senior Vice President and General
One Financial Center                                Counsel, Colonial (April, 1998 to present);
Boston, MA  02111                                   Vice President and Counsel (February, 1994
                                                    to April, 1998).



         As indicated in the above table, certain Trustees and officers of the Trust also hold positions with LFC, Keyport, LASC, KFSC, Colonial, Stein Roe, Newport, LAMCO and/or certain of their affiliates. Certain of the Trustees and officers of the Trust hold comparable positions with certain other investment companies.

Compensation of Trustees

         The table below sets forth (1) the aggregate compensation paid by the Trust to the Trustees for 1998, and (ii) the amount of compensation paid to the Trustees of the Trust in their capacities as Trustees of the Liberty Funds Complex for service for 1998 (a):

                               COMPENSATION TABLE


                                                      Total Compensation From Liberty Funds Complex
                       Aggregate 1998 Compensation        Paid to the Directors/Trustees For The
Trustee                     from the Trust(b)            Calendar Year Ended December 31, 1998(c)
-------                ---------------------------    ---------------------------------------------
Robert J. Birnbaum              $   592                                $124,429
Tom Bleasdale                       592                                 115,000(e)
John V. Carberry                      0(d)                                    0(d)
Lora S. Collins                     592                                  97,429
James E. Grinnell                   592                                 128,071
Richard W. Lowry                    592                                 123,214
Salvatore Macera                 10,393                                  25,250
William E. Mayer                    296                                 113,286
James L. Moody, Jr.                 592(f)                              105,857(g)
John J. Neuhauser                   599                                 130,323
Thomas E. Stitzel                10,393                                  25,250
Robert L. Sullivan                  649                                 104,100
Anne-Lee Verville                   592(f)                               23,445(h)



(a) The Liberty Funds Complex does not currently provide pension or retirement plan benefits to the Trustees.



(b) Messrs. Birnbaum, Bleasdale, Carberry, Grinnell, Lowry, Mayer, Moody, Neuhauser and Sullivan and Mmes. Collins and Verville joined the Board of the Trustees of the Trust on December 17, 1998.

(c) At December 31, 1998, the Liberty Funds Complex consisted of 52 open-end and 5 closed-end management investment company portfolios advised by the Administrator or its affiliates, Newport, Crabbe Huson Group, Inc. and Stein Roe, nine funds of the Trust and the closed-end Liberty All-Star Equity and Liberty All-Star Growth Fund, Inc., Liberty Funds Trust IX advised by LAMCO, another affiliate of the Administrator.



(d) Mr. Carberry does not receive compensation because he is an affiliated Trustee and employee of LFC.



(e)      Includes $52,000 payable in later years as deferred compensation.



(f) Total compensation of $592 is payable in later years as deferred compensation.



(g) Total compensation of $105,857 is payable in later years as deferred compensation.



(h) Total compensation of $23,445 is payable in later years as deferred compensation.


PRINCIPAL HOLDERS OF SECURITIES


         All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VA contracts and VLI policies or by the general account of Keyport. At March 31, 1999 the general account of Keyport owned of record 48% of All-Star Equity Fund and 37% of Tiger Fund. At all meetings of shareholders of the Funds, Participating Insurance Companies will vote the shares held of record by sub-accounts of their respective separate accounts as to which instructions are received from the VA contract and VLI policy owners on behalf of whom such shares are held only in accordance with such instructions. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VA contracts and VLI policies). There is no requirement as to the minimum level of instructions which must be received from policy and contract owners. Accordingly, each Participating Insurance Company and Keyport disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of their respective separate accounts (or, in the case of Keyport, its general account). No Participating Insurance Company has informed the Trust that it knows of any owner of a VA contract or VLI policy issued by it which on March 31, 1999 owned beneficially 5% or more of the outstanding shares of any Fund.


CUSTODIAN


         The Chase Manhattan Bank, 270 Park Avenue Park Avenue, New York, NY 110017, is custodian of the securities and cash owned by the Funds. The custodian is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by persons authorized by the Trust. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Trust. Portfolio securities of the Funds purchased in the U.S. are maintained in the custody of the custodian and may be entered into the Federal Reserve Book Entry system, or the security depository system of the Depository Trust Company or other securities depository systems. Portfolio securities purchased outside the U.S. are maintained in the custody of various foreign branches of the custodian and/or third party subcustodians, including foreign banks and foreign securities depositories.


                              OTHER CONSIDERATIONS

PORTFOLIO TURNOVER

         Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. Although the Funds cannot predict portfolio turnover rate, it is estimated that, under normal circumstances, the annual rate for each Fund will be no greater than 100%. The portfolio turnover rates of the Funds are shown under "Financial Highlights" in the Prospectus.

         If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities.


         International Fund may be expected to experience higher portfolio turnover rates if such Fund makes a change in its investments from one geographic sector (e.g., Europe; Japan; emerging Asian markets; etc.) to another geographic sector. Costs will be greater if the change is from the sector in which the greatest proportion of its assets are invested.


SUSPENSION OF REDEMPTIONS


         The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (i) for any period during which trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closing, (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Funds is not reasonably practicable, or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.


VALUATION OF SECURITIES

         The assets of the Funds are valued as follows:

         Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where Colonial (the Trust's pricing and bookkeeping agent) deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on Nasdaq are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost when such cost approximates market value pursuant to procedures approved by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate as of 3:00 p.m. Eastern time. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined in good faith under the direction of the Trustees.


         The net asset value of shares of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m., Eastern time, on every day the NYSE is open for trading, except on days where both (i) the degree of trading in a Fund's portfolio securities would not materially affect the net asset value of that Fund's shares and (ii) no shares of a Fund were tendered for redemption and no purchase order was received. The NYSE is open Monday through Friday, except on the following holidays: New Year's Day, Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

PORTFOLIO TRANSACTIONS

         The Trust has no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities with respect to the Funds, and the Funds have no intention to deal exclusively with any particular broker-dealer or group of broker-dealers.

         Each of Colonial, Stein Roe, Newport and each of LAMCO's Portfolio Managers (each an "Advisor") places the transactions of the Funds with broker-dealers selected by it and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time may also execute portfolio transactions with such broker-dealers acting as principals.

         Except as described below in connection with commissions paid to a clearing agent on sales of securities, it is each Fund's policy and the policy of its Advisor always to seek best execution, which is to place the Fund's transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when the Advisor believes that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.


         Subject to such policy of always seeking best execution, and subject to the additional matters described below regarding each of International Fund and All-Star Equity Fund, securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to an Advisor, the Funds or other accounts as to which such Advisor exercises investment discretion. Such Advisor may use all, some or none of such research services in providing investment advisory services to each of its clients, including the Fund(s) it advises. To the extent that such services are used by the Advisors, they tend to reduce their expenses. It is not possible to assign an exact dollar value for such services.


         Subject to such policies as the Board of Trustees may determine, each of the Advisors may cause a Fund to pay a broker-dealer that provides brokerage and research services to it an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for a Fund in excess of the amount of commission that another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). An Advisor placing a brokerage transaction must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided to it by the executing broker-dealer viewed in terms of that particular transaction or its overall responsibilities to the applicable Fund and all its other clients.

         Certain of the other accounts of any of the Advisors may have investment objectives and programs that are similar to those of the Funds. Accordingly, occasions may arise when each of the Advisors engages in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of a Fund and such other accounts. On those occasions, the Advisor will allocate purchase and sale transactions in an equitable manner according to written procedures as approved by the Board of Trustees. Such procedures may, in particular instances, be either advantageous or disadvantageous to a Fund.

         Consistent with applicable rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution and such other policies as the Board of Trustees may determine, each of the Advisors may consider sales of VA contracts and VLI policies as a factor in the selection of broker-dealers to execute securities transactions for the Funds.


         Additional Matters Pertaining to International Fund. The portfolio manager for the International Fund is Gita Rao, who is jointly employed by Colonial and Stein Roe (each of which is an indirect wholly owned subsidiary of LFC). The International Fund and the other accounts advised by Ms. Rao sometimes invest in the same securities and sometimes enter into similar transactions utilizing futures contracts and foreign currencies. In certain cases, purchases and sales on behalf of the Fund and such other accounts will be bunched and executed on an aggregate basis. In such cases, each participating account (including the International Fund) will receive the average price at which the trade is executed. Where less than the desired aggregate amount is able to be purchased or sold, the actual amount purchased or sold will be allocated among the participating accounts (including the International Fund) in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, futures or currencies as far as the International Fund is concerned, Colonial believes that in most cases these practices should produce better executions. It is the opinion of Colonial that the advantages of these practices outweigh the disadvantages, if any, which might result from them.



         Portfolio transactions on behalf of the International Fund may be executed by broker-dealers who provide research services to Colonial or Stein Roe which are used in the investment management of such Fund or other accounts over which Colonial or Stein Roe exercise investment discretion. Such transactions will be effected in accordance with the policies described above. No portfolio transactions on behalf of the Fund will be directed to a broker-dealer in consideration of the broker-dealer's provision of research services to Colonial, or to Colonial and Stein Roe, unless a determination is made that such research assists Colonial in its investment management of the International Fund or other accounts over which Colonial exercises investment discretion.



         Additional Matters Pertaining to All-Star Equity Fund. The Portfolio Management Agreements with LAMCO's Portfolio Managers provide that LAMCO has the right to request that transactions giving rise to brokerage commissions, in amounts to be agreed upon from time to time between LAMCO and the Portfolio Manager, be executed by brokers and dealers (to be agreed upon from time to time between LAMCO and the Portfolio Manager) which provide research products and services to LAMCO or to All-Star Equity Fund or other accounts managed by LAMCO (collectively with All-Star Equity Fund, "LAMCO Clients") or as to which an ongoing relationship will be a value to the Fund in managing its assets. The commissions paid on such transactions may exceed the amount of commissions another broker would have charged for effecting that transaction. Research products and services made available to LAMCO through brokers and dealers executing transactions for LAMCO Clients involving brokerage commissions include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; quotation equipment; and related computer hardware and software, all of which research products and services are used by LAMCO in connection with its selection and monitoring of portfolio managers (including the Portfolio Managers) for LAMCO Clients, the assembly of a mix of investment styles appropriate to LAMCO's Clients' investment objectives, and the determination of overall portfolio strategies.


         LAMCO from time to time reaches understandings with each of the Portfolio Managers as to the amount of the All-Star Equity Fund portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide research products and services to LAMCO. These amounts may differ among the Portfolio Managers based on the nature of the markets for the types of securities managed by them and other factors.

         These research products and services are used by LAMCO in connection with its management of LAMCO Clients' portfolios, regardless of the source of the brokerage commissions. In instances where LAMCO receives from broker-dealers products or services which are used both for research purposes and for administrative or other non-research purposes, LAMCO makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.


         The table below shows information on brokerage commissions paid by each Fund during the periods indicated. (All-Star Equity Fund commenced operations on or about November 17, 1997; Small Cap Fund and High Yield Fund commenced operations on May 19, 1998.)


                           Growth &     Global   International     U.S.     Tiger Fund  All-Star  High Yield  Small Cap  Strategic
                         Income Fund  Utilities      Fund       Stock Fund               Equity      Fund        Fund      Income
                                        Fund                                              Fund                              Fund
                         -----------  ---------  -------------  ----------  ----------  --------  ----------  ---------  ---------
Total amount of            $86,453     $124,815    $66,549       $147,449    $ 36,508    $58,697      $0       $3,240        $0
brokerage commissions
paid during 1998

Total amount of                 $0           $0         $0             $0          $0    $84,729      $0           $0        $0
directed transactions
paid during 1998

Total amount of                 $0           $0         $0             $0          $0        $80      $0           $0        $0
commissions on directed
transactions paid
during 1998

Total amount of            $17,178           $0         $0        $45,117          $0         $0      $0       $1,170        $0
brokerage commissions
paid during 1998 to            (20%)                                  (31%)                                       (36%)
AlphaTrade Inc.
(% of total commission
paid)

Total amount of            $76,021     $108,414    $59,920        $80,839    $110,960    $18,207      --           --        $0
brokerage commissions
paid during 1997

Total amount of            $35,863      $22,345    $92,485        $75,253    $109,515         --      --           --        $0
brokerage commissions
paid during 1996

                       DESCRIPTION OF CERTAIN INVESTMENTS

         The following is a description of certain types of investments which may be made by one or more of the Funds.

MONEY MARKET INSTRUMENTS

         As stated in the Prospectus, each Fund may invest in a variety of high-quality money market instruments. The money market instruments that may be used by each Fund may include:

         UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

         UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury Bills); (ii) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association mortgage-backed securities);
(iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., securities issued by the Farmer's Home Administration).

         BANK AND SAVINGS AND LOAN OBLIGATIONS. These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit invest-ments in foreign branches of domestic banks which meet the foregoing requirements. The Funds will not invest in time-deposits maturing in more than seven days.

         SHORT-TERM CORPORATE DEBT INSTRUMENTS. These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Each Fund may purchase corporate debt securities having greater maturities.

         REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of securities issued by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the value of that Fund's total assets would be invested in such agreements or other securities which are illiquid.

         The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with any extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy under creditworthiness standards approved by the Board of Trustees and only when the economic benefit to the Funds is believed to justify the attendant risks. The Board of Trustees believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with commercial banks or registered broker-dealers.

         ADJUSTABLE RATE AND FLOATING RATE SECURITIES. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

         Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         Floating rate instruments (generally corporate notes, bank notes or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g. daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

INVESTMENTS IN LESS DEVELOPED COUNTRIES


         International Fund's investments in foreign securities may include investments in countries whose economies or securities markets are considered by Colonial not to be highly developed (referred to as "emerging market countries"). Normally no more than 40% of the Fund's assets will be invested in such emerging market countries. As of May 1, 1999, the following countries were considered by Colonial to be emerging market countries:



                                              Europe and
Asia                   Latin America          the Middle East       Africa
----                   -------------          ---------------       ------
China                  Argentina              Czech Republic        South Africa
Hong Kong              Brazil                 Greece
India                  Chile                  Hungary
Indonesia              Colombia               Israel
South Korea            Mexico                 Jordan
Malaysia               Peru                   Poland
Pakistan               Venezuela              Russia
Philippines                                   Turkey

Sri Lanka
Taiwan
Thailand



         Under normal market conditions, the Tiger Fund invests primarily in stocks of companies located in the nine Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, The People's Republic of China and the Philippines.


FOREIGN CURRENCY TRANSACTIONS


         Each of International Fund, Tiger Fund, Global Utilities Fund, Strategic Income Fund and Growth and Income Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. These Funds may purchase foreign currencies on a spot or forward basis in conjunction with their investments in foreign securities and to hedge against fluctuations in foreign currencies. International Fund, Global Utilities Fund, and Strategic Income Fund also may buy and sell currency futures contracts and options thereon for such hedging purposes. Global Utilities Fund and Strategic Income Fund also may buy options on currencies for hedging purposes.


         A Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with purchases or sales of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payments is declared, and the date on which such payments are made or received.

         A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and (if the Fund is so authorized) purchase and sell foreign currency futures contracts.

         For transaction hedging purposes a Fund which is so authorized may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on a currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

         When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, a Fund which is so authorized may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may enter into short sales of a foreign currency to hedge a position in a security denominated in that currency. In such circumstances, the Fund will maintain in a segregated account with its Custodian an amount of cash or liquid debt securities equal to the excess of (i) the amount of foreign currency required to cover such short sale position over (ii) the amount of such foreign currency which could then be realized through the sale of the foreign securities denominated in the currency subject to the hedge.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which the Fund can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Currency Forward and Futures Contracts


         Each of International Fund, Global Utilities Fund, Strategic Income Fund and Tiger Fund will enter into such contracts only when cash or equivalents equal in value to either (i) the commodity value (less any applicable margin deposits) or (ii) the difference between the commodity value (less any applicable margin deposits) and the aggregate market value of all equity securities denominated in the particular currency held by the Fund have been deposited in a segregated account of the Fund's custodian. A forward currency contract involves an obligation to purchase or sell specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the Commodities Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. (Tiger Fund may not invest in currency futures contracts.)


         Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Funds intend to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments or variation margin.

Currency Options

         In general, options on currencies operate similarly to options on securities and are subject to many risks similar to those applicable to currency futures and forward contracts. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

         Global Utilities Fund and Strategic Income Fund will only purchase or write currency options when Stein Roe or Colonial believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.


         The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the value of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

         The value of a currency option reflects the value of an exchange rate which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying currencies in connection with options at prices that are less favorable than for round-lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

Valuations

         There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Settlement Procedures

         Settlement procedures relating to the Funds' investments in foreign securities and to their foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in such Funds' domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign Currency Conversion

         Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

OPTIONS ON SECURITIES


         Each of Global Utilities Fund, International Fund and All-Star Equity Fund may purchase and sell options on individual securities.


         Writing covered options.


         A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the sub-advisor, such transactions are consistent with the Fund's investment objective and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.


         A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

         A Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

          A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

         If a Fund writes a call option but does not own the underlying security, and then it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options.

         A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) options.


         The Staff of the Division of Investment Management of the SEC has taken the position that OTC options purchased by a Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, a Fund will enter into OTC options transactions only with primary dealers in U.S. Government Securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in the money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable and (iv) repurchase agreements maturing in more than seven days.


Risk factors in options transactions.


         The successful use of a Fund's options strategies depends on the ability of its sub-advisor to forecast interest rate and market movements correctly.


         When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.


         The effective use of options also depends on a Fund's ability to terminate option positions at times when its sub-advisor deems it desirable to do so. Although the Fund will take an option position only if the sub-advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.


         If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

         A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

         Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

         Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS


         Each of Global Utilities Fund, International Fund, Strategic Income Fund and All-Star Equity Fund may buy and sell certain future contracts (and in certain cases related options), to the extent and for the purposes specified in the Prospectus.


         A futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on a commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         Although futures contracts by their terms call for actual delivery or acceptance of the underlying financial instruments, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

         Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

         A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

         A Fund will enter into futures contracts only when, in compliance with the SEC's requirements, cash or high quality liquid debt securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian.

Options on futures contracts

         A Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

         A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or equivalents equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian.

Risks of transactions in futures contracts and related options


         Successful use of futures contracts by a Fund is subject its subadvisor's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.


         Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not at times render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

         To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contacts or options), would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Index futures contracts and related options; associated risks

         An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index future contracts, debt index futures contracts, or other index futures contracts (e.g., an interest rate futures contract), as specified in the Prospectus. A Fund may also purchase and sell options on index futures contracts, to the extent specified in the Prospectus.


         There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Fund's sub-advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.



         Successful use of index futures by a Fund for hedging purposes is also subject to its sub-advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities subject to the hedge held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, over time the value of the Fund's portfolio should tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.



         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by a Fund's sub-advisor may still not result in a successful hedging transaction.


         Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

SECURITIES LOANS

         Each of Global Utilities Fund, U.S. Stock Fund and All-Star Equity Fund may make loans of its portfolio securities amounting to not more than 30% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. This collateral is deposited with the Trust's custodian which segregates and identifies these assets on its books as security for the loan. The borrower pays to the Fund an amount equal to any dividends, interest or other distributions received on securities lent. The borrower is obligated to return identical securities on termination of the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Trust has adopted these policies, in part, so that interest, dividends and other distributions received on the loaned securities, the interest or fees paid by the borrower to the Fund for the loan, and the investment income from the collateral will qualify under certain investment limitations under Subchapter M of the Internal Revenue Code.

                             INVESTMENT PERFORMANCE


         Each of the Funds may quote total return figures from time to time. Total return on a per share basis is the reinvested amount of dividends and capital gains received per share plus or minus the change in the net asset value per share for a given period. Total return percentages may be calculated by dividing the value of a share (including distribution reinvestment shares) at the end of a given period by the value of the share at the beginning of the period and subtracting one.



         Average Annual Total Return is a hypothetical Annual Rate of return which if achieved annually would produce the same return as the cumulative total return percentage calculated for the period.



         It is computed as follows:


                 ERV = P(1+T)(n)

         Where:  P      =       a hypothetical initial payment of $1,000
                 T      =       average annual total return
                 n      =       number of years
                 ERV    =       ending redeemable value of a hypothetical $1,000
                                payment made at the beginning of the period (or fractional portion thereof).


         For example, for a $1,000 investment in the Funds, the "Ending Redeemable Value," the "Total Return Percentage" and (where applicable) the "Average Annual Total Return" for the life of each Fund listed below (the period from July 1, 1993 in the case of Growth and Income Fund and Global Utilities Fund; May 2, 1994, in the case of International Fund; July 5, 1994 in the case of U.S. Stock Fund and Strategic Income Fund; May 1, 1995, in the case of Tiger Fund; and November 17, 1997 in the case of All-Star Equity Fund; and May 19,1998 in the case of High Yield Fund and Small Cap Fund) through December 31, 1998 were:



Fund                                                      Ending             Cumulative Total    Average Annual
                                                          Redeemable Value   Return Percentage   Total Return
----                                                      ----------------   -----------------   --------------
Colonial Growth and Income Fund, Variable Series                $2,290              128.98%            16.23%
Stein Roe Global Utilities Fund, Variable Series                 1,935               93.48             12.73
Colonial International Fund for Growth, Variable Series          1,148               14.82              3.00
Colonial U.S. Stock Fund, Variable Series                        2,621              162.09             23.90
Colonial Strategic Income Fund, Variable Series                  1,520               51.96              9.75
Newport Tiger Fund, Variable Series                                828              (17.21)            (5.01)


Liberty All-Star Equity Fund, Variable Series                    1,196               19.62             17.29
Colonial High Yield Securities Fund, Variable Series               974               (2.57)               --
Colonial Small Cap Value Fund, Variable Series                     868              (13.25)               --


         The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds' total returns do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies.

                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

         PricewaterhouseCoopers LLP are the Trust's independent accountants. The financial statements as of December 31, 1998 or for the fiscal years or periods ended December 31, 1998 and December 31, 1997 incorporated by reference in this SAI have been so incorporated, and the schedules of financial highlights for the periods ended December 31, 1998 have been included in the Prospectus, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

         The financial statements of the Trust and Report of Independent Accountants appearing in the December 31, 1998 Annual Report of the Trust are incorporated in this SAI by reference.